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                                                                    EXHIBIT 10.8
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                          STANDARD FORM OF LOFT LEASE
                    THE REAL ESTATE BOARD OF NEW YORK, INC.
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AGREEMENT OF LEASE, made as of this ______ day of _____________ 1999, between
162 Associates LLC, having an address at Helmsley-Spear, Inc., 60 East 42nd Street, New York, New York 10165, party of the first part, hereinafter referred to as OWNER, and Fort Point Partners, Inc., having an office at 162 Fifth
Avenue, New York, New York 10010, party of the second part, hereinafter referred to as TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire seventh (7th) floor in the building known as 162 Fifth Avenue in the Borough of Manhattan, City of New York, for the term of nine (9) years and eight
(8) months (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of September nineteen hundred and ninety-nine, and to end on the 30th day of April, 2009 and both dates inclusive, at an annual rental rate of See Rider which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT:

1. Tenant shall pay the rent as above and as hereinafter provided.

OCCUPANCY:

2. Tenant shall use and occupy demised premises for executive and general offices provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

ALTERATIONS:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

REPAIRS:

4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become invested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

WINDOW CLEANING:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE:

6. prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or

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permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over than in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the first insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as addition rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a loan upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

TENANT'S LIABILITY INSURANCE PROPERTY LOSS, DAMAGE, INDEMNITY:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants, or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice form Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

ASSIGNMENT, MORTGAGE, ETC.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon
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the demised premises the usual notice "To Let" and "For Sale" which notices
Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.

VAULT, VAULT SPACE, AREA:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under
Section 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five
(5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND EXPENSES:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

INABILITY TO PERFORM:

27. This Lease and the obligations of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND NOTICES:

28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

WATER CHARGES:

29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month, ($200.00) of the total meter charges as Tenant's portion. Independently and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

SPRINKLERS:

30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, of if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $100.00, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

ELEVATORS, HEAT, CLEANING:

31. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electrical systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

SECURITY: See Rider

CAPTIONS:

33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS:

34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT EXCAVATION-SHORING:

     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorizing to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claims for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS:

     36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant an Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

GLASS:

     37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered and the amount thereof shall be deemed to be, and be paid, as additional rent.

ESTOPPEL CERTIFICATE:

     38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

DIRECTORY BOARD LISTING:

     39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

SUCCESSORS AND ASSIGNS:

     40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

----------------
SPACE TO BE FILLED IN OR DELETED.


               See Rider annexed hereto and made a part thereof.


In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                       162 Associates LLC

Witness for Owner:                     By: Helmsley-Spear, Inc., as agent [SEAL]
                                          -------------------------------

--------------------------------       By: [SIGNATURE ILLEGIBLE]          [L.S.]
                                          -------------------------------


Witness for Tenant:                    Fort Point Partners, Inc.          [SEAL]
                                       ----------------------------------

--------------------------------       By: /s/ JAMES ROCHE                [L.S.]
                                          -------------------------------

                                ACKNOWLEDGEMENTS

CORPORATE TENANT                                             INDIVIDUAL TENANT
STATE OF NEW YORK,     ss.:                                  STATE OF NEW YORK,     ss.:
COUNTY OF                                                    COUNTY OF

   On this       day of            , 19   , before              On this       day of            , 19   , before
me personally came                                           me personally came
to me known, who being by me duly sworn, did depose and      to be known and known to me to be the individual
say that he resides in                                       described in and who, as TENANT, executed the
that he is the                of                             foregoing instrument and acknowledged to me
the corporation described in and which executed the          that                          he executed
following instrument, as TENANT, that he knows the           the same.
seal of said corporation; that the seal affixed to said                  --------------------------------------
instrument is such corporate seal; that it was so
affixed by order of the Board of Directors of said
corporation, and that he signed his name thereto by
like order.
                    ------------------------------------

                            IMPORTANT -- PLEASE READ

                     RULES AND REGULATIONS ATTACHED TO AND
                          MADE A PART OF THIS LEASE IN
                          ACCORDANCE WITH ARTICLE 36.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors of the halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall no use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisements, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

     9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such a pass.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.


Address

Premises

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                      TO


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               STANDARD FORM OF

   [SEAL]            LOFT           [SEAL]
                    LEASE

   THE REAL ESTATE BOARD OF NEW YORK, INC.

   (c) Copyright 1994. All rights Reserved.
Reproduction in whole or in part prohibited.

=============================================

Dated                                   19

Rent Per Year




Rent Per Month


Term
From
To


Drawn by
         ------------------------------------
Checked by
           ----------------------------------

Entered by
           ----------------------------------
Approved by
            ---------------------------------

============================================='

            RIDER ANNEXED TO LEASE DATED __________ ___, 1999 BETWEEN 162 ASSOCIATES LLC, AS LANDLORD, AND FORT POINT PARTNERS, INC. AS TENANT, FOR THE ENTIRE SEVENTH FLOOR AT 162 FIFTH AVENUE, NEW YORK, NEW YORK


41.   PROVISION OF RIDER

      This rider is annexed to and made a part of the printed part of the Lease to which it is attached and in each instance in which the provisions of this Rider shall contradict or be inconsistent with the provisions of the printed portion of this Lease, as constituted without this Rider, the provisions of this Rider shall prevail and govern and the contradicted or inconsistent provisions of the printed portion of this Lease shall be deemed amended accordingly.

42.   CERTIFICATES BY TENANT

      At any time and from time to time, Tenant, for the benefit of Landlord and the lessor under any ground lease or underlying lease or the holder of any leasehold mortgage affecting any ground lease or underlying lease, or of any fee mortgage covering the building containing the demised promises (the "Building") and the land (the "Land") upon which the Building is erected, on at least five
(5) days' prior written request by Landlord, will deliver to Landlord a statement certifying that this Lease is not modified and is in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified, and stating the modifications), the commencement and expiration dates hereof, the dates to which the fixed rent, additional rent and other charges have been paid, and whether or not, to the best knowledge of the signer of such statement, there are then any existing defaults on the part of either Landlord or Tenant in the performance of the terms, covenants and conditions of this Lease, and if so, specifying the default of which the signer of such statement has knowledge.

43.   LIMITATION OF LIABILITY

      (a) Notwithstanding anything to the contrary in this Lease, none of the Landlord Parties (defined below) shall be liable to Tenant or its partners, principals, directors, officers, contractors, agents, employees, invitees, sublessees, assignees, licensees or any other person or entity claiming through or under Tenant for any loss, injury or damage to Tenant or to any other person or entity, or to its or their property, or for any inconvenience, annoyance, interruption or injury to business arising from (i) Landlord performing any maintenance, repairs, alterations, additions or improvements in or to any portion of the Building or the demised premises or in or to the fixtures, equipment or appurtenances of the Building or the demised premises (nor shall Tenant or any other person or entity be entitled to any abatement or suspension of its obligation to pay fixed annual rent or any additional rent or any other obligations hereunder or be construed to be constructively or otherwise evicted on account of the foregoing), irrespective of the cause of such loss, injury, damage, inconvenience, annoyance, interruption or injury unless caused by or resulting from the gross negligence or willful misconduct of Landlord or its agents or employees; provided, however, that even if due to any such gross negligence or willful misconduct of Landlord, its agents or employees, Tenant waives, to the full extent permitted by law, any claim for any indirect, consequential or punitive damages, including loss of profits in connection therewith and (ii) (notwithstanding whether the loss, injury or damage is caused by the gross negligence or willful misconduct of any Landlord Party) any injury or damage for which Tenant would have been reimbursed under policies of insurance required to be maintained by Tenant by the terms of this Lease had Tenant (A) not failed to procure or maintain such policies of insurance and (B) not failed to procure or maintain such policies of insurance with at least the limits specified herein.

      (b) Tenant shall look solely to the estate and property of Landlord in the Land and Building for the satisfaction of Tenant's remedies for the collection of a judgment or judicial process or arbitration award requiring the payment of money by Landlord and no other property or assets of Landlord, Landlord's agents, shareholders, officers, directors, partners, members, principals (disclosed or undisclosed) or affiliates, whether directly or indirectly through Landlord or through any receiver, assignee, trustee in bankruptcy or through any other person or entity shall be subject to levy, lien, execution, attachment or other enforcement procedure for any liability of Landlord to Tenant under this Lease or under law.

      (c) In no event shall Landlord be liable for any loss, injury or damage (including indirect, consequential or punitive damages) claimed by Tenant or any person or entity claiming through or under Tenant in connection with the failure or refusal by Landlord to grant its consent or approval with respect to any matter as to which it is entitled to give its consent or approval pursuant to this Lease. If Landlord withholds or delays its consent or conditions its consent and Tenant believes that Landlord did so unreasonably, Tenant may prosecute an action for declaratory relief to determine if Landlord properly withheld, delayed or conditioned its consent, but Tenant waives and discharges any claims it may have against Landlord for damages arising from Landlord's withholding, delaying or conditioning its consent. In any such action, the non-prevailing party shall bear all reasonable attorneys' fees incurred by the parties in connection therewith.

44.   INSURANCE

      To the extent any injury, loss, claim, or damage to any person or property is not covered by insurance, Tenant shall save Landlord harmless and indemnify it from and against all injury, loss, claims or damage to any person or property while on the demised premises arising out of the manner of use of the demised premises by Tenant and from and against all injury, loss, claim or damage to any person or property anywhere occasioned by the acts or omissions of Tenant or Tenant's servants, employees or licensees.

      Tenant covenants and agrees that during the term of this Lease it will provide and keep in force (a) general public liability insurance covering and indemnifying persons and property in or about the demised premises and in the connecting corridor in a limit of not less than three million ($3,000,000) dollars in respect of any one occurrence, (b) broad form commercial general liability insurance written on a per occurrence basis with a per occurrence limit of not less than three hundred thousand ($300,000) dollars, (c) business interruption insurance in a face amount of not less than the aggregate amount, for a period of twelve (12) months following the insured against peril, of 100% of all rent and additional rent to be paid by Tenant hereunder, (d) worker's compensation insurance and employer's liability coverage in statutory limits, and New York State disability insurance as required by law, covering all employees, and (e) such other coverage, and with such other limits, that Landlord may reasonably require.

      All such insurance to be obtained by Tenant in connection with this Lease shall be effected in standard form under valid enforceable policies issued by insurers licensed to do business in the State of New York as shall be reasonably acceptable to Landlord and shall, except in the case of workmen's compensation insurance, name Landlord and Tenant as the insureds as their respective interests may appear. Certificates of such insurance shall be delivered to Landlord prior to the commencement date hereof and from time to time during the term of this Lease at least ten (10) days prior to the expiration date of the previous policy together with certificates evidencing the renewal of such policy with satisfactory evidence of payment of the premium on such policy. To the extent obtainable, all such policies shall contain agreements by the insurers that (i) such policies shall not be canceled except upon thirty (30) days' prior written notice to each name insured and (ii) the coverage afforded thereby shall not be affected by the performance of any work upon, in or about the demised premises. Nothing in this paragraph shall prevent Tenant from taking out such insurance under a blanket insurance policy or policies which also can cover other properties, or parts thereof, owned, leased or operated by Tenant as well as the demised premises, provided the insurance applicable to the demised premises is not less than the amounts required herein.

      Tenant agrees to pay all premiums and charges for such insurance, and in the event of its failure to make any such payment when due, or in the event of its failure to provide such insurance or renewal thereof, Landlord may procure the same and/or pay the premium thereon (but in no event shall Landlord be obligated so to do), and Tenant agrees to pay such premiums to Landlord upon demand as additional rent.

      Neither Landlord nor Tenant shall be liable to the other or to any insurance company (by way of subrogation or otherwise) insuring any of the other parties, and each hereby waive their entire right of recovery against the other, for any loss or damage arising out of or incident to the perils insured, or required pursuant to this Lease to be insured even though such loss or damage might have been occasioned by the negligence of Landlord, Tenant, or their respective agents, employees, contractors, invitees and/or permitted subtenants. The foregoing waiver is subject, however, to the amount of insurance obtained or required to be obtained (whichever is greater) by the other party and to the extent such insurance is collectible. Each of Landlord and Tenant (i) shall give notice to their respective insurers that the foregoing mutual waiver of recovery is contained in this Lease and, if required by any such insurer, shall obtain such insurer's prior consent to the foregoing waiver of its and its insured's right of recovery, and (6) shall endeavor to obtain from their respective insurers an appropriate clause in, or an endorsement upon, each such insurance policy pursuant to which each such insurer shall agree that the foregoing waiver shall not affect the validity or enforceability of its insured's coverage. If such a clause or endorsement is obtainable only upon payment of an additional premium, each party shall pay such additional premium. If Tenant's insurer shall refuse to issue such clause or endorsement even with an additional premium, then Landlord shall have the right to designate another insurer who would be prepared to permit such clause or endorsement and Tenant shall use such other insurer. If it is not possible to obtain a clause or endorsement of the type described in clause (ii) above, then the party unable to obtain such clause or endorsement shall notify the other party of this fact and such party shall no longer be obligated hereunder to endeavor to obtain such a clause or endorsement in its insurance policies. The provisions of this subparagraph shall be applicable to any new or renewal insurance policies which Tenant may obtain during the term hereof

45.   COMPLIANCE WITH LAW

            (a) If at any time during the term of this Lease, the fire and life safety law requirements of the City of New York pursuant to Local Law #5 of 1973, Local Law #16 of 1984 or otherwise ("Fire Requirements") or the masonry or exterior wall requirements of the City of New York pursuant to Local Law #10 of 1980 or otherwise ("Masonry Requirements") or any other laws or requirements of the City of New York or any agency having jurisdiction ("Other Requirements") shall impose any obligations or requirements upon Landlord to perform any alterations, installations, changes or improvements (collectively "changes") to the Building and/or the demised premises, then Tenant shall pay to Landlord as additional rent, 9.1% ("Tenant's Payment") of all costs and expenses incurred by Landlord in complying with the Fire, Masonry or Other Requirements during the term hereof Tenant's payment shall be due and payable to Landlord within thirty
(30) days after rendition of a bill therefor accompanied by a statement setting forth the changes performed by Landlord. The obligation of Tenant in respect of such additional rent shall survive the expiration of this Lease. Notwithstanding anything to the contrary contained herein, to the extent that Tenant is required to make any payments pursuant to this paragraph (a) then, to the extent any such changes have a useful life which is reasonably estimated by Landlord to extend beyond the expiration date of this Lease, Tenant shall only be required to pay for that portion of the cost of such change equal to the product of (1) the total cost of such change and (2) a fraction, the numerator of which shall be the number of months remaining in the term of this Lease, and the denominator of which shall be the total number of months in the term of this Lease.

      (b) (i) Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant or Tenant's cleaning contractor shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Landlord. Such separate receptacles may, at Landlord's option, be removed from the demised premises in accordance with a collection schedule prescribed by law.

            (ii) Landlord reserves the right to prohibit the removal of refuse or to collect or accept from Tenant any waste products, garbage, refuse or trash that are not separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Landlord. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Landlord or Tenant by reason of Tenant's failure to comply with the provisions of this Article and, at Tenant's sole cost and expense, shall indemnify, defend and hold Landlord harmless from and against any actions, claims, suits, costs and expenses (including legal fees and expenses) arising from such noncompliance, utilizing counsel reasonably satisfactory to Landlord.

      (c) (i) Tenant shall, at Tenant's expense, comply with all laws now or hereafter existing, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, that impose any obligation, order or duty on Landlord or Tenant: (i) with respect to the demised premises; or (ii) with respect to the Building or any part thereof (including the demised premises) if such obligation, order or duty arises from: (A) the manner of conduct of Tenant's business or operation of its equipment therein; (B) any cause or condition created by or at the instigation of Tenant, including, without limitation, any improvement or alteration; (C) the default in any of Tenant's obligations hereunder beyond the expiration of any applicable grace or cure period; or (D) any Hazardous Material (defined below) brought into the Building by Tenant, any assignee or subtenant of Tenant or any of their agents, contractors or invitees. Tenant shall promptly forward to Landlord any notice it receives of the violation of any law involving the demised premises. Tenant shall pay, within twenty (20) days after demand therefor, all actual, out of pocket costs and expenses, and all fines, penalties and damages that may be imposed upon Landlord by reason of or arising out of Tenant's failure to comply with the provisions of this Article,

            (ii) Tenant shall promptly comply with all requirements relating to the Americans with Disabilities Act, 42 U.S.C. Section 12,101 et seq. and the regulations promulgated thereunder as in effect from time to time ("ADA Requirements") to the extent same applies to the demised premises only. Tenant shall have exclusive responsibility for compliance with ADA Requirements pertaining to the interior of the demised premises, including for the design and construction of the access thereto and egress therefrom. Landlord shall have responsibility for compliance with ADA Requirements which affect the common areas of the Building to the extent same is not necessitated by the acts or omissions of Tenant, its employees or agents or is otherwise the obligation of another tenant. Tenant shall comply with any reasonable plan adopted by Landlord which is designed to comply with ADA Requirements.

46.   BINDING EFFECT

      The submission by Landlord of this Lease in draft form shall be deemed solely for Tenant's consideration and not for acceptance and execution. Such submission shall have no binding force or effect and shall confer no rights nor impose any obligation, including brokerage obligations, on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals hereof shall have been delivered to the respective parties.

47.   REAL ESTATE TAXES

      Tenant shall pay to Landlord, as additional rent, real estate tax escalations based on increases in Real Estate Taxes (defined below) in accordance with this Paragraph:

      (a) Definitions: For the purpose of this Paragraph, the following definitions shall apply:

            (i) The term "Base Tax Year" as hereinafter set forth for the determination of real estate tax escalation, shall mean the New York City real estate tax year commencing July 1, 1999 and ending June 30, 2000.

            (ii)  The term "The Percentage" shall mean 9.1%.

            (iii) The term "The Building Project" shall mean all of the Land together with improvements thereon known as 162 Fifth Avenue, New York, New York.

            (iv) The term "Comparative Year" shall mean the twelve months following the Base Tax Year and each subsequent period of twelve months.

            (v) The term "Real Estate Taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or against the Building Project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said Building Project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said Building Project. If, due to a future change in the method of taxation or in the taxing authority or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the Real Estate Taxes or in lieu of or additions to or increases of said Real Estate Taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "Real Estate Taxes" for the purpose hereof. As to special assessments which are payable over a period of time extending beyond the term of this Lease, only a pro rata portion thereof, covering the portion of the term of this Lease unexpired at the time of the imposition of such assessment, shall be included in "Real Estate Taxes". If, by law, any assessment may be paid in installments, then, for the purposes hereof (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (b) there shall be included in Real Estate Taxes for each Comparative Year in which such installments may be paid, the installments of such assessment so becoming payable during such Comparative Year, together with interest payable during such Comparative Year.

            (vi) The phrase "Real Estate Taxes payable during the Base Tax Year" shall mean the Real Estate Taxes payable for the Base Tax Year.

            (vii) In addition to the foregoing, Tenant will be responsible to pay to Landlord, within ten (10) days of being billed therefor, The Percentage of any business improvement district or similar tax imposed against the Building Project or Landlord.

      (b)   Real Estate Taxes:

            1. In the event that the Real Estate Taxes payable for any Comparative Year shall exceed the amount of such Real Estate Taxes payable during the Base Tax Year, Tenant shall pay to Landlord, as additional rent for such Comparative Year, an amount equal to The Percentage of the excess. Following the expiration of each Tax Year, Landlord shall submit to Tenant a statement, certified by Landlord, setting forth the Real Estate Tax escalation due for the current Comparative Year and the payment, if any, due to Landlord from Tenant for such Comparative Year. The rendition of such statement to Tenant together with a copy of the tax bill shall constitute prima facie proof of the accuracy thereof and, if such statement shows a payment due from Tenant to Landlord with respect to such current Comparative Year, then (i) Tenant shall make payment of any unpaid portion thereof within ten (10) days after receipt of such statement; and (ii) Tenant shall also pay to Landlord, as additional rent, within ten (10) days after receipt of such statement, an amount equal to the product obtained by multiplying the total payment due for the current Comparative Year by a fraction, the denominator of which shall be 12 and the numerator of which shall be the number of months or any portion thereof in the current Comparative Year which shall have elapsed prior to the first day of the month immediately following the rendition of such statement; and (iii) Tenant shall also pay to Landlord, as additional rent, commencing as of the first day of the month immediately following the rendition of such statement and on the first day of each month thereafter until a new statement is rendered, 1/12th of the total payment for the current Comparative Year. The aforesaid monthly payments based on the total payment due for the current Comparative Year may be adjusted to reflect, if Landlord can reasonably so estimate, known increases in rates for the subsequent Comparative Year, whenever such increases become known during such current Comparative Year. The payments required to be made under
(ii) and (iii) above shall be credited toward the payment due from Tenant for the subsequent Comparative Year, subject to adjustment as and when the statement for such subsequent Comparative Year is rendered by Landlord.

            2. Should the Real Estate Taxes payable during the Base Tax Year be reduced by final determination of legal proceedings, settlement or otherwise, then the Real Estate Taxes payable hereunder for all Comparative Years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord, as additional rent, within ten (10) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations. Should the Real Estate Taxes payable during the Base Tax Year be increased by such final determination of legal proceedings, settlement or otherwise, then appropriate recomputation and adjustment also shall be made.

            3. If, after Tenant shall have made a payment of additional rent under this subdivision (b), Landlord shall receive a refund of any portion of the Real Estate Taxes payable during any Comparative Year after the Base Tax Year on which such payment of additional rent shall have been based, as a result of a reduction of such Real Estate Taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall, within ten (10) days after receiving the refund, pay to Tenant The Percentage of the refund less The Percentage of reasonable expenses (including reasonable attorneys' and appraisers' fees) incurred by Landlord in connection with any such application or proceeding. If, prior to the payment of taxes for any Comparative Year, Landlord shall have obtained a reduction of that Comparative Year's assessed valuation of the Building Project, and therefore of said taxes, then the term "Real Estate Taxes" for that Comparative Year shall be deemed to include the amount of Landlord's reasonable expenses in obtaining such reduction in assessed valuation, including reasonable attorneys' and appraisers' fees.

      (c) In no event shall the fixed annual rent under this Lease be reduced by virtue of this Paragraph.

      (d) Upon the date of any expiration or termination of this Lease, whether the same be the date hereinabove set forth for the expiration of the term (hereinafter called the "lease expiration date") or any prior or subsequent date, a proportionate share of the additional rent for the Comparative Year during which such expiration or termination occurs shall become due and payable by Tenant to

Landlord. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such Comparative Year. Promptly after said expiration or termination Landlord shall compute the additional rent from Tenant, as aforesaid, which computations shall either be based on that Comparative Year's actual figures or be an estimate based upon the most recent statements theretofore prepared by Landlord and furnished to Tenant under subdivisions (b) and (c) above. If an estimate is used, then Landlord shall promptly cause statements to be prepared on the basis of that Comparative Year's actual figures and within ten (10) days after such statement or statements are prepared by Landlord and furnished to Tenant, Landlord and Tenant shall make appropriate adjustments of any estimated payments theretofore made.

      (e) Notwithstanding any expiration or termination of this Lease prior to the Lease expiration date (except in the case of a cancellation by mutual agreement, casualty or condemnation), Tenant's obligation to pay any and all additional rent under this Lease shall continue and shall cover all periods up to the Lease expiration or termination date. Landlord's and Tenant's obligation to make the adjustments referred to in subdivision (d) above shall survive any expiration or termination of this Lease.

      (f) Any delay or failure of Landlord in billing for any additional rent payable as hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such additional Tent hereunder.

48.   COST OF LIVING ADJUSTMENTS

      The annual rent reserved in this Lease and payable hereunder shall be adjusted, as of the times and in the manner set forth in this Paragraph.

      (a) Definitions: For the purposes of this Paragraph the following definitions shall apply:

            (i)   The term "Base Year" shall mean the month of August, 1999.

            (ii) The term "Price Index" shall mean the "Consumer Price Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor, All Items, U.S. city average, all urban consumers (presently denominated "CPI-U"), or a successor or substitute index appropriately adjusted.

            (iii) The term "Price Index for the Base Year" shall mean the monthly All Items Price Index for the Base Year.

      (b) Effective as of each January and July subsequent to the Base Year, there shall be made a cost of living adjustment of the annual rent payable hereunder. The July adjustment shall be based on one hundred (100%) percent of the percentage difference between the Price Index for the preceding month of June and the Price Index for the Base Year. The January adjustment shall be based on one hundred (100%) percent of the percentage difference between the Price Index for the preceding month of December and the Price Index for the Base Year.

            (i) In the event the Price Index for June in any calendar year during the term of this Lease reflects an increase over the Price Index for the Base Year, then the annual rent herein provided to be paid as of the July 1st following such month of June, i.e., fixed annual rent originally provided to be paid for in this Lease (unchanged by any adjustments under this Lease), shall be multiplied by one hundred (100%) percent of the percentage difference between the Price Index for June and the Price Index for the Base Year, and the resulting sum shall be added to such annual rent, effective as of such July 1st. Said adjusted annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this Lease.

            (ii) In the event the Price Index for December in any calendar year during the term of this Lease reflects an increase over the Price Index for the Base Year, then the annual rent herein provided to be paid as of the January 1st following such month of December, i.e., fixed annual rent originally provided to be paid for in this Lease (unchanged by any adjustments under this Article), shall be multiplied by one hundred (100%) percent of the percentage difference between the Price Index for December and the Price Index for the Base Year, and the resulting sum shall be added to such annual rent, effective as of such January 1st. Said adjusted annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this Lease.

      The following illustrates the intentions of the parties hereto as to the computation of the aforementioned cost of living adjustment in the annual rent payable hereunder:

                         Assuming that said annual rent is $10,000, that the
                   Price Index for the Base Year was 102.0 and that the Price Index for the month of June in a calendar year following the Base Year was 105.0, then the percentage increase thus reflected, i.e., 2.941% (3.0/102.0) would be multiplied by one hundred (100%) percent and then by $10,000, and said annual rent would be increased by $294.10, which would be divided by 12. Such resulting dividend, $24.51, would be added to the base monthly rent provided to be paid under this Lease, effective as of July 1st of said calendar year, until such time that a new adjustment is provided to be made pursuant to the terms of this article.

      In the event that the Price Index ceases to use 1982/84=100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price in effect at the date of this Lease not been altered. In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information heretofore used in determining the Price Index shall be used.

      No adjustments or recomputations, retroactive or otherwise, shall be made due to any revision which may later be made in the first published figure of the Price Index for any month.

      (c) Landlord will cause statements of the cost of living adjustments provided in subdivision(b) to be prepared in reasonable detail and delivered to Tenant.

      (d) In no event shall the annual rent originally provided to be paid under this Lease (exclusive of the adjustments under this Paragraph) be reduced by virtue of this Paragraph.

      (e) Any delay or failure of Landlord, beyond July or January of any year, in computing or billing for the rent adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

      (f) Notwithstanding any expiration or termination of this Lease prior to the lease expiration date (except in the case of a cancellation by mutual agreement), Tenant's obligation to pay rent as adjusted under this Paragraph shall continue and shall cover all periods up to the lease expiration date, and shall survive any expiration or termination of this Lease.

      (g) Tenant shall not be obligated to make any payments arising under this Article until July, 2000.

49.   ALTERATIONS

      Anything in Article 3 to the contrary notwithstanding, Landlord shall not unreasonably withhold or delay approval of written requests of Tenant to make non-structural interior alterations, decorations, additions and improvements (herein referred to as "alterations") in the demised premises, provided that such alterations do not affect utility services or plumbing and electrical lines or other systems of the Building, and provided that all such alterations shall be performed in accordance with the following conditions:

      (a) All such alterations costing more than $10,000 shall be performed in accordance with plans and specifications first submitted to Landlord for its prior written approval.

      (b) All alterations shall be performed in a good and workmanlike manner. All alterations shall be performed in compliance with all other applicable provisions of this Lease and with all applicable laws, ordinances, directions, rules and regulations of governmental authorities having jurisdiction; and Tenant shall, prior to the commencement of any such alterations, at its sole cost and expense, obtain and exhibit to Landlord any governmental permit required in connection with such alterations.

      (c) All work in connection with alterations shall be performed with union labor having the proper jurisdictional qualifications.

      (d) Tenant shall keep the Building and the demised premises free and clear of all liens for any work or material claimed to have been furnished to Tenant or to the demised premises.

      (e) Prior to the commencement of any work by or for Tenant, Tenant shall furnish to Landlord certificates evidencing the existence of the following insurance:

            (i) Workmen's compensation insurance covering all persons employed for such work and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the demised premises.

            (ii) General liability insurance naming Tenant as insured and Landlord and its designees as additional insured, with limits of not less than $500,000 in the event of bodily injury to one person and not less than $1,000,000 in the event of bodily injury to any number of persons in any one occurrence, and with limits of not less than $500,000 for property damage.

                  Tenant, at its sole cost and expense, shall cause all such insurance to be maintained at all times when the work to be performed for or by Tenant is in progress. All such insurance shall be obtained from a company authorized to do business in New York and reasonably satisfactory to Landlord, and all policies, or certificates therefor, issued by the insurer and bearing notations evidencing the payment of premiums, shall be delivered to Landlord.

      (f) All work to be performed by Tenant shall be performed in a manner which will not unreasonably interfere with or disturb other tenants and occupants of the Building.

      (g) Tenant shall not be required to remove any fixtures, panelling, partitions, railings or other installations presently constituting a part of the demised premises, constituting a part of the initial fitting up of the demised premises for Tenant's occupancy, installed by Landlord at its expense or subsequently installed by Tenant and reasonably usable for an ordinary office tenancy.

      (h) All trade fixtures and other movable property installed by Tenant in the demised premises shall remain Tenant's property and shall be removed by Tenant on or before the lease expiration date or upon the sooner termination of this Lease, provided only that Tenant shall repair any damage to the demised premises resulting from such removal.

      (i) Any alterations to be made by Tenant (other than plumbing and electrical work) may be performed by any reputable contractor or mechanic (collectively, the "Contractor") selected by Tenant and approved by Landlord, which approval Landlord agrees it will not unreasonably withhold or delay, provided the Contractor's performance of the alterations would not result in any labor discord in the Building. In connection with any alteration performed by Tenant, Landlord shall not be entitled to any supervisory fees but Tenant shall reimburse Landlord, within ten (10) days of request therefor, for all actual out-of-pocket costs incurred by Landlord in connection with such alterations.

      (j) Tenant may, at any time during the Term, remove any alteration made by Tenant which is not otherwise prohibited by the terms of this Lease, solely at its expense, provided Tenant promptly repairs any damage resulting from such removal.

      (k) Any restoration or repair which Tenant is required to make (whether structural or nonstructural) shall be of quality or class equal to the then Building standard, as determined by Landlord.

50.   SUBLETTING AND ASSIGNMENT

      Supplementing the provisions of Article 11 hereof, Landlord shall not unreasonably withhold or delay its consent to an assignment of this Lease or to a subletting of all or part of the demised premises, provided that any such assignment or subletting shall be made solely upon the following terms and conditions

      1. No assignment and no subletting shall become effective unless and until Tenant shall have given Landlord at least thirty (30) business days' prior written notice of such proposed assignment or proposed bona fide subletting, together with a statement containing the name and address of the proposed sublessee or assignee, adequate information as to its reputation and financial condition and the intended use of the demised premises along with a copy of the proposed sublease or assignment. The parties agree that if there is a proposed assignment or a proposed subletting of all of the demised premises for all or substantially all of the balance of the term of this Lease, then Landlord shall thereupon have the option, exercisable by written notice within thirty (30) business days after receipt of the notice from Tenant, to terminate this Lease effective as of the effective date of the proposed assignment or the commencement date of the term of such proposed subletting. If there is a proposed subletting of all of the demised premises for less than substantially all of the balance of the term of this Lease or of part but not all of the demised premises, then Landlord shall thereupon have the option, exercisable by written notice within thirty
(30) business days after the receipt of the notice from Tenant, to delete the space proposed to be subleased from the demised premises (with a prorated adjustment in all payments due hereunder for the period of such proposed subletting) effective as of the commencement date of the term of such proposed subletting and for the period of such proposed subletting. If Landlord shall so terminate this Lease or delete portions of space therefrom, then Tenant shall vacate and surrender the demised premises or the deleted portions of space, to Landlord, on or before the effective date pursuant hereto.

      2. If (i) Landlord shall delete any space (the "Space") to be subleased constituting a portion of the demised premises or shall terminate this Lease in the event of any assignment or subletting of all of the demised premises (also the "Space") in accordance with the provisions of paragraph 1 of this Article 50, or (ii) Landlord shall not elect to terminate this Lease or delete portions of Space herefrom pursuant to the provisions of paragraph 1 and the Space is sublet or assigned by Tenant in accordance with the provisions thereof, then all rent and additional rent payable by (a) the assignee or any new tenant to whom Landlord rents the demised premises shall be paid to Landlord, and (b) the sublessee to whom Tenant subleases the demised premises or any portion thereof shall be paid to Tenant. Upon receipt of such rent and additional rent for any month, Landlord or Tenant, as the case may be, shall disburse the rent and additional rent received from such new Tenant or sublessee as follows: (i) if received by Landlord, first to Landlord until Landlord has received the monthly rent and additional rent which would have been paid to Landlord pursuant to this Lease by Tenant for the Space (which rent is the "Original Rent"), including, but not limited to, fixed annual rent, escalation rent for taxes or other additional rent, including electricity, water and sprinkler charges; (ii) if received by Tenant, first to Tenant until Tenant has been reimbursed for the amount of the monthly Original Rent paid by Tenant to Landlord; (iii) then, to Landlord or Tenant, whichever is appropriate, an amount equal to the amount by which such rent and additional rent from the assignee, subtenant or new tenant exceeds the Original Rent (which amount is hereinafter "The Excess") until it recoups the entire cost of brokerage commissions, installations and other costs of renting to such assignee, new tenant or subtenant; (iv) then, to Tenant, out of The Excess, an amount equal to Tenant's unrecouped Installation Cost (as hereinafter defined). Tenant's unrecouped Installation Cost equals Tenant's Installation Cost times a fraction, the numerator of which is the number of months remaining in the term of this Lease from and after the date of the assignment or subletting as if it were not terminated or the Space sublet or assigned and the denominator of which is the number of months during the term of this Lease (as extended by any exercised option), less payments previously made hereunder therefor. In the event Landlord shall not have deleted any space or terminated this Lease, any remaining portion of The Excess received shall be distributed 50% to Landlord and 50% to Tenant. Tenant shall not be entitled to any payment hereunder from Landlord for any period beyond the date this Lease would have expired or terminated, as provided herein, had Landlord not terminated this Lease with respect to the Space pursuant to this Article 50. If Tenant or Landlord, as the case may be, shall receive a payment to which the other is entitled hereunder, payment to the party entitled thereto shall be made within ten (10) days of receipt thereof and that portion payable by Tenant hereunder shall be paid as additional rent in accordance with the terms hereof.

      3. There shall be no default (after notice and the expiration of any applicable grace period) by Tenant under any of the terms, covenants and conditions of this Lease at the time that Landlord's consent to any such subletting or assignment is requested and on the date of the commencement of the term of any such proposed sublease or the effective date of any such proposed assignment.

      4. Upon receiving Landlord's written consent, a duly executed copy of the sublease or assignment shall be delivered to Landlord within thirty (30) days after execution thereof. Any such sublease shall provide that the sublease is subject and subordinate to this Lease. Any such assignment of Lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease thereafter to be performed by Tenant.

      5.    Anything herein contained to the contrary notwithstanding:

            (a) Tenant shall not publicly advertise the availability of the demised premises for assignment or subletting at a rental rate lower than the rental rate at which Landlord is then offering to lease comparable space in the Building (but Tenant shall not be prohibited from assigning or subletting for less than such rental rate).

            (b)   No assignment or subletting shall be made:

                  (i) by the legal representatives of Tenant or by any person to whom Tenant's interest under this Lease passes by operation of law, except in compliance with the provisions of this Article and Article 11 hereof,

                  (ii) to any school, governmental office or agency; messenger service, personnel or employment agency; medical facility or counseling service of any kind; or to any person or entity for the conduct of a business which is not in keeping with the standards for and general character of the Building (to be determined in Landlord's sole discretion); and

                  (iii) to any party which is then a tenant, subtenant, licensee, or occupant of any part of the Building.

      6. Anything hereinabove contained to the contrary notwithstanding, Landlord herewith consents to an assignment of this Lease or sublease of all or part of the demised premises to any entity in which Tenant or its stockholders own at least 51% of the beneficial interest or the parent of Tenant or to any corporation into or with which Tenant may be merged or consolidated or to which substantially all of its assets or stock may be transferred, provided that any such assignment of Lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease thereafter to be performed by Tenant. Tenant agrees that no such assignment or subletting shall be effective unless and until Tenant gives Landlord written notice thereof, together with a true copy of the assignment or sublease.

      7. "Installation Cost" shall mean the costs and expenses incurred and paid for by Tenant in performing alterations in accordance with plans and specifications approved by Landlord for its initial occupancy, as evidenced by paid receipts for materials supplied and services rendered by independent contractors.

      8. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others without Landlord's prior written consent in each instance. Similarly, in no event shall permitted assigns be permitted to sublet any portion of the demised premises or further assign this Lease without the prior written consent of Landlord.

      9. Notwithstanding anything to the contrary contained herein, a public offering of shares of Tenant's stock shall not constitute an assignment of this Lease. Additionally, the transfer of shares of Tenant for purposes of this Article shall not include the sale of shares by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, which sale is effected through the "over-the-counter market" or through any recognized stock exchange.

51.   ELECTRICAL AND PLUMBING SYSTEMS

      When in this Lease, Tenant shall take or be required to take any action which may affect or alter the plumbing or electrical facilities or services furnished by Landlord in the Building, the demised premises, or any portion thereof, Tenant shall only be entitled to have such work performed by the Building contractor designated from time to time by Landlord, in its sole and absolute discretion, to perform such alteration and Landlord shall not be required to permit, and Tenant shall not be entitled to use, any contractor not designated as Landlord's selected contractor.

52.   EXTRA HEAT

      If Tenant shall request heat for the demised premises at any time other than when Landlord is required to furnish heat as provided herein, Landlord shall furnish heat and shall be entitled to receive, as additional rent hereunder and in consideration therefor, an amount computed in accordance with Landlord's standard Building rates from time to time for supplying heat. Tenant shall be required to give reasonable prior notice to Landlord in accordance with Landlord's standard procedure if such heat is required. Payment of the additional rent shall be made within ten (10) days of Tenant being notified and billed therefor by Landlord.

53.   CASUALTY DAMAGE

      Anything in Article 9 to the contrary notwithstanding, in the event of damage or destruction to the demised premises by fire or other casualty (collectively, "Casualty") then, if it is determined by Landlord's architect or engineer that the demised premises cannot be restored to substantially its condition immediately prior to the Casualty within twelve (12) months after the occurrence of the

Casualty, or if the demised premises are not so restored within such twelve (12) month period, or if Landlord shall not have commenced the restoration work six
(6) months after the occurrence of the Casualty then, in any such circumstance, Tenant may terminate this Lease, by written notice sent to Landlord within thirty (30) days after the expiration of such twelve (12) month period or of the six (6) month period if Landlord shall not have commenced the restoration work, whichever is earlier, in which event this Lease shall terminate as of the date set forth in such notice. Fixed annual rent, additional rent and all other amounts payable under this Lease shall be apportioned as of such date and the parties shall have no liability for subsequently accruing obligations hereunder, except to the extent otherwise provided herein.

54.   TENANT'S CONDEMNATION CLAIM

      Anything in Article 10 to the contrary notwithstanding, Tenant shall have the right to make a claim against the condemning authority for the value of its trade fixtures and business machines and equipment taken in the condemnation and for reimbursement of its resultant moving expenses provided such claim does not diminish or otherwise adversely affect Landlord's award.

55.   ACCESS TO THE DEMISED PREMISES

      Supplementing the provisions of Article 13, Landlord's right to enter the demised premises and its access thereto to make repairs and alterations and to erect and maintain pipes and conduits therein (except in the event of any emergency, in which event such right and access shall be unrestricted), shall be subject to the following conditions:

      A. Landlord shall give Tenant reasonable advance notice of proposed entry or access;

      B. All such pipes and conduits shall, to the extent reasonably possible, be concealed in a building standard manner;

      C. Landlord shall use its reasonable efforts to effect all such repairs and alterations and erect and maintain all such pipes and conduits so as to minimize interference with Tenant's normal business operations, but no provision hereof shall obligate Landlord to perform such work other than during normal business hours; and

      D. Landlord shall retain the right to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the Building, and such work shall be performed at Landlord's sole cost and expense. If the demised premises or the means of access thereto are materially adversely affected, such changes shall be subject to Tenant's prior written consent, which consent shall not be unreasonably withheld provided, however, that if such change is made in compliance with any law, order or regulation of any governmental authority having jurisdiction, the New York Board of Fire Underwriters or similar organization, or any insurer of the Building and/or Landlord's interest therein, Tenant's consent shall not be required.

56.   LANDLORD'S PERFORMANCE OF TENANT'S OBLIGATIONS

      Supplementing the provisions of Article 19, except in the event of an emergency, Landlord shall not perform any obligation of Tenant under this Lease nor incur any expenditure for such purpose until after the expiration of any applicable grace period.

57.   TENANT'S TAKING POSSESSION OF THE DEMISED PREMISES

      Anything in Article 21 to the contrary notwithstanding, Tenant's taking possession of the demised premises shall be conclusive evidence that the demised premises and the Building were in good and satisfactory condition at the time such possession was so taken, except as to latent defects and to any items as to which Tenant notifies Landlord within thirty (30) days after initially taking possession.

58.   TENANT'S ACCESS

      Tenant shall be entitled to have access to the demised premises 24 hours a day, 7 days a week, without additional charge provided, however, that Landlord shall be entitled to charge Tenant for any heating services supplied to Tenant other than during hours and on days during which Landlord has the obligation to supply such services pursuant to Articles 31 and 52 hereof.

59.   HOLIDAYS

      Heat and/or manual elevator facilities shall not be provided on holidays deemed to be commercial building contract holidays of Local 32B-32J of Services Employees Union.

60.   SQUARE FOOTAGE

      Tenant does hereby acknowledge that no representations have been made by Landlord or anyone acting on behalf of Landlord as to the amount of square footage in the demised premises. Tenant has inspected the demised premises and relies upon its own judgment in computing the square footage.

61.   BUILDING CODE COMPLIANCE

      Following is a list of steps involved in the processing of Tenant plans which Tenant herein must comply with by engaging such firm as may be designated by Landlord from time to time to insure proper code compliance:

      1. Architectural and mechanical plans are reviewed for compliance with the Building standard and New York City Building Code.

      2. Insertion of appropriate standard Building Department notes and details.

      3. Certification by a professional engineer as to compliance with the Building Code.

      4. Filing plans and specifications with the Department of Buildings and processing to approval.

      5. Making controlled inspection of air conditioning system, completion inspection of entire installation and filing of forms 10E and 23A indicating proper completion of installation with the Department of Buildings.

      A Tenant installation will not be considered complete until an approved Completion Certificate is filed with the Department of Buildings and an amended Certificate of Occupancy reflecting Tenant's use of the demised premises has been obtained, which Tenant shall hereby agree to obtain if required to permit Tenant's legal use of the demised premises.

62.   FLAMMABLE MATERIALS

      Neither Tenant nor any of Tenant's servants, employees, agents, visitors or licensees shall bring, keep or use in or upon the demised premises or the Building, any solvent having a flash point below 110 degrees F, nor shall any liquid which emits volatile vapors below the temperature of 100 degrees F be brought, kept or used in or upon the demised premises or the Building, except as follows:

      A. The process using such liquids shall be conducted in a room of fire resistant construction, as the same is or may hereafter be defined by the Fire Insurance Rating Organization;

      B. If more than one but not more than two gallons of such liquids are kept on the demised premises, they shall be stored in safety cans. If more than two but less than ten gallons of such liquids are kept on the demised premises, they must be stored in safety cans and kept in a cabinet constructed by Tenant in a manner approved by the fire insurance rating organization. Reasonable amounts in excess of ten gallons may be kept provided they are stored in a vault constructed by Tenant in a manner approved by said Organization; and

      C. Any use or storage of such liquids shall at all times be in accordance with the requirements of the Fire Department, Board of Fire Underwriters and the Fire Insurance Rating Organization.

A breach of the aforesaid regulations shall be deemed a default of this Lease under Article 17 hereof.

63.   SECURITY

            (a) Tenant shall, upon the signing of this Lease, either (i) deposit with Landlord cash in the amount of $330,000 (the "Security Deposit") or
(ii) deliver to Landlord a letter of credit (the "Letter of Credit") issued in favor of Landlord in the sum of the Security Deposit, in either case as security for the faithful performance and observance by Tenant of the terms, conditions and provisions of this Lease. Provided Tenant is not in default under this Lease then, if the Security Deposit hereunder is in the form of cash, Tenant, at Tenant's option, but only during the first year of the term of the Lease, may substitute in lieu of such cash Security Deposit being held by Landlord, a replacement Letter of Credit issued in favor of Landlord in an amount equal to the sum of the cash Security Deposit being substituted by such replacement Letter of Credit; provided that in no event shall Landlord have less than the full Security Deposit on hand at any time during the term hereof. Upon receipt by Landlord of a replacement Letter of Credit satisfying the requirements contained in this Article and in the amount required by the preceding sentence, Landlord shall pay to Tenant cash in the amount of the cash Security Deposit substituted by such replacement Letter of Credit.

            (b) It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of fixed annual rent and additional rent beyond any applicable notice and grace period or any other sum for which Tenant is liable hereunder, Landlord may draw upon the Letter of Credit and apply or retain any portion or all of the amount received from such draw or apply or retain the whole or any part of the cash Security Deposit so deposited, as the case may be, to the extent required for the payment of any fixed annual rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease including, but not limited to, any damages or deficiency in the reletting of the demised premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other re-entry by Landlord. If Landlord draws upon any part of the Letter of Credit and applies or retains any portion or all of the amount received from such draw or applies or retains any part of the cash Security Deposit so deposited (as the case may be), Tenant, upon demand, shall restore the face amount of the Letter of Credit to an amount equal to the Security Deposit or deposit with Landlord cash equal to the amount so applied or retained so that Landlord shall have the full Security Deposit on hand at all times during the term hereof

            (c) Any Letter of Credit delivered by Tenant shall be an irrevocable commercial Letter of Credit in the amount of the Security Deposit, such Letter of Credit to be in form and substance satisfactory to Landlord, and issued by a member bank of the New York Clearing House Association acceptable to Landlord, or issued by such other bank with assets and reserves substantially equivalent to any of such member banks and acceptable to Landlord, payable upon the presentation by Landlord to such bank of a sight-draft, without presentation of any other documents, statements or authorizations, which Letter of Credit shall provide (i) for the continuance of such Letter of Credit for the period of at least one (1) year from the date hereof, (ii) for the automatic extension of such Letter of Credit for additional periods of one (1) year from the initial and each future expiration date thereof (the last such extension to provide for the continuance of such Letter of Credit for at least thirty (30) days beyond the Expiration Date of this Lease) unless such bank gives Landlord notice of its intention not to renew such Letter of Credit, not less than 45 days prior to the initial or any future expiration date of such Letter of Credit and (iii) that in the event such notice is given by such bank, Landlord shall have the right to draw on such bank at sight for the balance remaining in such Letter of Credit and hold and apply the proceeds thereof in accordance with the provisions of this Article and this Lease. Each Letter of Credit to be deposited and maintained with Landlord (or the proceeds thereof) shall be held by Landlord as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease, and in the event that (x) any default by Tenant beyond any applicable notice and cure periods occurs under this Lease, or (y) Landlord transfers its right, title and interest under this Lease to a third party and, after ten (10) days notice from Landlord, the bank issuing such Letter of Credit does not consent to the transfer of such Letter of Credit to such third party, or (z) notice is given by the bank issuing such Letter of Credit that it does not intend to renew the same, as above provided, and a substitute Letter of Credit in form and substance satisfactory to Landlord and otherwise complying with the terms of this Article is not received by Landlord within ten (10) days after such notice is given, then, in any such event, Landlord may draw on such Letter of Credit, and the proceeds of such Letter of Credit shall then be held and applied as security (and be replenished, if necessary) as provided in this Article and this Lease.

            (d) If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and renditions of this Lease, the Security Deposit delivered by Tenant shall be returned to Tenant promptly after the Expiration Date and after delivery of the entire possession of the demised premises to Landlord in the condition required pursuant to the terms of this Lease. In the event of a sale of the Building or leasing of the Building, Landlord shall have the right to transfer the Security Deposit to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of the Security Deposit; and Tenant agrees to look solely to the new Landlord for the return of the Security Deposit; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

            (e) On or after the fifth (5th) anniversary of the term of this Lease, Tenant shall be permitted to reduce the amount of the Security Deposit to $247,500 provided, however, Tenant shall, as of the date of such reduction, (i) not then be in default of any of its obligations under this Lease, (ii) show, to Landlord's reasonable satisfaction, that during the immediately preceding four
(4) month period, Tenant generated an operating profit, as determined in accordance with generally accepted accounting principles and (iii) have a net worth, also determined in accordance with generally accepted accounting principles, of not less than $50,000,000. If the Security Deposit is in cash, Landlord will pay to Tenant the amount of the reduction within thirty (30) days after receipt of Tenant's written request therefor. If the Security Deposit then held by Landlord is in the form of a Letter of Credit, Landlord will accept a Letter of Credit complying with the applicable provisions of this Lease in the proper reduced amount in exchange for the existing Letter of Credit, or will enter into an amendment of the existing Letter of Credit reducing the amount thereof to the proper reduced amount.

64.   EXTERMINATION

      Tenant, at its sole cost and expense, shall maintain such extermination services as are necessary to keep the demised premises free of pests and vermin at all times.

65.   ODORS

      Tenant shall not cause or permit any unusual or objectionable odors, by-products or waste material to permeate from the demised premises. Tenant covenants that it will hold Landlord harmless against all claims, damages or causes of action for damages arising after the commencement of the term of this Lease and will indemnify Landlord for all such suits, orders or decrees and judgments entered therein, resulting from the use of said unusual or objectionable odors, by-products or waste material, and, in addition, Tenant covenants to pay any attorneys' fees and other legal expenses made necessary in connection with any claim or suit as aforesaid, all provided, however, that Tenant is given immediate written notice thereof with the opportunity to defend by attorneys of its designation (which attorneys are reasonably acceptable to Landlord) and that Landlord cooperates in said defense (but at no cost to Landlord).

      For the purpose of eliminating any such odors, waste material or by-products, Tenant may erect and maintain such facilities and appurtenances as may be necessary to eliminate any such odors, by-products or waste materials. All such facilities or appurtenances shall be erected at Tenant's sole cost and expense, shall be in accordance with applicable laws, orders and regulations of all governmental authorities and the New York Board of Fire underwriters as set forth in Article 6 of this Lease, and shall be subject to Landlord's reasonable approval.

66.   FLOOR LOADS

      Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Tenant agrees to position all machines, safes, business machines, printing equipment or other mechanical equipment in such locations as to minimize noise and vibration emanating therefrom. All of such installations shall be placed and maintained by Tenant, at Tenant's sole cost and expense, in settings sufficient, in Landlord's sole judgment, to absorb and prevent vibration, noise and annoyance to other tenants in the Building.

      All of such machines and/or equipment installed by Tenant in the demised premises shall not at any time be in violation of existing laws affecting the demised premises or in violation of the Certificate of Occupancy issued for the Building.

67.   LANDLORD'S COSTS BY TENANT'S DEFAULTS

      If Landlord, as a result of a default by Tenant of any of the provisions of this Lease, including the covenants to pay rent and/or additional rent, makes any expenditure or incurs any obligations for the payment of money including, but not limited to, reasonable attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations so incurred with interest (at the prime rate then being charged by Citibank, N.A. plus five (5%) percent) and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefor, and if any expenditure is incurred in collecting such obligations, such sum shall also be recoverable by Landlord as additional damages.

68.   LOBBY ATTENDANT

      For the purpose of maintaining lobby attendant service in the passenger lobby of the Building, Tenant agrees to pay to Landlord a sum equal to 10% of Landlord's total cost of maintaining such lobby attendant service. This sum shall be payable as additional rent due under this Lease. As the cost of maintaining such lobby attendant shall increase or decrease, so shall the above mentioned charge be adjusted proportionate to the increase or decrease in the total cost of maintaining such lobby attendant service.

69.   PLATE GLASS

      Tenant, at its own cost and expense, shall replace all damaged or broken plate glass or other glass in or about the demised premises.

70.   BROKER

      Tenant warrants that it has dealt with no real estate broker other than Helmsley-Spear, Inc. and Cushman & Wakefield, Inc. (collectively the "Brokers"), in negotiating this Lease and hereby agrees to indemnify and hold harmless Landlord in the event that any claims for a brokerage commission are made by any party other than the Brokers. This provision shall survive the expiration or sooner termination of this Lease.

71.   SUBORDINATION AND ATTORNMENT

      Supplementing Article 7 hereof.

      (a) This Lease, and all rights of Tenant under it, are subordinate and subject to all present and future ground, master or operating leases of the Land and the Building and any and all present and future mortgages, security interests or other security documents upon or affecting the Land and the Building and to all advances thereunder and all renewals, replacements, modifications, amendments, consolidations and extensions thereof (all of the foregoing, collectively, the "SENIOR INTERESTS", and the holders of Senior Interests, collectively, "SENIOR INTEREST HOLDERS"), unless any Senior Interest Holder elects, by written notice to Tenant, that this Lease shall be superior to its lease or mortgage. This Article shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall, within twenty (20) days of demand therefor, execute, acknowledge and deliver any instrument that Landlord, any Senior Interest Holder or any of their respective successors in interest may (in the form required by the Senior Interest Holder requesting the same) request to evidence such subordination.

      (b) Any Senior Interest Holder who succeeds to the rights of Landlord under this Lease is sometimes referred to herein as a "SUCCESSOR LANDLORD". Tenant acknowledges and agrees that, upon a Successor Landlord's succession to the rights of Landlord under this Lease, Tenant shall, at the option of such Successor Landlord, fully and completely attorn to and recognize the Successor Landlord as Tenant's landlord hereunder and shall promptly execute and deliver to such Successor Landlord any additional instrument that such Successor Landlord may request to evidence such attornment. Upon attornment, this Lease shall continue in full force and effect as a direct Lease between Tenant and the Successor Landlord upon all of the terms, covenants and conditions contained herein except that the Successor Landlord shall not be: (a) liable for any previous act or omission of Landlord under this Lease, (b) subject to any offset which had accrued to Tenant against any prior Landlord, (c) obligated to complete any construction of the Building or the demised premises, (d) obligated to make any payment to or on behalf of Tenant, (e) required to account for any security deposit except to the extent of any security deposit actually delivered to the Successor Landlord, or (f) bound by any previous modification of this Lease or by any prepayment of more than one month's fixed annual rent or additional rent unless such modification or prepayment was expressly approved in writing by the Successor Landlord. Nothing contained in this Article shall be construed to impair any right otherwise exercisable by a Senior Interest Holder.

72.   USE AND OCCUPANCY

      Supplementing Article 2 hereof:

      (a) Subject to and in accordance with all rules, regulations, laws, ordinances, statutes and requirements of all governmental authorities and any bodies having jurisdiction thereof, Tenant covenants and agrees that it shall use the demised premises solely for executive, administrative and general offices and for no other purpose.

      (b) Tenant covenants that Tenant will (i) not use or suffer or permit any person to use the demised premises for any unlawful purpose and (ii) obtain and maintain at Tenant's sole cost and expense all licenses and permits from any and all governmental authorities having jurisdiction of the demised premises which may be necessary for the conduct of Tenant's business therein. Tenant further covenants to comply with all applicable laws, resolutions, codes, rules and regulations of any department, bureau, agency or any governmental authority having jurisdiction over the operation, occupancy, maintenance and use of the demised premises for the purpose set forth herein. Tenant indemnifies and saves Landlord harmless from and against any claims, penalties, loss, damage, cost or expense imposed by reason of a violation of any applicable law or the rules and regulations of governmental authorities having jurisdiction thereof relating to Tenant's use and occupancy of the demised premises.

      (c) Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees to at any time handle, use, manufacture, store or dispose of in or about the demised premises or the Building, any (collectively "HAZARDOUS MATERIALS") flammable materials, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws in the demised premises or the Building or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, and subject to Landlord's prior consent, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the demised premises as permitted herein; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the demised premises, Building or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Parties harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the demised premises of any Hazardous Materials (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision hereof.

73.   AIR CONDITIONING

      Tenant agrees that the payment for cost of electric power consumed by the air conditioning system shall be the responsibility of Tenant.

      During the term of this Lease, the air conditioning system shall be owned by Landlord and shall be surrendered to Landlord at the expiration or sooner termination of this Lease in good working condition, reasonable wear and tear excepted. Tenant agrees to maintain the system and provide periodic service thereto but not less than once per year at its sole cost and expense make replacements of parts to the air conditioning unit as they may become necessary during the term of this Lease.

74.   HOLDING OVER

      If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this Lease, such holding over shall not be deemed to extend the term of or constitute a renewal of this Lease, but such holding shall be upon the covenants and conditions herein set forth, except that the charge for use and occupancy of the demised premises for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) that Tenant so holds over shall be equal to the sum of:

      a. 1/12 of the highest annual rent rate set forth in this Lease, times 2.0, plus

      b. 1/12 of the net increase, if any, in fixed annual rent due solely to increase in the cost of the value of electric service furnished to the demised premises in effect on the last day of the term of this Lease, plus

      c. 1/12 of all other items of annual additional rent (including, but not limited to, real estate tax escalations), which annual additional rent would have been payable pursuant to this Lease had this Lease not expired, plus

      d. those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this Lease, had this Lease not expired, which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant's failure to vacate the demised premises after the expiration or sooner termination of this Lease. The aforesaid provisions of this Article shall survive the expiration or sooner termination of this Lease.

75.   SIGNAGE

      Tenant shall be allowed three (3) listings in the Building lobby directory, for which it agrees to pay to Landlord a one time charge which shall not exceed Landlord's cost, per listing requested. No other signs or advertising of any kind will be permitted in the Building lobby.

      Tenant will be permitted to display upon the entrance door to the demised premises a sign of size, material and design subject to Building standard. Tenant further agrees to submit the text and design of such door sign to Landlord for Landlord's reasonable approval. Upon approval by Landlord, Landlord shall cause such sign to be prepared and installed, the cost for which Tenant agrees to reimburse Landlord within five (5) days of receipt of request by Landlord for payment.

      Landlord reserves right to change Building standard from time to time and to change the signs and listings to comply with the Building standard. In no instance will Tenant be permitted to display any signs or advertising in the windows of the Building.

76.   ELECTRIC CURRENT

      Tenant acknowledges that its consumption of electrical energy at the demised premises during the term hereof shall be measured by a separate meter servicing the demised premises and Landlord shall have no responsibility in connection therewith. Tenant shall make all necessary arrangements and pay all charges for the installation and maintenance of such meter. Tenant shall make application directly to the public utility and/or other providers for Tenant's entire separate supply of electric current and Landlord shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose, but only to the extent of Tenant's then authorized load.

      Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the Building or wiring installation. Tenant agrees not to connect any additional electrical equipment to the Building electric distribution system, other than lamps, typewriters and other small office machines which consume comparable amounts of electricity, without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Landlord will also at the sole cost and expense of Tenant, install all meters and other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. Only rigid conduit or electricity metal tubing (EMT) will be allowed.

77.   EFFECT OF GOVERNMENTAL LIMITATION ON RENTS AND OTHER CHARGES

      If any law, decision, order, rule or regulation (collectively called "Limiting Law") of any governmental authority shall have the effect of limiting for any period of time the amount of rent or other amounts payable by Tenant to any amount less than the amount required by this Lease, then:

      A. throughout the period of limitation, Tenant shall remain liable for the maximum amount of rent and other amounts which are legally payable; and

      B. when the period of limitation ends, or if the Limiting Law is repealed, or following any order or ruling that substantially restrains or prohibits enforcement of the Limiting Law, Tenant shall pay to Landlord, on demand (to the extent that payment of such amounts is not prohibited by law), all amounts that would have been due from Tenant to Landlord during the period of limitation but which were not paid because of the Limiting Law; and thereafter Tenant shall pay to Landlord rent and all other amounts due pursuant to this Lease, all calculated as though there had been no intervening period of limitation.

78.   LATE PAYMENTS

      Tenant acknowledges that monthly fixed rent and additional rent payments are due on or before the first (1st) day of each month. Tenant shall herein be permitted to make such payments up to the fifth (5th) day of each month without additional charge. In the event that, during any calendar year, Tenant fails to make such payments of any portion of rents due by the fifth (5th) day of each month, Landlord shall for each lateness after the first occurrence, be permitted to charge Tenant, as additional rent, the sum of one thousand three hundred and seventy-five (1,375.00) Dollars as liquidated damages and not as a penalty, which Tenant agrees to pay within fifteen (15) days of receipt of invoice.

79.   FURTHER PROVISIONS AS TO DEFAULT

      All sums of money, other than the fixed annual rent reserved in this Lease, which shall become due from and payable by Tenant to Landlord hereunder, shall constitute additional rent, the default in the payment of which Landlord shall have the same remedies as for a default in the payment of fixed annual rent.

      If Tenant is late in making any payments due to Landlord from Tenant under this Lease for thirty (30) or more days, then interest shall become due and owing to Landlord on such payment from the date thirty (30) days after which it was due, which interest shall be computed at the following rates:

      (i) for an individual or partnership tenant, computed at the maximum lawful rate of interest;

      (ii) for a corporate tenant, computed at the rate of two and 00/100 (2.00%) percent per month, but in no event in excess of the maximum lawful rate of interest chargeable to corporations in the State of New York.

      Bills for any expenses incurred by Landlord in connection with any performance by it for the account of Tenant after a default hereunder beyond the applicable grace period, and bills for all costs, expenses and disbursements of every kind and nature whatsoever including, but not limited to, reasonable counsel fees, involved in collecting or endeavoring to collect the fixed annual rent or any additional rent or any part thereof, enforcing or endeavoring to enforce any rights against Tenant or any of Tenant's obligations against Tenant, under or in connection with this Lease, or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor, or services provided, furnished, or rendered, by Landlord at Tenant's instance to or for the benefit of Tenant, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable in accordance with the terms of such bills.

80.   TERM; CONDITION OF DEMISED PREMISES; LANDLORD'S WORK

      (a) The term of this Lease (the "Term") shall commence on September 1, 1999 (the "Commencement Date") and shall expire on April 30, 2009 (the "Expiration Date"), unless sooner terminated pursuant to any provision hereof or by law. The taking of occupancy or possession of the whole or any portion of the demised premises by Tenant shall be conclusive evidence that the demised premises and the Building were in good and satisfactory condition as of such date. Tenant covenants and agrees that if permission is given to Tenant to enter into possession of all or any portion of the demised premises prior to the Commencement Date, then Tenant shall pay all charges for water, sewage disposal, heating, cooling, electricity, lighting and any other utilities attributable to the demised premises which are payable by Tenant hereunder from the date upon which the demised premises are delivered to Tenant. Any such charges which may be paid by Landlord shall be reimbursed to Landlord by Tenant within fifteen (15) days of rendition of a bill therefor. In addition, from such date of delivery through and including the Commencement Date, Tenant shall perform all of its obligations hereunder (other than the obligation to pay fixed annual rent) including, without limitation, its indemnity and insurance obligations.

      (b) Tenant acknowledges that it has made or been given the opportunity to make a thorough examination and inspection of the demised premises. Tenant agrees that it is entering into this Lease without any representations or warranties by Landlord, its employees, agents, representatives or servants or any other person as to the condition of the demised premises or the appurtenances thereof or any improvements therein or thereon, or any other matters pertinent thereto or to this Lease, except to the extent specifically set forth herein. Tenant agrees to accept the demised premises in "as is" condition at the time possession is given to Tenant, without requiring any alterations, improvements, repairs or decorations to be made by Landlord or at Landlord's expense, other than the performance of Landlord's Work (defined below).

      (c) Tenant agrees to accept the demised premises in "as is" condition, with the exception of the following work ("Landlord's Work") to be performed by
Landlord:

            (i) remove any asbestos in the demised premises in compliance with applicable law and deliver to Tenant an ACP-5 certificate for the demised premises;

            (ii)  provide 400 amp, 3 phase electrical service to the panel box;

            (iii) install two (2) 15 ton air-cooled package air-conditioning units on stands, without duct work;

            (iv) make all windows within the demised premises operable and weather-proof;

            (v) sand existing wood floors in the demised premises and apply one (1) coat of polyurethane; and

            (vi) demolish the existing drywall partitioning within the demised premises and deliver the demised premises in broom clean condition.

81.   RENT

      (a) Beginning on the Commencement Date and continuing thereafter throughout the term of this Lease, Tenant shall pay to Landlord fixed annual rent in the amount of $330,000.00 per annum, payable in consecutive equal monthly installments of $27,500.00 on the first day of each calendar month during the term hereof, provided, however, that if Tenant shall not be in default on any of its obligations hereunder, Landlord shall waive the monthly installments of fixed annual rent for the first three (3) months of the term hereof. Notwithstanding the foregoing, if Landlord's work shall not have been substantially completed within three (3) months from the Commencement Date, Tenant's free rent period will be extended until the day that Landlord's Work is substantially completed.

      (b) Beginning on the Commencement Date, Tenant shall pay to Landlord as additional rent all sums payable by Tenant under the provisions of this Lease other than fixed annual rent including, without limitation, all interest that may accrue thereon in the event of Tenant's failure to pay such amounts when due, and all damages, costs and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, all of which shall be due and payable within twenty (20) days of demand therefor unless another time is expressly provided for in this Lease. Landlord shall have the same remedies for failure to pay additional rent as for non-payment of fixed annual rent.

      (c) Tenant shall pay the fixed annual rent and additional rent when due, without notice or demand, and without any abatement, deduction or set-off, except for any notices, demands, abatements, deductions or set-offs expressly provided for elsewhere in this Lease. Tenant shall pay such amounts to Landlord in lawful money of the United States by check or other method of payment so that in any case the funds are "available" on the due date for payment thereof at the address of Landlord or such other place Landlord may designate by notice to Tenant.

      (d) The rent payable for any portion of a calendar month included in the term shall be prorated in the ratio that the number of days in such portion bears to the actual number of days in such month.

      (e) The first monthly installment of Rent payable hereunder shall be paid upon Tenant's execution and delivery of this Lease.

82.   INDEMNIFICATION

      Tenant shall defend, indemnify and hold harmless Landlord, its agents, officers, directors, shareholders, partners, members and principals (whether disclosed or undisclosed) (hereinafter the "Landlord Parties") from and against any and all claims, demands, liability, loss, damage, costs and expenses (including reasonable attorneys' fees and disbursements) arising from or in connection with: (a) any breach or default beyond the expiration of any applicable grace or cure period by Tenant in the full and prompt payment and performance of Tenant's obligations hereunder; (b) the use or occupancy or manner of use or occupancy of the demised premises by Tenant or any person claiming under or through Tenant, (c) any act, omission or negligence of Tenant or any of its subtenants, assignees or licensees or its or their partners, principals, directors, officers, agents, invitees, employees, guests, customers or contractors during the term hereof, (d) any accident, injury or damage occurring in or about the demised premises during the term hereof; (e) the performance of any alteration in the demised premises including, without limitation, Tenant's failure to obtain any permit, authorization or license or failure to pay in full any contractor, subcontractor or materialmen performing work on such alteration; and (f) any mechanics lien filed, claimed or asserted in connection with any alteration or any other work, labor, services or materials done for or supplied to, or claimed to have been done for or supplied to, Tenant, or any person claiming through or under Tenant provided, however, that same shall not have been caused by the gross negligence or willful misconduct of Landlord, its agents, contractors, principals, officers, directors, employees or assigns. If any claim, action or proceeding is brought against any of the Landlord Parties for a matter covered by this indemnity, Tenant, upon notice from the indemnified person or entity, shall defend such claim, action or proceeding with counsel reasonably satisfactory to Landlord and the indemnified person or entity.

83.   LANDLORD'S APPROVALS

      Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval, and Landlord shall require the expert opinion of Landlord's counsel or architect as to the form or substance thereof, Tenant agrees to pay the reasonable fee of such architect and/or counsel for reviewing the said plan, agreement or document.

84.   ACCESS TO FREIGHT ELEVATOR

      Tenant will be permitted non-exclusive access to the Building's freight elevators at no charge during normal business hours, but Tenant's use thereof shall be in compliance with all of the provisions of this Lease including, without limitation, the Building's Rules and Regulations.

85.   VENTING

      Subject to the reasonable rules of Landlord and to Landlord's requirements regarding its location and manner of venting, Tenant shall be permitted to vent any special equipment installed in the demised premises (including, but not limited to, any air-cooled supplemental HVAC units) through the Building's windows (other than on the Fifth Avenue side of the Building) provided Tenant otherwise complies with the provisions of this Lease, including, but not limited to, the Building's Rules and Regulations.

86.   TENANT'S WORK

      Upon its execution and delivery of this Lease, Tenant shall deposit with M&T Bank, in its branch office located at 350 Park Avenue, New York, New York, the sum of $250,000 (the "Fund") to secure Tenant's obligation to pay for its initial "hard cost" alterations to the demised premises (such initial hard cost alterations are hereinafter referred to as the "Work"). For purposes of the preceding sentence, the term "hard costs" shall include, but is not limited to electrical work, air conditioning duct work, painting, installation of drywall and lighting fixtures, etc. Tenant, upon Landlord's request, shall furnish to Landlord evidence that the Fund has been established in the required amount.

      As the Work progresses, Tenant will make periodic payments to its contractors out of the Fund and, within five (5) days after any such payment out of the Fund, Tenant shall deliver to Landlord a copy of the receipted invoice for which the withdrawal was made together with a copy of the check in payment of the invoice.

      In the event Tenant shall withdraw from the Fund any amounts which are not the subject of a proper invoice, such withdrawal shall constitute a default by Tenant hereunder, thereby entitling Landlord to all of the remedies available to Landlord arising from a default by Tenant.

                              162 ASSOCIATES LLC

                              By: Helmsley-Spear, Inc., as Agent

                              By:  /s/ [SIGNATURE ILLEGIBLE]
                                  ---------------------------------

                              FORT POINT PARTNERS, INC.

                              By:  /s/ MATTHEW ROCHE
                                  ---------------------------------

                                  ATTACHMENT 1
                                111 Sutter Street
                                  Master Lease
                            Dated September 21, 1999

                             - III SUTTER STREET -

                           - OFFICE BUILDING LEASE -

                            BASIC LEASE INFORMATION

DATE OF LEASE:               September 21, 1999

LANDLORD:                    CEP INVESTORS XII LLC

LANDLORD'S ADDRESS:          c/o Ellis Partners, Inc.
                             433 California Street, Sixth Floor
                             San Francisco, California 94104
                             Attn:  James F. Ellis

TENANT:                      SHOPNOW.COM INC.

TENANT'S ADDRESS:            111 Sutter Street
                             San Francisco, California 94104
                             Attn:    Mr. Michael A. Wychochi

BUILDING:                    111 Sutter Street, San Francisco, California

LEASED PREMISES:             Approximately 50,833 rentable square feet
                             consisting of the entire 8th (approximately 12,747
                             rentable square feet), 9th (approximately 12,703
                             rentable square feet), 10th (approximately 12,672 rentable square feet), and 11th (approximately
                             12,711 rentable square feet) floors of the Building

RENTABLE AREA:               Approximately 50,833 rentable square feet

TERM COMMENCEMENT DATE:      The date the Tenant Improvements are Substantially
                             Complete (estimated to be April 1, 2000)

TERM EXPIRATION DATE:        The last day of the calendar month in which the
                             tenth (10th) anniversary of the Term Commencement
                             Date occurs

OPTION TO EXTEND:            Number of Extension Periods: One (1)
                             Years per Extension Period: Five (5)

BASE RENT:                   Months 1 and 2 = $0.00 per rentable square foot of
                             Rentable Area per annum.

                             Months 3 to 12 = $37.00 per rentable square foot of Rentable Area per annum.

                             Months 13 to 60 = $39.25 per rentable square foot of Rentable Area per annum

                             Months 61 to 84 = $42.00 per rentable square foot of Rentable Area per annum

                             Months 85 to 108 = $44.00 per rentable square foot of Rentable Area per annum

                             Months 109 to 120 = $45.00 per rentable square foot of Rentable Area per annum

BASE YEAR:                   2000

TENANT'S PROPORTIONATE SHARE (BUILDING):     approximately 19.84%

SECURITY DEPOSIT:            $2,500,000.00 (as set forth in Section 5.14)

GUARANTOR:                   None

LANDLORD'S BROKER.           The CAC Group

TENANT'S BROKER:             Colliers International


     (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE TO FOLLOW.]

        The foregoing BASIC LEASE INFORMATION is incorporated herein and made a part of the LEASE to which it is attached. If there is any conflict between the BASIC LEASE INFORMATION and the LEASE, the BASIC LEASE INFORMATION shall control.

                                  "LANDLORD":

                                  CEP INVESTORS XII LLC,
                                  a Delaware limited liability company

                                  By:   EPI Investors XII LLC,
                                        a California limited liability company
                                        Its Manager

                                        By:   Ellis Partners, Inc.,
                                              a California corporation,
                                              Its Manager

                                              By:
                                                 -------------------------------
                                              Typed Name:
                                                         -----------------------
                                              Title:
                                                    ----------------------------

                                  "TENANT":

                                  SHOPNOW.COM INC,
                                  a Washington corporation

                                  By:       /s/ JOE ARCINIEGA
                                     -------------------------------------------
                                  Typed Name: Joe Arciniega
                                             -----------------------------------
                                  Title: CHIEF OPERATING OFFICER
                                        ----------------------------------------

                                  By:
                                     -------------------------------------------
                                  Typed Name:
                                             -----------------------------------
                                  Title:
                                        ----------------------------------------

                              OFFICE BUILDING LEASE

        THIS LEASE, made as of the date specified in the BASIC LEASE INFORMATION sheet, by and between the landlord specified in the BASIC LEASE INFORMATION sheet ("Landlord") and the tenant specified in the BASIC LEASE INFORMATION sheet ("Tenant").

                                   ARTICLE 1.
                                   DEFINITIONS

        1.01 DEFINITIONS: Terms used herein shall have the following meanings:

        1.02 "ADDITIONAL RENT" shall mean all monetary obligations of Tenant under this Lease other than the obligation for payment of Gross Rent.

        1.03 [Intentionally deleted.]

        1.04 "BASE RENT" shall mean the sums due from time to time as rental for the Leased Premises.

        1.05 "BASE YEAR" shall mean the calendar year specified on the Basic Lease Information sheet.

        1.06 "BASIC OPERATING COST" shall have the meaning given in Section
3.05.

        1.07 "BUILDING" shall mean the building and other improvements associated therewith identified on the Basic Lease Information sheet.

        1.08 "BUILDING STANDARD IMPROVEMENTS" shall mean the standard materials ordinarily used by Landlord in the improvement of the Leased Premises.

        1.09 "COMMON AREAS" shall mean (a) the areas on individual floors of the Building devoted to non-exclusive uses such as common corridors, lobbies, fire vestibules, elevator foyers, stairways, elevators, electric and telephone closets, restrooms, mechanical closets, janitor closets and other similar facilities for the benefit of all tenants (and invitees) on the particular floor and other floors and (b) other areas of the Project available for the use and benefit of all tenants (and invitees).

        1.10 "COMPUTATION YEAR" shall mean a fiscal year consisting of the calendar year commencing January 1st of each year during the Term, commencing in the Base Year and continuing through the Term, with a short or stub fiscal year in any partial fiscal year in which the Lease expires or is terminated for the period between January 1 of such year and the date of lease termination or expiration.

        1.11 "GROSS RENT" shall mean the total of Base Rent and Tenant's Proportionate Share of Increased Basic Operating Cost.

        1.12 "LANDLORD'S BROKER" shall mean the individual or corporate broker identified on the Basic Lease Information sheet as the broker for Landlord.

        1.13 "LANDLORD'S CONTRIBUTION" shall have the meaning given in Exhibit
B.

        1.14 "LANDLORD'S IMPROVEMENTS" shall have the meaning given in Exhibit
B.



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        1.15 "LEASED PREMISES" shall mean the floor area more particularly shown on the floor plan attached hereto as EXHIBIT A, containing the Rentable Area (as such term is defined in Section 1.20 below) specified on the Basic Lease Information sheet.

        1.16 "PERMITTED USE" shall mean primarily general office and the ancillary use of preparation and photography (but not film processing) of food items and other general items for inclusion in catalogs (in a variety of media), and any other related lawful use; provided, however, that Permitted Use shall not include (a) offices or agencies of any foreign government or political subdivision thereof; (b) offices of any agency or bureau of any state, county or city government; (c) offices of any health care professionals; (d) schools or other training facilities which are not ancillary to corporate, executive or professional office use; or (e) retail or restaurant uses.

        1.17 "PROJECT" shall mean the Building and common areas affiliated therewith, and the real property on which the Building and common areas are located.

        1.18 "PROPERTY TAXES" shall have the meaning given in Section 3.06.

        1.19 "RENT" shall mean Gross Rent plus Additional Rent.

        1.20 "RENTABLE AREA" shall mean the area or areas of space in the Building determined in accordance with the Standard Method for Measuring Floor Area in Office Buildings published by the Building Owners and Managers Association International (ANSI-Z65.1-1996) and including a proportionate allocation of the square footage of the Building's elevator and mechanical equipment areas, telephone and electrical rooms, loading dock, janitorial service areas, public lobbies and corridors. The Rentable Area of the Leased Premises has been calculated on the basis of the foregoing definition and is agreed for all purposes of this Lease to be the amount stated on the Basic Lease Information sheet, subject to remeasurement by Landlord only in the event of a change in method of measurement for the Building or Project as hereinabove provided.

        1.21 "SECURITY DEPOSIT" shall mean the amount specified on the Basic Lease Information sheet to be paid by Tenant to Landlord and held and applied pursuant to Section 5.14.

        1.22 "SUBSTANTIAL COMPLETION" shall mean (and the Leased Premises shall be deemed "Substantially Complete") when (i) installation of the Tenant Improvements and the Landlord's Improvements (as defined in EXHIBIT B) by the Contractor has occurred; (ii) Tenant has direct access from the street to the elevator lobby on the floor (or floors) where the Leased Premises are located;
(iii) basic services (as described in Section 4.01) are available to the Leased Premises; (iv) the Architect (as defined in EXHIBIT B) has issued a certificate of Substantial Completion with respect to the Leased Premises; and (v) a certificate of occupancy or its equivalent for the Leased Premises has been issued by appropriate governmental authorities. Substantial Completion shall be deemed to have occurred notwithstanding a requirement to complete "punchlist" items or similar corrective work.

        1.23 [Intentionally deleted.]

        1.24 "TENANT IMPROVEMENTS" shall have the meaning given in EXHIBIT B.

        1.25 "TENANT'S BROKER" shall mean the individual or corporate broker identified on the Basic Lease Information sheet as the broker for Tenant.

        1.26 "TENANT'S PHYSICAL POSSESSION DATE" shall mean February 15, 2000.



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

        1.27 "TENANT'S PROPORTIONATE SHARE" is specified on the Basic Lease Information sheet and is based on the percentage which the Rentable Area of the Leased Premises bears to the total Rentable Area of the Project, subject to adjustment in the event of the remeasurement of the Building or (the Project as permitted under Section 1.20 above.

        1.28 "TERM" shall mean the period commencing with the Term Commencement Date and ending at midnight on the Term Expiration Date.

        1.29 "TERM COMMENCEMENT DATE" shall be the date set forth on the Basic Lease Information sheet.

        1.30 "TERM EXPIRATION DATE" shall be the date set forth on the Basic Lease Information sheet, unless sooner terminated pursuant to the terms of this Lease or unless extended pursuant to the provisions of Section 8.01.

        1.31 OTHER TERMS. Other terms used in this Lease and on the Basic Lease Information sheet shall have the meanings given to them herein and thereon.

                                   ARTICLE 2.
                                 LEASED PREMISES

        2.01 LEASE. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Leased Premises upon all of the terms, covenants and conditions set forth in this Lease.

        2.02 ACCEPTANCE OF LEASED PREMISES. Tenant acknowledges that: (a) it has been advised by Landlord, Landlord's Broker and Tenant's Broker, if any, to satisfy itself with respect to the condition of the Leased Premises (including, without limitation, the heating, ventilation, electrical, plumbing and other mechanical installations, fire sprinkler systems, security, environmental aspects, and compliance with applicable laws, ordinances, rules and regulations) and the present and future suitability of the Leased Premises for Tenant's intended use; (b) Tenant has made such inspection and investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Tenant's occupancy of the Leased Premises and the term of this Lease; and (c) neither Landlord nor Landlord's Broker nor any of Landlord's agents has made any oral or written representations or warranties with respect to the condition, suitability or fitness of the Leased Premises other than as may be specifically set forth in this Lease or otherwise made in connection with the completion of the Landlord Improvements described in Exhibit B. Tenant accepts the Leased Premises in its AS IS condition existing on the date Tenant executes this Lease, subject to (i) all matters of record, (ii) applicable laws, ordinances, rules and regulations, and (iii) the completion of the Landlord Improvements and the Tenant Improvements described in Exhibit B. Tenant acknowledges that neither Landlord nor Landlord's Broker nor any of Landlord's agents has agreed to undertake any alterations or additions or to perform any maintenance or repair of the Leased Premises except as set forth in this Lease and except as may be expressly set forth in Exhibit B.

        2.03 RIGHT TO RELOCATE LEASED PREMISES. [intentionally deleted].

        2.04 RESERVATION OF RIGHTS. Landlord reserves the right from time to time, so long as reasonable access and basic services to the Leased Premises remain available, to install, use, maintain, repair, relocate and/or replace pipes, conduits, wires and equipment within and around the Building and to do and perform such other acts and make such other changes in, to or with respect to the Building or the Project (including



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

without limitation with respect to the driveways, parking areas (if any), walkways and entrances to the Project) as Landlord may, in the exercise of sound business judgment, deem to be appropriate; provided, however, that in all events Landlord shall exercise its reserved right in a manner that is consistent with all of Tenant's then-current security measures for the Leased Premises, does not unreasonably interfere with Tenant's use and occupancy of the Leased Premises, and does not reduce the Rentable Area of the Leased Premises, without Tenant's prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed. In connection therewith, Landlord shall have the right to close temporarily any of the Common Areas so long as reasonable access to the Leased Premises remains available to Tenant and Tenant's licensees and invitees.

                                   ARTICLE 3.
                               TERM, USE AND RENT

        3.01 TERM. Except as otherwise provided in this Lease, the Term shall commence upon the Term Commencement Date, and shall continue in full force for the Term. Tenant shall be given access to the Leased Premises starting on the Tenant's Physical Possession Date in order for Tenant and other consultants and/or Tenant's contractors to install, if any, furniture, telephone networks, and computer networks as long as such work does not interfere with the construction of the Tenant Improvements and the Landlord's Improvements. Notwithstanding any other provision of this Lease to the contrary, if physical possession to the Leased Premises is not given to Tenant by June 1, 2000, excluding from such tally (x) each day of Tenant Delay, and (y) each day of delay caused by factors entirely beyond the reasonable control of Landlord, then Tenant, as its sole remedy, may, at its option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease in which event neither Landlord nor Tenant shall have any further obligations hereunder. If written notice of cancellation is not received by Landlord within such ten (10)-day period, Tenant's right to cancel this Lease shall terminate and be of no further force or effect. From the Tenant's Physical Possession Date through the Term Commencement Date, Tenant shall be subject to all of the covenants in this Lease, except that Tenant's obligation to pay Rent shall commence in accordance with Section 3.03 below. When the Term Commencement Date and the Term Expiration Date have been ascertained, the parties shall promptly execute a Confirmation of Term of Lease substantially in the form attached as EXHIBIT C.

        3.02 USE. Tenant shall use the Leased Premises solely for the Permitted Use and for no other use or purpose, except as permitted by Landlord pursuant to Landlord's written consent, which consent will not be unreasonably withheld, conditioned, or delayed. It shall not be deemed unreasonable for Landlord to withhold its consent to a proposed change of use if the proposed use is one set forth in Section 1.16(a) through (e).

        3.03 BASE RENT.

        (a) Tenant shall pay the Base Rent to Landlord in accordance with the schedule set forth on the Basic Lease Information sheet and in the manner described below. Tenant shall pay the Base Rent for the THIRD (3RD) month of the Term upon execution of this Lease. Commencing with the first day of the FOURTH
(4TH) calendar month of the Term, Tenant shall pay the Gross Rent (consisting of Base Rent plus, when applicable in accordance with Section 3.04 below, Tenant's Proportionate Share of Increased Basic Operating Cost (and/or Tenant's Proportionate Share of Increased Property Taxes) in monthly installments on or before the first day of each calendar month during the Term and any extensions or renewals thereof, in advance without demand and without any reduction, abatement, counterclaim or setoff, except as otherwise set forth in this Lease, in lawful money of the United States at Landlord's address specified on the



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

Basic Lease Information sheet or at such other address as may be designated by Landlord in the manner provided for giving notice under Section 9.11 hereof.

        (b) Notwithstanding any other provision of this Lease to the contrary, if the Term Commencement Date occurs on a day other than the first day of a month, then the Base Rent provided for such partial month shall be prorated based upon a thirty (30)-day month and the prorated installment shall be paid on the first day of the third (3rd) full calendar month after the Term Commencement Date together with the other amounts payable on that day. If the Term terminates on other than the last day of a calendar month, then the Gross Rent provided for such partial month shall be prorated based upon a thirty (30)-day month and the prorated installment shall be paid on the first day of the calendar month in which the date of termination occurs.

        3.04 TENANT'S PROPORTIONATE SHARE OF INCREASED BASIC OPERATING COST.

        (a) Commencing in the 2001 Computation Year and continuing through the remainder of the Term, Tenant shall pay to Landlord (i) Tenant's Proportionate Share of the total dollar increase, if any, in Basic Operating Cost attributable to each Computation Year over Base Year expenses ("Tenant's Proportionate Share of Increased Basic Operating Cost"), and (ii) Tenant's Proportionate Share of the total dollar increase, if any, in Property Taxes attributable to each Computation Year over Base Year Property Taxes ("Tenant's Proportionate Share of Increased Property Taxes").

        (b) During the 2001 Computation Year, on or before the first day of each month during such Computation Year, Tenant shall pay to Landlord one-twelfth (1/12th) of Landlord's reasonable estimate of the amounts payable by Tenant under Section 3.04(a) for Tenant's Proportionate Share of Increased Basic Operating Cost and for Tenant's Proportionate Share of increased Property Taxes, as set forth in Landlord's written notice to Tenant delivered on or before the Term Commencement Date. Commencing in the 2000 Computation Year and continuing thereafter through the remainder of the Term, during the last month of each Computation Year (or as soon thereafter as practicable), Landlord shall give Tenant notice of Landlord's reasonable estimate of the amounts payable by Tenant under Section 3.04(a) for Tenant's Proportionate Share of Increased Basic Operating Cost and for Tenant's Proportionate Share of Increased Property Taxes for the following Computation Year. On or before the first day of each month during the following Computation Year, Tenant shall pay to Landlord one-twelfth (1/12) of each of such estimated amounts, provided that if Landlord fails to give such notice in the last month of the prior year, then Tenant shall continue to pay on the basis of the prior Computation Year's estimate until the first day of the calendar month next succeeding the date such notice is given by Landlord; and from the first day of the calendar month following the date such notice is given, Tenant's payments shall be adjusted so that the estimated amount for that Computation Year will be fully paid by the end of that Computation Year. If at any time or times Landlord reasonably determines that the amount or amounts payable under Section 3.04(a) for Tenant's Proportionate Share of Increased Basic Operating Cost and/or for Tenant's Proportionate Share of Increased Property Taxes for the current Computation Year will vary from the respective estimate thereof given to Tenant, Landlord, by not less than ten (10) business days' notice to Tenant, may revise such estimate for such Computation Year, and subsequent payments by Tenant for such Computation Year shall be based upon such revised estimate.

        (c) Following the end of each Computation Year (beginning with the 2001 Computation Year), but in no event later than one hundred twenty (120) days after the end of such Computation Year, Landlord shall deliver to Tenant a statement of amounts payable under Section 3.04(a) for such Computation Year prepared by Landlord's agent, together with such supporting documentation, including information about such amounts payable during the Base Year, as Tenant may reasonably request. If Landlord fails to deliver such a statement to Tenant within such one hundred twenty (120) day period, Landlord shall be



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deemed to have waived and forfeited any right Landlord may have to collect any underpayment by Tenant for such Computation Year, but nothing herein shall prevent Tenant from requiring Landlord to deliver such a statement after such one hundred twenty (120) day period and receiving a credit for any overpayment shown thereby. If such statement shows an amount or amounts owing by Tenant with respect to Basic Operating Cost or Property Taxes that is less than the payments for such Computation Year previously made by Tenant therefor, respectively, Landlord shall credit such amount to the next payment(s) of Gross Rent falling due under this Lease. If such statement shows an amount owing by Tenant with respect to Basic Operating Cost or Property Taxes that is more than the estimated payments for such Computation Year previously made by Tenant therefor, respectively, Tenant shall pay the deficiency to Landlord within twenty (20) business days after delivery of such statement. If, within ninety (90) days of Tenant's receipt of Landlord's statement, Tenant notifies Landlord that Tenant desires to audit or review Landlord's statement, Landlord shall cooperate with Tenant to permit such audit or review during normal business hours. Any such audit may only be conducted by an independent nationally recognized accounting firm or a nationally recognized real estate management or consulting firm that is not being compensated by Tenant on a contingency fee basis, with the assistance of Tenant's legal counsel. Landlord shall make available in the San Francisco Bay Area at Landlord's, or at Landlord's election at Landlord's property manager's, place of business, such books and records as are reasonably necessary for Tenant to conduct and complete such audit. Tenant shall have the right to make copies of such books and records at Tenant's sole cost and expense, except as otherwise set forth in this Section 3.04. Except as otherwise set forth in this Section 3.04, Tenant shall bear all other costs and expenses associated with Tenant's audit (including fees of Tenant's auditor). Within ten
(10) business days of completion of the audit, if Tenant desires to challenge Landlord's statement, then Tenant shall provide Landlord with a copy of Tenant's auditor's report. Within thirty (30) days of Landlord's receipt of Tenant's auditor's report, Landlord shall notify Tenant as to whether Landlord agrees or disagrees with the conclusions reached in Tenant's auditor's report. Landlord's failure to respond shall be deemed to constitute a disagreement with the Tenant's auditors report. If Landlord agrees with the conclusions of Tenant's auditor's report showing a discrepancy in Tenant's favor, then Landlord shall credit the amount of such discrepancy to the payment of Gross Rent due or falling due under this Lease. If, however, Landlord disagrees with, or is deemed to disagree with, Tenant's auditor's report, Landlord and Tenant shall endeavor to resolve any disagreements regarding Tenant's auditors report. If Landlord and Tenant are unable to resolve such disagreement regarding Tenant's auditor's report within twenty (20) business days after Landlord's notice of disagreement or failure to respond, then Landlord and Tenant shall submit the matter to an independent audit conducted by an independent nationally recognized accounting firm or a nationally recognized real estate management or consulting firm that has been mutually selected by Tenant and Landlord. The results of such independent audit shall be conclusive and binding upon Landlord and Tenant. In the event such independent audit reveals a discrepancy in Tenant's favor, then Landlord shall credit the amount of such discrepancy to the payment of Gross Rent due or falling due under this Lease. In the event such independent audit reveals a discrepancy in Landlord's favor, Tenant shall pay the amount of the discrepancy to Landlord within twenty (20) business days of completion of the audit. The failure of Tenant to notify Landlord that Tenant desires an audit within ninety (90) days of Tenant's receipt of Landlord's statement under this
Section 3.04(c) shall constitute an acceptance by Tenant of Landlord's statement and a waiver by Tenant of its right to audit for such Computation Year. If Tenant commences an audit in accordance with this Section 3.04(c) then such audit and the Tenant's auditor's report must be completed within sixty (60) days of Tenant's notice to Landlord of Tenant's desire to audit provided that such sixty (60) day period shall be extended, day-for-day, for each day Landlord prevents or delays the conduct of such audit. Failure of Tenant to complete the audit within such sixty (60) day period (as the same may be extended for Landlord delays) shall constitute an acceptance by Tenant of Landlord's statement for such Computation Year. The respective obligations of Landlord and Tenant under this Section 3.04(c) shall survive the Term Expiration Date, and, if the Term Expiration Date is a day other than the last day of a Computation Year, the adjustments in Tenant's Proportionate Share of Increased Basic Operating Cost and in Tenant's Proportionate Share of Increased Property Taxes pursuant to this Section 3.04(c) for the



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Computation Year in which the Term Expiration Date occurs shall be prorated in the proportion that the number of days in such Computation Year preceding the Term Expiration Date bears to three hundred sixty-five (365). Notwithstanding any other provision of this Lease to the contrary, in the event any Tenant's auditor's report to which Landlord agrees with the auditor's conclusions or any independent audit reveals a discrepancy in the amount actually owed by Tenant for Basic Operating Cost, Increased Property Taxes, or both, of more than four percent (4%), then Landlord shall bear all of the costs and expenses of the audits (including Tenant's audit).

        (d) Landlord shall have the same remedies for a default in the payment of Tenant's Proportionate Share of Increased Basic Operating Cost or for a default in the payment of Tenant's Proportionate Share of Increased Property Taxes as for a default in the payment of Base Rent.

        3.05 BASIC OPERATING COST.

        (a) Basic Operating Cost shall mean all expenses and costs (but not specific costs which are separately billed to and paid by particular tenants of the Building) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the management, ownership, maintenance, repair, preservation and operation of the Project and its supporting facilities directly servicing the Project (determined in accordance with generally accepted accounting principles, consistently applied) including, but not limited to, the following:

               (1) Wages, salaries and related expenses and benefits of all on-site and off-site employees and personnel engaged in the operation, maintenance, repair and security of the Project, to the extent such charges are directly allocable to services rendered by the employees and personnel for the benefit of the Project.

               (2) Costs of Landlord's office (including the property management office) and office operation in the Project, as well as the costs of operation of a room for delivery and distribution of mail to tenants of the Building.

               (3) All supplies, materials, equipment and equipment rental used in the operation, maintenance, repair and preservation of the Project.

               (4) Utilities, including water, sewer and power, telephone, communication and cable television facilities, lighting, heating and ventilating the entire Project.

               (5) All maintenance, janitorial and service agreements for the Project and the equipment therein, including, without limitation, alarm and/or security service, window cleaning, elevator maintenance, sidewalks, landscaping, Building exterior and service areas.

               (6) A management cost recovery in an amount not to exceed five percent (5%) of all Rent (excluding such management cost recovery) derived from the Building.

               (7) Legal and accounting services for the Project, including the costs of audits by certified public accountants (other than audits for which Landlord must bear the cost pursuant to Section 3.04; provided, however, that legal expenses shall not include the cost of lease negotiations, termination of leases, extension of leases or legal costs incurred in proceedings by or against any specific tenant.



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                      (8) All insurance costs, including, but not limited to,
the cost of all risk property and liability coverage and rental income and earthquake insurance applicable to the Project and Landlord's personal property used in connection therewith, as well as commercially reasonable deductible amounts applicable to such insurance; provided, however, that Landlord may, but shall not be obligated to, carry earthquake insurance, but if Landlord does not obtain earthquake insurance in the Base Year, but thereafter chooses to obtain such insurance, Landlord shall adjust the Basic Operating Costs for the Base Year to include an amount equal to the premium for such insurance that would have been paid if such insurance had been obtained in the Base Year.

                      (9) Repairs, replacements and general maintenance (except for repairs paid by proceeds of insurance or by Tenant or other tenants of the Building or third parties, and alterations attributable solely to specific tenants of the Project.

                      (10) Amortization (together with reasonable financing charges) of capital improvements made to the Project subsequent to the Term Commencement Date which are designed to and do improve the operating efficiency of the Project, in Landlord's reasonable opinion, or which may be required by governmental authorities, including those improvements required for energy conservation and for the benefit of individuals with disabilities ("ADA Improvements"), in relation to new laws or changes in existing laws, applicable to the Building, which arise or take affect after the date of this Lease.

               (b) In the event any of the Basic Operating Costs are not allocable solely to the Building or are not provided on a uniform basis within the Building, Landlord shall make an appropriate and equitable adjustment, in Landlord's reasonable discretion, to the relevant cost allocations to the Building and the Leased Premises and Tenant shall pay only its proportionate share of any increase in the amounts allocable to the Building and the Leased Premises over the amounts so allocated in the Base Year on a consistent basis.

               (c) Notwithstanding any other provision of this Lease to the contrary, in the event that the Project is not fully occupied during any year of the Term, an adjustment shall be made in computing Basic Operating Cost for such year (including the Base Year) so that Basic Operating Cost shall be computed as though the Building had been 95% occupied during such year.

               (d) The following items shall be excluded from Basic Operating
Costs: (i) depreciation on the Building and the Project; (ii) debt service;
(iii) rental under any ground or underlying lease; (iv) attorneys' fees and expenses incurred in connection with lease negotiations with prospective Project tenants or alleged defaults with Project tenants; (v) the cost of any improvements or equipment which would be properly classified as capital expenditures (except for any capital expenditures expressly included in Section 3.05(a), including, without limitation, Section 3.05(a)(10)); the cost of decorating, improving for tenant occupancy, painting or redecorating portions of the Building to be demised to tenants; (vii) advertising expenses relating to vacant space; (viii) real estate brokers' or other leasing commissions; and (ix) Property Taxes.

        3.06 PROPERTY TAXES.

               (a) "Property Taxes" shall mean all real estate or personal property taxes, possessory interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, housing fund assessments, open space charges, assessments, bonds, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed or imposed by any public authority upon the Project (or any portion or component thereof), its operations, this Lease, or the Rent due hereunder (or any portion or component thereof), except: (i) inheritance or estate taxes imposed upon or


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


assessed against the Project, or any part thereof or interest therein, (ii) Landlord's personal or corporate income, gift or franchise taxes; or (iii) any other fees or payments in lieu of the taxes described in clauses (i) and (ii) hereof.

               (b) In the event any of the Property Taxes are not allocable between the Leased Premises, the Building and other improvements in the Project on a uniform basis, Landlord shall make an appropriate and equitable adjustment, in Landlord's reasonable discretion, to the relevant allocations of Property Taxes to the Leased Premises or the Building and Tenant shall pay only its proportionate share of any increase in the amounts allocable to the Building and the Leased Premises over the amounts so allocated in the Base Year on a consistent basis.

               (c) Notwithstanding any other provision of this Lease to the contrary, in the event that the Project is not fully occupied during any year of the Term, an adjustment shall be made in computing Property Taxes for such year (including the Base Year) so that Property Taxes shall be computed as though the Building had been 95% occupied during such year.



                                   ARTICLE 4.
                              LANDLORD'S COVENANTS

        4.01 BASIC SERVICES. Landlord shall operate the Project to a standard of quality consistent with that of other similar-class office projects in the immediate geographical area, and shall:

               (a) Administer the improvement of the Leased Premises in accordance with EXHIBIT B, and cause the Landlord Improvements described therein to be made as and when set forth in EXHIBIT B.

               (b) Furnish Tenant during Tenant's occupancy of the Leased Premises the following basic services:

                      (1) Hot and cold water at those points of supply set forth in EXHIBIT B within the Leased Premises and at such other points of supply maintained for general use of tenants in the Project; steam heating and ventilating during the Building hours of operation specified in the rules and regulations for the Project adopted pursuant to Section 5.17 and at such temperatures, during such seasons, and in such amounts as are standard for the comfortable use and occupancy of similar Class A office buildings and the Leased Premises or, in all events, as may be permitted or controlled by applicable laws, ordinances, rules and regulations. Notwithstanding the foregoing, the Building does not have central air conditioning; however, a condenser water loop serves each floor of the Building for access to condensed water for Tenant's air conditioning needs (Tenant, at its sole cost, shall be responsible for the installation, operation and maintenance of such air conditioning units, if needed), which installation may, at Tenant's option be part of the Tenant Improvements described in EXHIBIT B and paid for with Landlord's Contribution).

                      (2) Structural and exterior maintenance (including exterior glass and glazing) and routine maintenance, repairs and electric lighting service for all public areas and service areas of the Project.

                      (3) Janitorial service on a five (5) day per week basis, excluding holidays.

                      (4) Electric lighting service throughout the Leased Premises and electrical facilities to provide sufficient power to meet the electricity requirements set forth in EXHIBIT B.

                      (5) Building Standard lamps, bulbs, starters and ballasts used in the Leased Premises.

                      (6) Public elevator service serving the floors on which the Leased Premises are situated twenty-four (24) hours per day, seven (7) days per week, including freight elevator service when prearranged with Landlord, subject to such rules and regulations as Landlord shall promulgate from time to time.

                      (c) Landlord shall not be liable for damages to either person or property, nor shall Landlord be deemed to have evicted Tenant, nor shall there be any abatement of Rent, nor shall Tenant be relieved from performance of any covenant on its part to be performed under this Lease by reason of any (i) deficiency in the provision of basic services; (ii) breakdown of equipment or machinery utilized in supplying services; or (iii) curtailment or cessation of services due to causes or circumstances beyond the reasonable control of Landlord or by the making of the necessary repairs or improvements, unless such deficiency, breakdown, curtailment or cessation is due to the negligence or willful misconduct of Landlord. Landlord shall use reasonable diligence to make such repairs as may be required to machinery or equipment within the Project to provide restoration of services and, where the cessation or interruption of service has occurred due to circumstances or conditions beyond Project boundaries, to cause the same to be restored, by diligent application or request to the provider thereof. In no event shall any mortgagee or the beneficiary under any deed of trust referred to in Section 5.12 be or become liable for any default of Landlord under this Section 4.01(c).

        4.02 EXTRA SERVICES. Landlord shall provide to Tenant at Tenant's sole cost and expense (and subject to the limitations hereinafter set forth) the following extra services:

               (a) Such extra cleaning and janitorial services as requested by Tenant;

               (b) [intentionally deleted.]

               (c) Heating, ventilation, or extra electrical service (for electrical equipment which consumes electricity in excess of the standard amounts set forth in Section 4.01(b)(4) above), provided by Landlord to Tenant
(i) during hours other than the Building hours of operation specified in the rules and regulations for the Project adopted pursuant to Section 5.17, which shall provide for Building hours of operation of 7:00 a.m. to 6:00 p.m., Monday through Friday (excluding holidays), or (ii) on Saturdays, Sundays, or holidays, all said heating, ventilation or extra electrical service to be furnished solely upon the prior written request of Tenant submitted during business hours to Landlord at least 24 hours in advance of the time such service is needed, or pursuant to such other procedures as may be established from time to time by Landlord for the Building or the Project (such after-hour heating, ventilation and lighting charge shall be billed at Landlord's actual cost basis prorated with the similar use of other tenants of the Building);

               (d) Maintaining and replacing non-Building Standard lamps, bulbs, starters and ballasts (whether or not the light fixtures were installed by Landlord as part of the Tenant Improvements);

               (e) Repair and maintenance service which is the obligation of Tenant under this Lease;

               (f) Repair, maintenance or janitorial service to the Leased Premises or the Common Areas which is required as a result of the acts or omissions of Tenant, its agents, employees, contractors, invitees or licensees;

               (g) Any basic service in amounts reasonably determined by Landlord to exceed the amounts required to be provided under Section 4.01(b), but only if Landlord elects to provide such additional or excess service;

               (h) For the purposes of this Section 4.02, if, in Landlord's reasonable opinion, Tenant's use of electrical and/or water service at the Leased Premises is excessive, Landlord may install one or more submeter(s) at the Leased Premises to measure the amount of electricity and/or water consumed by Tenant therein. The cost of such installation and of such excess electricity and/or water (at the rates charged for such services by the local public utility) shall be paid by Tenant to Landlord upon receipt by Tenant of a bill therefor; and

               (i) The cost chargeable to Tenant for all extra services shall constitute Additional Rent and shall include a management fee payable, to Landlord of five percent (5%); provided that no such management fee shall be added to the charges described in Section 4.02(h). Additional Rent shall be paid monthly by Tenant to Landlord concurrently with the payment of Base Rent.

        4.03 WINDOW COVERINGS. All window coverings for the Leased Premises shall be those provided by Landlord (with the actual cost of such blinds to be deducted from Landlord's Contribution) as Building Standard Improvements. Tenant shall not place or maintain any window coverings, blinds, curtains or drapes other than those supplied by Landlord on any exterior window without Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned, or delayed.

        4.04 GRAPHICS AND SIGNAGE. Landlord shall provide identification of Tenant's name and suite numerals on a building directory in the Building lobby. All signs, notices, advertisements and graphics of every kind or character, visible in or from the Common Areas or the exterior of the Leased Premises shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord may remove, without notice to and at the expense of Tenant, any sign, notice, advertisement or graphic of any kind inscribed, displayed or affixed in violation of the foregoing requirement. All approved signs, notices, advertisements or graphics shall be printed, affixed or inscribed at Tenant's expense by a person selected by Landlord. Landlord shall be entitled to revise the Project graphics and signage standards at any time; provided that Landlord shall bear all cost and expenses associated with changing any previously approved graphics and signage to any such new standards.

        4.05 [Intentionally deleted.]

        4.06 REPAIR OBLIGATION. Landlord's obligation with respect to maintenance and repair shall be limited to (i) the structural portions of the Building; (ii) the exterior walls of the Building, including exterior glass and glazing; (iii) the exterior roof; (iv) heating, ventilating, mechanical, electrical, plumbing, life safety and any Building-wide or Project-wide systems;
(v) the Common Areas; and (vi) landscaped areas. Landlord shall be obligated to keep and maintain the foregoing at all times in good order, condition and repair. Landlord shall not have any obligation to repair damage to such portions of the Building or the Project to the extent such damage is caused by Tenant, its agents, employees, contractors, invitees or licensees, unless such damage is covered by insurance Landlord is maintaining. Landlord shall have the right, but not the obligation, to undertake work of repair which Tenant is required to perform under this Lease and which Tenant fails or refuses to perform in a timely and efficient manner. Tenant shall reimburse Landlord upon demand, as Additional Rent, for all costs incurred by Landlord in performing any such repair for the account of Tenant, together with an amount equal to five percent (5%) of such costs to reimburse Landlord for its administration and managerial effort. Except as specifically set forth in this Lease, Landlord shall have no obligation whatsoever to maintain or repair the Leased Premises or the Project. The parties intend that the terms of this Lease govern their respective maintenance and repair obligations. Except as otherwise provided in Section 5.16, Tenant expressly waives the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to such obligations or which affords Tenant the right to make repairs at the expense of Landlord or terminate this Lease by reason of the condition of the Leased Premises or any needed repairs.

        4.07 PEACEFUL ENJOYMENT. Landlord covenants with Tenant that upon Tenant paying the Rent and all other charges required under this Lease and performing all of Tenant's material covenants and agreements herein contained, Tenant shall peacefully have, hold and enjoy the Leased Premises subject to all of the terms of this Lease and to any deed of trust, mortgage, ground lease or other agreement to which this Lease may be subordinate. This covenant and the other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective ownerships of Landlord's interest hereunder.

                                   ARTICLE 5.
                               TENANT'S COVENANTS

        5.01 PAYMENTS BY TENANT. Tenant shall pay Rent at the times and in the manner provided in this Lease. All obligations of Tenant hereunder to make payments to Landlord shall constitute Rent and failure to pay the same when due shall give rise to the rights and remedies provided for in Section 7.08. If there is more than one Tenant, the obligations imposed under this Lease upon Tenant shall be joint and several.

        5.02 TENANT IMPROVEMENTS. The Tenant Improvements shall be installed and constructed by the Contractor pursuant to EXHIBIT B. All Tenant Improvements shall become the property of Landlord upon installation and shall be surrendered to Landlord without compensation to Tenant upon termination of this Lease by lapse of time or otherwise.

        5.03 TAXES ON PERSONAL PROPERTY. In addition to, and wholly apart from its obligation to pay Tenant's Proportionate Share of Increased Property Taxes, Tenant shall be responsible for, and shall pay prior to delinquency, all taxes or governmental service fees, possessory interest taxes, fees or charges in lieu of any such taxes, capital levies, and any other charges imposed upon, levied with respect to, or assessed against Tenant's personal property and on its interest pursuant to this Lease. To the extent that any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced to Tenant by Landlord. Notwithstanding any other provision of this Lease to the contrary, Tenant may, at Tenant's option and expense, contest any such taxes, governmental service fees, possessory interest taxes, fees or charges in lieu thereof, capital levies or other charges, or Landlord's allocation thereof to Tenant or the Leased Premises, by any lawful means.

        5.04 REPAIRS BY TENANT. Tenant shall be obligated to maintain and repair the Leased Premises, to keep the same at all times in good order, condition and repair, and, upon expiration of the Term, to surrender the same to Landlord in the same condition as on the Term Commencement Date, reasonable wear and tear, taking by condemnation, and damage by casualty excepted. Tenant's obligations shall include, without limitation, the obligation to maintain and repair all walls, floors, ceilings and fixtures and to repair all damage caused by Tenant, its agents, employees, contractors, invitees and others using the Leased Premises with Tenant's expressed or implied permission. At the request of Tenant, Landlord shall perform the work of maintenance and repair constituting Tenant's obligation under this Section 5.04 at Tenant's sole cost and expense and as an extra service to be rendered pursuant to Section 4.02(e). Any work of repair and maintenance performed by or for the account of Tenant by persons other than Landlord shall be performed by contractors approved by Landlord and in accordance with reasonable procedures Landlord shall from time to time establish. Tenant shall give Landlord prompt notice of any damage to or defective condition in any part of the Building's mechanical, electrical, plumbing, life safety or other system servicing, located in or passing through the Leased Premises.

        5.05 WASTE. Tenant shall not commit or authorize its agents, employees, contractors, invitees or licensees to commit, any waste in or damage to any portion of the Leased Premises or the Project.

        5.06 ASSIGNMENT OR SUBLEASE.

               (a) Tenant shall not voluntarily or by operation of law assign, transfer or encumber (collectively "Assign") or sublet all or any part of Tenant's interest in this Lease or in the Leased Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed, given under and subject to the terms of this Section
5.06. Notwithstanding the foregoing, the Tenant may, upon written notice to the Landlord, in whole or in part, sublet the Leased Premises, or Assign this Lease to an affiliate, parent or subsidiary of the Tenant which retains at least a fifty percent (50%) interest in the Tenant, so long as Tenant shall remain responsible in case of default, and, provided, further, no such permitted subletting or assignment shall relieve the Tenant of liability under this Lease. An assignment of this Lease to an entity arising as a result of merger, acquisition or consolidation shall be also permitted without the consent of Landlord (but with written notice to the Landlord) as long as the entity's financial condition is at least equivalent to the greater of (i) the financial condition of Tenant as of the date of this Lease, or (ii) the financial condition of Tenant as of the date of the proposed merger, acquisition or consolidation.

               (b) Except as permitted in Section 5.06(a), if Tenant desires to Assign this Lease or any interest herein or sublet the Leased Premises or any part thereof, Tenant shall give Landlord written notice of such intent. Tenant's notice shall specify the date the proposed assignment or sublease would be effective and be accompanied by information pertinent to Landlord's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or subtenant, including, without limitation, its name, business and financial condition, financial details of the proposed transfer, the intended use (including any modification) of the Leased Premises, and exact copies of all of the proposed agreements between Tenant and the proposed assignees or subtenants. If requested by Landlord within ten (10) business days after receipt of Tenant's notice, Tenant shall promptly provide Landlord with (i) such other or additional information or documents reasonably requested by Landlord, and (ii) an opportunity to meet and interview the proposed assignees or subtenants.

               (e) Landlord shall have a period of ten (10) days following such interview and receipt of such additional information (or twenty (20) days from the date of Tenant's original notice if Landlord does not request additional information or an interview) within which to notify Tenant in writing that Landlord elects either (i) to terminate this Lease as to the space so affected as of the effective date specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder as to such space, or (ii) to permit Tenant to Assign this Lease or sublet such space to the proposed assignee or sublessee; or (iii) to not permit Tenant to Assign this Lease or sublet such space to the proposed assignee or sublessee. If Landlord fails to notify Tenant in writing of such election within said period, Landlord shall be deemed to have approved the proposed assignee or sublessee. Failure by Landlord to approve a proposed subtenant or assignee shall not cause a termination of this Lease.

               (d) In the event Tenant shall request the consent of Landlord to any assignment or subletting hereunder, Tenant shall pay Landlord a processing fee of $250.00 and shall reimburse Landlord for Landlord's reasonable attorneys' fees (not to exceed $2,000.00) incurred in connection therewith. All such fees shall be deemed Additional Rent under this Lease.

               (e) Any rent or other consideration realized by Tenant under any such sublease or assignment in excess of (i) the Rent payable hereunder, (ii) any reasonable tenant improvement allowance or other economic concession (e.g., space planning allowance, moving expenses, free or reduced rent periods, etc.),
(iii) any advertising costs and brokerage commissions associated with such assignment or sublease, and (iv) any reasonable legal fees associated with such assignment or sublease ("Profit"), shall be divided and paid as follows: fifty percent (50%) to Tenant and fifty percent (50%) to Landlord; provided, however, that if Tenant is in default hereunder beyond any applicable cure period, Landlord shall be entitled to receive, for the account of Tenant, Tenant's share of such excess rent and Landlord shall credit Tenant's share of such excess rent toward any amounts owed by Tenant to Landlord.

               (f) In any subletting undertaken by Tenant, Tenant shall use commercially reasonable efforts to obtain not less than fair market sublease rent for the space to sublet. In any assignment of this Lease in whole or in part, Tenant shall use commercially reasonable efforts to obtain from the assignee consideration reflecting a value of not less than fair market assignment rent for the space subject to such assignment.

               (g) The consent of Landlord to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by the assignee or subtenant. However, Landlord may consent to subsequent assignments and sublettings of the Lease or sublease or amendments or modifications thereto, without notifying Tenant or any other party liable on the Lease or sublease and without obtaining their consent. Such action shall not relieve Tenant or any such other party from liability under this Lease or a sublease.

               (h) Except to the extent the parties otherwise agree in writing, no assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease. In the event of default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Any assignment or subletting which conflicts with the provisions hereof shall be void and, at Landlord's option, shall constitute a default under this Lease.

               (i) Notwithstanding anything to the contrary contained within this Section 5.06, Landlord acknowledges that, although Tenant anticipates that its space needs will encompass the total of the Leased Premises at some point in the near future, a portion of the space which Tenant is currently accepting and leasing may be initially determined to be in excess of Tenant's current short term space planning needs. As a result, should Tenant submit a request to Landlord for Landlord's consent to Tenant's sublease of a portion of the Leased Premises at any time during the first thirty (30) months of the Term and such sublease along with all other current subleases and assignments, in the aggregate, do not exceed 25,440 rentable square feet, such request shall not be subject to Landlord's right of recapture pursuant to Section 5.06(c) above.

        5.07 ALTERATIONS, ADDITIONS AND IMPROVEMENTS.

               (a) Tenant shall not make or allow its agents, employees, contractors, invitees, or licensees to make, any structural alterations or additions in or to the Leased Premises or any nonstructural alterations or additions with an estimated cost of more than Twenty-Five Thousand Dollars ($25,000) (collectively "Alterations") without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed, so long as the proposed Alterations (i) comply with all applicable laws, ordinances, rules and regulations; (ii) are reasonably compatible with and do not adversely affect the Building and its mechanical, electrical, heating, ventilation and life safety systems; (iii) will not affect the structural portions of the Building; (iv) will not interfere with the use and occupancy of any other portion of the Building by any other tenant, its employees or invitees; and (v) will not trigger any additional costs to Landlord. Specifically, but without limiting the generality of the foregoing, Landlord's right of consent shall encompass plans and specifications for the proposed Alterations, construction means and methods, the identity of any contractor or subcontractor to be employed on the work of the Alterations, and the time for performance of such work. Tenant shall supply to Landlord any additional documents and information requested by Landlord in connection with Tenant's request for consent for any such Alteration. For the purposes herein, the Landlord Improvements and Tenant Improvements set forth in EXHIBIT B hereto shall not constitute Alterations or alterations, additions or improvements under this Section 5.07.

               (b) Any consent given by Landlord under this Section 5.07 shall be deemed conditioned upon: (i) Tenant's acquiring all applicable permits required by governmental authorities; (ii) Tenant's furnishing to Landlord copies of such permits, together with copies of the approved plans and specifications; prior to commencement of the work thereon; and (iii) the compliance by Tenant with the conditions of all applicable permits and approvals in a prompt and expeditious manner.

               (c) Tenant shall provide Landlord with not less than fifteen (15) days prior written notice of commencement of the work so as to enable Landlord to post and record appropriate notices of non-responsibility. All alterations and additions permitted under this Section 5.07, including Alterations, shall be made and performed by Tenant without cost or expense to Landlord. Tenant shall pay the contractors and suppliers all amounts due to them when due and keep the Leased Premises and the Project free from any and all mechanics', materialmen's and other liens and claims arising out of any work performed, materials furnished or obligations incurred by or for Tenant; provided, however, that nothing herein shall prevent Tenant from contesting any such amounts due or any such liens placed if Tenant provides any required bond therefor. For any Alteration, Landlord may require, at its sole option, that Tenant provide to Landlord, at Tenant's expense, a lien and completion bond in an amount equal to the total estimated cost of any alterations, additions or improvements to be made in or to the Leased Premises, to protect Landlord against any liability for mechanics', materialmen's and other liens and claims, and to ensure timely completion of the work. In the event any alterations or additions to the Leased Premises are performed by Landlord hereunder, whether by prearrangement or otherwise, Landlord shall be entitled to charge Tenant a ten percent (10%) administration fee in addition to the actual costs of labor and materials provided. Such costs and fees shall be deemed Additional Rent under this Lease, and may be charged and payable prior to commencement of any work by Landlord.

               (d) Any and all alterations, additions or improvements, including Alterations, made to the Leased Premises by Tenant shall become the property of Landlord upon installation and shall be surrendered to Landlord without compensation to Tenant upon the termination of this Lease by lapse of time or otherwise unless (i) Landlord conditioned its approval of such Alterations on Tenant's agreement to remove them, or (ii) if Tenant did not provide a Removal Determination Request (as defined below), Landlord notifies Tenant prior to (or promptly after) the Term Expiration Date that the alterations, additions and/or improvements must be removed, in which case Tenant shall, by the Term Expiration Date (or promptly thereafter), remove such Alterations and repair any damage resulting from such removal and restore the Leased Premises to their condition existing prior to the date of installation of such Alterations. Prior to making any alterations, additions or improvements to the Leased Premises, Tenant may make a written request that Landlord determine in advance whether or not Tenant must remove such alterations, additions or improvements on the Term Expiration Date ("Removal Request Determination").

               (e) Notwithstanding anything to the contrary set forth in this Lease, this Section 5.07 shall not apply to the installation and removal of trade fixtures, movable equipment or furniture owned by Tenant. Tenant shall repair at its sole cost and expense all damage caused to the Leased Premises and the Project by installation and removal of Tenant's trade fixtures, movable equipment or furniture.

               (f) All alterations, additions and improvements permitted under this Section 5.07 shall be constructed diligently, in a good and workmanlike manner with new, good and sufficient materials and in compliance with all applicable laws, ordinances, rules and regulations (including, without limitation, building codes and those related to accessibility and use by individuals with disabilities). Tenant shall, promptly upon completion of the work, furnish Landlord with "as built" drawings for any alterations, additions or improvements performed under this Section 5.07.

        5.08 COMPLIANCE WITH LAWS AND INSURANCE STANDARDS. Tenant shall not occupy or use, or permit its agents, employees, contractors, invitees, or licensees to occupy or use, any portion of the Leased Premises in a manner that violates any applicable law, ordinance, rule, regulation, order, permit, covenant, easement or restriction of record, or the recommendations of Landlord's engineers or consultants of which Landlord makes Tenant aware in writing relating in any manner to the Project, or for any business or purpose which is disreputable, objectionable or productive of fire hazard (provided, however, that Landlord acknowledges that Tenant's proposed use of the Leased Premises is not disreputable or objectionable. Tenant shall not do or permit its agents, employees, contractors, invitees, or licensees to do anything which would result in the cancellation, or in any way increase the cost, of the all risk property insurance coverage on the Project and/or its contents. If Tenant does or permits its agents, employees, contractors, invitees, or licensees to do anything which increases the cost of any insurance covering or affecting the Project, then Tenant shall reimburse Landlord, upon demand, as Additional Rent, for such additional costs. Landlord shall deliver to Tenant a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed. Tenant shall, at Tenant's sole cost and expense, comply with all laws, ordinances, rules, regulations and orders (whether state, federal, municipal or promulgated by other agencies or bodies having or claiming jurisdiction) ("Applicable Laws") related to its use of the Leased Premises now in effect or which may hereafter come into effect including, but not limited to, (a) accessibility and use by individuals with disabilities, and (b) environmental conditions in, on or about the Leased Premises; provided, however, that as of the Term Commencement Date, Landlord covenants that the Leased Premises, the Building, and the Project, will comply with all Applicable Laws, including, without limitation (a) accessibility and use by individuals with disabilities, and (b) environmental conditions in, on or about the Leased Premises, the Building, and the Project. If, after the Term Commencement Date, anything done by Tenant in its use or occupancy of the Leased Premises shall create, require or cause imposition of any requirement by any public authority for structural or other upgrading of or alteration or improvement to the Project, Tenant shall, at Landlord's option, either perform the upgrade, alteration or improvement at Tenant's sole cost and expense or reimburse Landlord upon demand, as Additional Rent, for the cost to Landlord of performing such work. The judgment of any court of competent jurisdiction or the admission by Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, ordinance, rule, regulation, order, permit, covenant, easement or restriction shall be conclusive of that fact as between Landlord and Tenant.

        5.09 NO NUISANCE; NO OVERLOADING. Tenant shall use and occupy the Leased Premises, and control its agents, employees, contractors, invitees and visitors in such manner so as not to create any nuisance, or interfere with, annoy or disturb (whether by noise, odor, vibration or otherwise) any other tenant or occupant of the Project or Landlord in its operation of the Project. Tenant shall not place or permit to be placed any loads upon the floors, walls or ceilings in excess of the maximum designed load specified by Landlord and of which Landlord gives Tenant written notice.

        5.10 FURNISHING OF FINANCIAL STATEMENTS; TENANT'S REPRESENTATIONS. In order to induce Landlord to enter into this Lease, Tenant agrees that it shall promptly furnish Landlord, from time to time, within ten (10) business days of receipt of Landlord's written request therefor, with a copy of Tenant's most recent financial statement (whether audited or unaudited) prepared in the ordinary course of Tenant's business operations. Tenant represents and warrants that to Tenant's knowledge all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects as of the date of delivery.

        5.11 ENTRY BY LANDLORD. Landlord, its employees, agents and consultants, shall have the right to enter the Leased Premises at any time in case of an emergency to deal with such emergency, and otherwise upon not less than one (1) business day's prior written notice and during normal business hours or such other time as Tenant may agree, to inspect the same, to clean, to perform such work as may be permitted or required under this Lease, to make repairs to or alterations of the Leased Premises or other portions of the Project or other tenant spaces therein, to deal with emergencies, to post such notices as may be permitted or required by law to prevent the perfection of liens against Landlord's interest in the Project or to show the Leased Premises to prospective tenants during the last twelve (12) months of the Term, purchasers or encumbrancers; provided, however, that Landlord shall use its best efforts to minimize interference with Tenant's business operations in the Leased Premises when exercising any such right of entry. Tenant shall not be entitled to any abatement of Rent or damages by reason of the exercise of any such right of entry.

        5.12 NONDISTURBANCE AND ATTORNMENT.

               (a) This Lease and the rights of Tenant hereunder shall be subject and subordinate to the lien of any deed of trust, mortgage or other hypothecation or security instrument (collectively, "Security Device") now or hereafter placed upon, affecting or encumbering the Project or any part thereof or interest therein, and to any and all advances made thereunder, interest thereon or costs incurred and any modifications, renewals, supplements, consolidations, replacements and extensions thereof, if, but only if, with respect to any Security Device entered into by Landlord after execution of this Lease, such subordination is conditioned on Landlord obtaining assurance in a commercially reasonable form (a "nondisturbance agreement") from the holder of or beneficiary under such encumbrance that Tenant's possession of the Leased Premises and right of ingress and egress over and across the Project will not be disturbed so long as Tenant is not in default under this Lease. Landlord shall obtain and deliver to Tenant a nondisturbance agreement from Fleet National Bank in the form attached hereto as EXHIBIT E within ten (10) business days of full execution of this Lease. Without the consent of Tenant, the holder of any such Security Device or the beneficiary thereunder shall have the right to elect to be subject and subordinate to this Lease, such subordination to be effective upon such terms and conditions as such holder or beneficiary may direct which are not inconsistent with the provisions hereof. Tenant agrees to attorn to and recognize as the Landlord under this Lease the holder or beneficiary under a Security Device or any other party that acquires ownership of the Leased Premises by reason of a foreclosure or sale under any Security Device (or deed in lieu thereof) commencing on the fifth (5th) business day after Tenant has received notice from such holder, beneficiary, or owner. Tenant shall be entitled to rely upon such notice without any investigation and Tenant shall not be liable to Landlord for any amounts paid to, or any other performance performed for the benefit of, such holder, beneficiary or owner pursuant to such notice. Any new owner following such foreclosure, sale or deed shall not be (i) liable for any act or omission of any prior landlord or with respect to events occurring prior to acquisition of ownership; (ii) subject to any offsets or defenses which Tenant might have against any prior landlord; or (iii) bound by prepayment of more than one (1) month's Rent.

               (b) Tenant shall not unreasonably withhold its consent to changes or amendments to this Lease requested by the holder of a Security Device so long as such requested changes do not alter the basic business terms of this Lease or otherwise diminish or abridge any rights or impose or increase any obligations of Tenant hereunder. Landlord shall pay Tenant a processing fee of $250.00 and shall reimburse Tenant for Tenant's reasonable attorneys' fees (not to exceed $2,000.00) incurred in connection with Tenant's review, negotiation, and execution of any such changes and amendments. If, within fifteen (15) business days after notice from Landlord, Tenant fails or unreasonably refuses to execute with Landlord any amendment to this

Lease accomplishing the reasonable changes or amendments which are requested by such holder such amendments shall be deemed accepted and shall be enforceable by Landlord and such lender and binding upon Tenant, its successors and assigns as if agreed to in writing, without need of further action or documentation.

        5.13 ESTOPPEL CERTIFICATE. Within ten (10) business days following Landlord's request, Tenant shall execute, acknowledge and deliver written estoppel certificates addressed to (i) any mortgagee or prospective mortgagee of Landlord, or (ii) any purchaser or prospective purchaser of all or any portion of, or interest in, the Project, on a form reasonably specified by landlord, certifying as to such facts (if true) and agreeing to such notice provisions as such mortgagee(s) or purchaser(s) may reasonably require, including, without limitation, the following: (a) that this Lease is unmodified and in full force and effect (or in full force and effect as modified, and stating the modifications); (b) the amount of, and date to which Rent and other charges have been paid in advance; (c) the amount of any Security Deposit; and (d) acknowledging that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating the nature of the alleged default). However, in no event shall any such estoppel certificate require an amendment of the provisions of this Lease, alter the basic business terms of this Lease, or otherwise diminish or abridge any rights or impose or increase any obligations of Tenant hereunder, Any such estoppel certificate may be relied upon by any such mortgagee or purchaser. Failure by Tenant to execute and deliver any such estoppel certificate within the time permitted hereunder shall be conclusive upon Tenant that (1) this Lease is in full force and effect and has not been modified except as represented by Landlord; (2) not more than one month's Rent has been paid in advance; and (3) Landlord is not in default under this Lease.

        5.14 SECURITY DEPOSIT.

               (a) On or before September 30, 1999, Tenant shall pay to Landlord the agreed upon Security Deposit as security for the full and faithful performance of Tenant's obligations under this Lease. If Tenant fails to pay to Landlord the agreed upon Security Deposit on or before September 30, 1999, Landlord may terminate this Lease upon written notice to Tenant. If Landlord elects to terminate this Lease as set forth in the previous sentence, Tenant shall reimburse Landlord for Landlord's reasonable attorneys' fees (not to exceed $10,000.00) incurred in connection with this Lease. If at any time during the Term, Tenant shall be in default in the payment of Rent or in default for any other reason, Landlord may use, apply or retain such part of the Security Deposit as necessary for cure of Tenant's failure to make payment of any amount due Landlord or to cure such default or to reimburse or compensate Landlord for any liability, loss, cost, expense or damage (including attorneys' fees) which Landlord may suffer or incur by reason of Tenant's defaults. If Landlord uses or applies all or any part of the Security Deposit, Tenant shall, on demand, pay to Landlord a sum sufficient to restore the Security Deposit to the full amount required by this Lease. Upon expiration of the Term or earlier termination of this Lease and after Tenant has vacated the Leased Premises, Landlord shall return the Security Deposit to Tenant, reduced by such amounts as may be required by Landlord to remedy defaults on the part of Tenant in the payment of Rent and to perform Tenant's obligations hereunder. The portion of the deposit not so required shall be paid over to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest in this Lease) within thirty (30) days after expiration of the Term or earlier termination hereof. Landlord shall hold the Security Deposit for the foregoing purposes; provided, however, that Landlord shall have no obligation to segregate the Security Deposit from its general funds or to pay interest in respect thereof. No part of the Security Deposit shall be considered to be held in trust, or to be prepayment of any monies to be paid by Tenant under this Lease.

               (b) In lieu of a cash deposit, Tenant shall deliver the Security Deposit to Landlord in substantially the form attached hereto as EXHIBIT F, an irrevocable letter of credit (the "Letter of Credit") issued by and drawable upon (said issuer being referred to as the "Issuing Bank") the financial institution indicated on EXHIBIT F or such other financial institution which may be approved by Landlord in its reasonable discretion, provided that Landlord shall not unreasonably withhold, condition, or delay its consent to an Issuing Bank which has outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed), that is then rated, without regard to qualification of such rating by symbols such as "+" or "-" or numerical notation, "Aa" or better by Moody's Investors Service and "AA" or better by Standard & Poor's Rating Service, and has combined capital, surplus and undivided profits of not less than $100,000,000. If upon any transfer of the Letter of Credit, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Tenant and the Letter of Credit shall so specify. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year each thereafter during the Term unless the Issuing Bank sends a notice (the "Non-Renewal Notice") to Landlord by certified mail, return receipt requested, not less than 45 days preceding the then expiration date of the Letter of Credit stating that the Issuing Bank has elected not to renew the Letter of Credit. Landlord shall have the right, upon receipt of the Non-Renewal Notice, to draw the full amount of the Letter of Credit, by sight draft on the Issuing Bank, and shall thereafter hold or apply the cash proceeds of the Letter of Credit pursuant to the terms of this Article. The Issuing Bank shall agree with all drawers, endorsers and bona fide holders that drafts drawn under and in compliance with the terns of the Letter of Credit will be duly honored upon presentation to the Issuing Bank at an office location in San Francisco. The Letter of Credit shall be subject in all respects to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500.

               (c) If at any time after the first eighteen (18) months of the Term Tenant shall concurrently have become a publicly traded company, have achieved an audited net worth (as defined by GAAP) of $80,000,000 or greater, have achieved net working capital (as defined by GAAP) of $60,000,000 or greater, and Tenant shall have no uncured monetary defaults, the Security Deposit shall be reduced to the Minimum Amount of Security Deposit (as defined below).

               (d) Notwithstanding anything in this Section 5.14 to the contrary, the amount of the Security Deposit shall be reduced by twenty percent (20%) of the original amount of the Security Deposit on the last day of the twenty-fourth (24th), thirty-sixth (36th), forty-eighth (48th), and sixtieth
(60th) months of the Term; however, in no event shall the Security Deposit be less than $571,758.75 (the "Minimum Amount of Security Deposit").

        5.15 SURRENDER. Subject to the provisions of Section 5.07 hereof, on the Term Expiration Date (or earlier termination of this Lease), Tenant shall quit and surrender possession of the Leased Premises to Landlord in as good order and condition as they were in on the Term Commencement Date, reasonable wear and tear, taking by condemnation and damage by casualty excepted. Reasonable wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Tenant performing all of its obligations under this Lease. Tenant shall, without cost to Landlord, remove all furniture, equipment, trade fixtures, debris and articles of personal property owned by Tenant in the Leased Premises, and shall repair any damage to the Project resulting from such removal. Any such property not removed by Tenant by the Term Expiration Date (or earlier termination of this Lease) shall be considered abandoned, and Landlord may remove any or all of such items and dispose of same in any lawful manner or store same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant. If Tenant shall fail to pay the cost of storing any such property after storage for thirty (30) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as Landlord may deem proper, without notice to or demand upon Tenant. Landlord shall apply the proceeds of any such sale as follows: first, to the costs of such sale; second, to the costs of storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms of this Lease; and fourth, the balance, if any, to Tenant.

5.16 TENANT'S REMEDIES. Landlord shall not be deemed in breach of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord. For purposes of this Section 5.16, a reasonable time shall not be less than thirty (30) days after receipt by Landlord (except in the event of an emergency, which shall be defined to mean any risk of imminent harm to persons or property, in which case Landlord's response time must be reasonable in light of the emergency), and by the holders of any ground lease, deed of trust or mortgage covering the Leased Premises whose name and address shall have been furnished Tenant in writing for such purpose ("Holders"), of written notice specifying wherein such obligation of Landlord has not been performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Landlord shall not be in breach of this Lease if performance is commenced within said thirty (30)-day period and thereafter diligently pursued to completion. If Landlord fails to cure such default within the time provided for in this Lease, any Holder may, by notice given to Tenant, elect to cure such Landlord's breach, and any such electing Holder shall have an additional thirty (30) days to cure such default (except in the case of an emergency, in which event additional time shall be permitted for cure only if it is reasonable in light of the emergency); provided that if such default cannot reasonably be cured within such additional thirty (30) day period, then such electing Holder shall have such additional time to cure Landlord's breach as is reasonably necessary under the circumstances as long as such electing Holder commences the cure within such additional thirty (30) day period and thereafter diligently pursues such cure to completion. Tenant shall look solely to Landlord's interest in the Project for recovery of any judgment from Landlord. Neither Landlord nor any of its trustees, directors, officers, agents, employees or representatives (or, if Landlord is a partnership, its partners, whether general or limited) shall ever be personally liable for any such judgment. Any lien obtained to enforce any such judgment and "any levy of execution thereon shall be subject and subordinate to any lien, deed of trust or mortgage to which Section 5.12 applies or may apply. Tenant shall not have the right to terminate this Lease or withhold, reduce or offset any amount against any payments of Rent due and payable under this Lease (except as provided below) by reason of a breach of this Lease by Landlord; provided, however, if Landlord fails to repair within the time frame required in this Section 5.16 and Tenant provides written notice to Landlord of its intention to undertake such repairs, five (5) days after such written notice is provided to Landlord, Tenant may undertake such repairs and send Landlord a written demand for payment of Tenant's reasonable costs (in light of the circumstances) incurred in taking such action on Landlord's behalf (including a reasonably particularized statement). If within thirty (30) days after Landlord's receipt of Tenant's written demand Landlord has not paid the invoice or delivered to Tenant a detailed written objection to it, or if Landlord and Tenant are unable to resolve a disagreement as to the need or costs of the repairs, Tenant's sole remedy shall be to institute legal proceedings or binding arbitration against Landlord to collect the amount set forth in Tenant's invoice; furthermore, if the Tenant is the substantially successful party pursuant to the legal proceedings or arbitration, the judge or arbitrator, as the case may be, may, among other remedies, decide that Tenant may offset an amount determined by the judge or arbitrator, as the case may be, as damages caused by Landlord's breach against payment of Rent in future months.

        5.17 RULES AND REGULATIONS. Tenant shall comply with the rules and regulations for the Project attached as EXHIBIT D and such reasonable amendments thereto as Landlord may adopt from time to time with prior notice to Tenant.

                                   ARTICLE 6.
                              ENVIRONMENTAL MATTERS

        6.01 HAZARDOUS MATERIALS PROHIBITED.

               (a) Tenant shall not cause or permit any Hazardous Material (as defined in Section 6.01(c) below) to be brought, kept, used, generated, released or disposed in, on, under or about the Leased Premises or the Project by Tenant, its agents, employees, contractors, invitees and licensees; provided, however, that Tenant, its agents, employees, contractors, invitees and licensees may use, store and dispose of, in accordance with applicable Laws, limited quantities of standard office and janitorial supplies which are Hazardous Materials, but only to the extent reasonably necessary for Tenant's, its agents', employees', contractors', invitees' and licensees' operations in the Leased Premises. Tenant hereby indemnifies Landlord from and against (i) any breach by Tenant of the obligations stated in the preceding sentence, (ii) any breach of the obligations stated in Section 6.01(b) below, or (iii) any claims or liability resulting from Tenant's use of Hazardous Materials. Tenant hereby agrees to defend and hold Landlord harmless from and against any and all claims, liability, losses, damages, costs and/or expenses (including, without limitation, diminution in value of the Project, or any portion thereof, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Project, damages arising from any adverse impact on marketing of space in the Project, and sums paid in settlement of claims, fines, penalties, attorneys' fees, consultants' fees and experts' fees) which arise during or after the Term as a result of any breach of the obligations stated in Sections 6.01(a) or 6.01(b) or otherwise resulting from Tenant's use of Hazardous Materials. This indemnification of Landlord by Tenant includes, without limitation, death of or injury to person, damage to any property or the environment and costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of any Hazardous Material present in, on, under or about the Leased Premises or the Project (including soil and ground water contamination) which results from such a breach. Without limiting the foregoing, if the presence of any Hazardous Material in, on, under or about the Leased Premises or the Project is caused by Tenant or Tenant's agents, employees, contractors, invitees or licensees, and such presence results in any contamination of the Leased Premises or the Project, Tenant shall promptly take all actions at its sole expense as are necessary to return the same to the condition existing prior to the introduction of such Hazardous Material; provided that Landlord's approval of such actions, and the contractors to be used by Tenant in connection therewith, shall first be obtained. This indemnification of Landlord by Tenant shall survive the expiration or sooner termination of this Lease.

               (b) Tenant covenants and agrees that Tenant shall at all times be responsible and liable for, and be in compliance with, all federal; state, local and regional laws, ordinances, rules, codes and regulations, as amended from time to time ("Governmental Requirements"), relating to health and safety and environmental matters, arising, directly or indirectly, out of Tenant's use of Hazardous Materials (as defined in Section 6.01(c) below) in the Project. Health and safety and environmental matters for which Tenant is responsible under this paragraph include, without limitation (i) notification and reporting to governmental agencies, (ii) the provision of warnings of potential exposure to Hazardous Materials to Landlord and Tenant's agents, employees, licensees, contractors, invitees and licensees, (iii) the payment of taxes and fees, (iv) the proper off-site transportation and disposal of Hazardous Materials, and (v) all requirements, including training, relating to the use of equipment. Immediately upon discovery of a release of Hazardous Materials associated with Tenant's activities, Tenant shall give written notice to Landlord, whether or not such release is subject to reporting under Governmental Requirements. The notice shall include information on the nature and conditions of the release and Tenant's planned response. Tenant shall be liable for the cost of any clean-up of the release of any Hazardous Materials by Tenant on the Project.

               (c) As used in this Lease, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any substance, material or waste which is (i) defined as a "hazardous waste" or similar term under the laws of the jurisdiction where the Project is located; (ii) designated as a "hazardous substance" pursuant to
Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317);
(iii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource, Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903); (iv) defined as a "hazardous substance" pursuant to
Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601); (v) hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof, or (vi) asbestos in any form or condition.

               (d) As used in this Article 6, the term "Laws" means any applicable federal, state or local laws, ordinances, rules or regulations relating to any Hazardous Material affecting the Project, including, without limitation, the specific laws, ordinances and regulations referred to in Section 6.01(c) above. References to specific Laws shall also be references to any amendments thereto and to any applicable successor Laws.

               (e) To the best of Landlord's knowledge, except as disclosed in the environmental reports (the "Environmental Reports") provided to Tenant by Landlord (at Landlord's sole cost and expense) (i) there are no Hazardous Materials in the Building, and (ii) the Building is in compliance with all Laws relating to any Hazardous Material. Landlord's knowledge is limited to the matters contained in the Environmental Reports. Tenant acknowledges its receipt and review of the Environmental Reports prior to entering into this Lease. Landlord represents, warrants and covenants that (i) during the period of its ownership of the Project prior to entering into this Lease, it has not released any Hazardous Materials on the Project, and (ii) after entering into this Lease, Landlord will not cause or permit any Hazardous Material to be brought, kept, used, generated, released or disposed in, on, under or about the Project by Landlord, its agents, employees, contractors, tenants, invitees and licensees; provided, however, that Landlord, its agents, employees, contractors, tenants, invitees and licensees may use, store and dispose of, in accordance with applicable Laws, limited quantities of standard office and janitorial supplies which are Hazardous Materials, but only to the extent reasonably necessary for Landlord's, its agents', employees', contractors', tenants', invitees' and licensees' operations in and about the Project. Landlord hereby agrees to indemnify, protect, defend and hold the Tenant harmless of and from any and all claims, liability, costs, penalties, fines, damages, injury, judgments, forfeiture, losses or expenses (including without limitation reasonable attorneys' fees) arising out of or in any way related to (i) any breach by Landlord of its representations, warranties, and covenants in this Section 6.01(e), and (ii) the presence of any Hazardous Materials on or about the Project other than Hazardous Materials brought into the Project by Tenant or Tenants agents, employees, contractors, invitees or licensees. This indemnification of Tenant by Landlord includes, without limitation, death of or injury to person, damage to any property or the environment and costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of any Hazardous Material present in, on, under or about the Leased Premises or the Project (including soil and ground water contamination) except as specifically provided in this
Section 6.01(e). Without limiting the foregoing, if the presence of any Hazardous Material in, on, under or about the Leased Premises or the Project is caused by Landlord or any one other than Tenant or Tenants agents, employees, contractors, invitees or licensees, and such presence results in any contamination of the Leased Premises or the Project, Landlord shall promptly take all actions at its sole expense as are necessary to return the same to the condition existing prior to the introduction of such Hazardous Material.

        6.02 LIMITATIONS ON ASSIGNMENT AND SUBLETTING. It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting of the Leased Premises if (i) the proposed assignee's or sublessee's anticipated use of the Leased Premises involves the generation, storage, use, treatment, or disposal of Hazardous Material (excluding standard office and janitorial supplies; in limited quantities as hereinabove provided); (ii) the proposed assignee or sublessee has been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such assignee's or sublessee's actions or use of the property in question; or (iii) the proposed assignee or sublessee is subject to an enforcement order issued by any governmental authority in connection with the generation, storage, use, treatment or disposal of a Hazardous Material.

        6.03 RIGHT OF ENTRY. Landlord, its employees, agents and consultants, shall have the right to enter the Leased Premises at any time, in case of an emergency relating to Hazardous Materials to deal with such emergency, and otherwise upon not less than one (1) business day's prior written notice and during normal business hours or such other time as Tenant may agree in order to conduct periodic environmental inspections and tests to determine whether any Hazardous Materials are present. The costs and expenses of such inspections shall be paid by Landlord unless a default or breach of this Lease, violation of Laws or contamination caused by Tenant or Tenant's agents, employees, contractors, invitees or licensees, is found to exist. In such event, Tenant shall reimburse Landlord upon demand, as Additional Rent, for the costs and expenses of such inspections.

        6.04 NOTICE TO LANDLORD. Each party shall immediately notify the other in writing of: (i) any enforcement, clean-up, removal or other governmental or regulatory action instituted or threatened regarding the Leased Premises or the Project pursuant to any Laws; (ii) any claim made or threatened by any person against Tenant, the Leased Premises, or the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Material; and (iii) any reports made to or received from any governmental agency arising out of or in connection with any Hazardous Material in or removed from the Leased Premises or the Project, including any complaints, notices, warnings or asserted violations in connection therewith. Each party shall also supply to the other, as promptly as possible, and in any event within three (3) business days after such party first receives or sends the same, copies of all claims, reports, complaints, notices, warnings, asserted violations or other communications relating in any way to the Leased Premises, the Project or Tenant's or Landlord's use thereof.


                                   ARTICLE 7.
             INSURANCE, INDEMNITY, CONDEMNATION, DAMAGE AND DEFAULT

        7.01 LANDLORD'S INSURANCE. Landlord shall secure and maintain policies of insurance for the Project (including the Leased Premises) covering loss of or damage to the Project, including the Tenant Improvements, but excluding all subsequent alterations, additions and improvements to the Leased Premises, with loss payable to Landlord and to the holders of any deeds of trust, mortgages or ground leases on the Project. Landlord shall not be obligated to obtain insurance for Tenant's trade fixtures, equipment, furnishings, machinery or other property. Such policies shall provide protection against fire and extended coverage perils and such additional perils as Landlord deems suitable, and with such deductible(s) as Landlord shall deem reasonably appropriate. Landlord shall further secure and maintain commercial general liability insurance with respect to the Project in such amount as Landlord shall determine, such insurance to be in addition to, and not in lieu of, the liability insurance required to be maintained by Tenant. In addition, Landlord shall secure and maintain rental income insurance. Notwithstanding any other provision in this Lease to the contrary, in the event of any loss or claim for which Landlord has received insurance proceeds from such rental income insurance (or would have been entitled to receive insurance proceeds had Landlord obtained and maintained the insurance required by this Section 7.01), Tenant's Rent obligations under this Lease shall abate with respect to the extent of such insurance proceeds received (or Landlord would have been entitled to receive had Landlord obtained and maintained the insurance required by this Section 7.01). If the annual cost to Landlord for any such insurance exceeds the standard rates because of the nature of Tenant's operations, Tenant shall, upon receipt of appropriate invoices and supporting documentation detailing the reasons for such increased costs, reimburse Landlord for such increases in cost, which amounts shall be deemed Additional Rent hereunder. Tenant shall not be named as an additional insured on any policy of insurance maintained by Landlord.

        7.02 TENANT'S LIABILITY INSURANCE.

               (a) Tenant (with respect to both the Leased Premises and the Project) shall secure and maintain, at its own expense, at all times during the Term, a policy or policies of commercial general liability insurance with the premiums thereon fully paid by the installment due date, protecting Tenant and naming Landlord, the holders of any deeds of trust, mortgages or ground leases on the Project, and Landlord's representatives (which term, whenever used in this Article 7, shall be deemed to include Landlord's partners, trustees, ancillary trustees, officers, directors, shareholders, beneficiaries, agents, employees and independent contractors) as additional insureds against claims for bodily injury, personal injury, advertising injury and property damage (including attorneys' fees) based upon, involving or arising out of Tenant's operations, assumed liabilities or Tenant's use, occupancy or maintenance of the Leased Premises and the Common Areas of the Project. Such insurance shall provide for a minimum amount of Two Million Dollars ($2,000,000.00) for property damage or injury to or death of one or more than one person in any one accident or occurrence, with an annual aggregate limit of at least Four Million Dollars ($4,000,000.00). The coverage required to be carried shall include fire legal liability, blanket contractual liability, personal injury liability (libel, slander, false arrest and wrongful eviction), broad form property damage liability, products liability and completed operations coverage (as well as owned, non-owned and hired automobile liability if an exposure exists) and the policy shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Such insurance shall be written on an occurrence basis and contain a separation of insureds provision or cross-liability endorsement acceptable to Landlord. Tenant shall provide Landlord with a certificate evidencing such insurance coverage. The certificate shall indicate that the insurance provided specifically recognizes the liability assumed by Tenant under this Lease (including without limitation performance by Tenant under Section 7.04) and that Tenant's insurance is primary to and not contributory with any other insurance maintained by Landlord, whose insurance shall be considered excess insurance only. Not more frequently than every two (2) years, if, in the opinion of any mortgagee of Landlord or of the insurance broker retained by Landlord, the amount of liability insurance coverage at that time is not adequate, then Tenant shall increase its liability insurance coverage as required by either any mortgagee of Landlord or Landlord's insurance broker.

               (b) Tenant shall, at Tenant's expense, comply with (i) all insurance company requirements pertaining to the use of the Leased Premises and
(ii) all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

        7.03 TENANT'S ADDITIONAL INSURANCE REQUIREMENTS.

               (a) Tenant shall secure and maintain, at Tenant's expense, at all times during the Term, a policy of physical damage insurance on all of Tenant's fixtures, furnishings, equipment, machinery, merchandise and personal property in the Leased Premises and on any alterations, additions or improvements made by or for Tenant upon the Leased Premises (other than the Tenant Improvements which shall be insured by Landlord), all for the full replacement cost thereof without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance. Such insurance shall insure against those risks customarily covered in an "all risk" policy of insurance covering physical loss or damage. Tenant shall use the proceeds from such insurance for the replacement of fixtures, furnishings, equipment and personal property and for the restoration of any alterations, additions or improvements to the Leased Premises. In addition, Tenant shall secure and maintain, at all times during the Term, loss of income, business interruption and extra expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings and incurred costs attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Leased Premises or to the Building as a result of such perils; such insurance shall be maintained with Tenant's property insurance carrier. Further, Tenant shall secure and maintain at all times during the Term workers' compensation insurance in such amounts as are required by law, employer's liability insurance in the amount of One Million Dollars ($1,000,000.00) per occurrence, and all such other insurance as may be required by applicable law or as may be reasonably required by Landlord. In the event Tenant makes any alterations, additions or improvements to the Leased Premises, prior to commencing any work in the Leased Premises, Tenant shall secure "builder's all risk" insurance which shall be maintained throughout the course of construction, such policy being an all risk builder's risk completed value form, in an amount approved by Landlord, but not less than the total contract price for the construction of such alterations, additions or improvements and covering the construction of such alterations, additions or improvements, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such alterations, additions or improvements shall be insured by Tenant pursuant to this Section 7.03 immediately upon completion thereof. Tenant shall provide Landlord with certificates of all such insurance. The property insurance certificate shall confirm that the waiver of subrogation required to be obtained pursuant to
Section 7.05 is permitted by the insurer. Tenant shall, at least thirty (30) days prior to the expiration of any policy of insurance required to be maintained by Tenant under this Lease, furnish Landlord with an "insurance binder" or other satisfactory evidence of renewal thereof.

               (b) All policies required to be carried by Tenant under this Lease shall be issued by and binding upon a reputable insurance company of good financial standing authorized to do business in the State of California with a rating of at least A-VII, or such other rating as may be required by a lender having a lien on the Project, as set forth in the most current issue of "Best's Insurance Reports." Tenant shall not do or permit anything to be done that would invalidate the insurance policies referred to in this Article 7. Evidence of insurance provided to Landlord shall include an endorsement showing that Landlord, its representatives and the holders of any deeds of trust, mortgages or ground leases on the Project are included as additional insureds on general liability insurance, and as loss payees for property insurance, to the extent required hereunder, and an endorsement whereby the insurer agrees not to cancel, non-renew or materially alter the policy without at least thirty (30) days prior written notice to Landlord, its representatives and any mortgagee of Landlord.

               (c) In the event that Tenant fails to provide evidence of insurance required to be provided by Tenant under this Lease, prior to commencement of the Term, and thereafter during the Term, within ten (10) days following Landlord's request therefor, and thirty (30) days prior to the expiration date of any such coverage, Landlord shall be authorized (but not required) to procure such coverage in the amounts stated with all costs thereof (plus a fifteen percent (15%) administrative fee) to be chargeable to Tenant and payable upon written invoice therefor, which amounts shall be deemed Additional Rent hereunder.

               (d) The minimum limits of insurance required by this Lease, or as carried by Tenant, shall not limit the liability of Tenant nor relieve Tenant of any obligation hereunder.

        7.04 INDEMNITY AND EXONERATION.

               (a) To the extent not prohibited by law, Landlord and Landlord's representatives shall not be liable for any loss, injury or damage to person or property of Tenant, Tenant's agents, employees, contractors, invitees or any other person, whether caused by theft, fire, act of God, acts of the public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or which may arise through repair, alteration or maintenance of any part of the Project or failure to make any such repair or from any other cause whatsoever, except as expressly otherwise provided in Sections 7.06 and 7.07. Landlord shall not be liable for any loss, injury or damage arising from any act or omission of any other tenant or occupant of the Project, nor shall Landlord be liable under any circumstances for damage or inconvenience to Tenant's business or for any loss of income or profit therefrom.

               (b) To the extent not covered by Landlord's insurance, Tenant shall indemnify, protect, defend and hold the Project, Landlord and its representatives, harmless of and from any and all claims, liability, costs, penalties, fines, damages, injury, judgments, forfeiture, losses (including without limitation diminution in the value of the Leased Premises) or expenses (including without limitation attorneys' fees, consultant fees, testing and investigation fees, expert fees and court costs) arising out of or in any way related to or resulting directly or indirectly from (i) the use or occupancy of the Leased Premises, (ii) the activities of Tenant, its agents, employees, contractors or invitees in or about the Leased Premises or the Project, (iii) any failure to comply with any applicable law, and (iv) any default or breach by Tenant in the performance of any obligation of Tenant under this Lease; provided, however, that the foregoing indemnity shall not be applicable to claims arising by reason of the negligence or willful misconduct of Landlord.

               (c) To the extent not covered by Landlord's insurance, Tenant shall indemnify, protect, defend and hold the Project, Landlord and its representatives, harmless of and from any and all claims, liability, costs, penalties, fines, damages, injury, judgments, forfeiture, losses (including without limitation diminution in the value of the Leased Premises) or expenses (including without limitation attorneys' fees, consultant fees, testing and investigation fees, expert fees and court costs) arising out of or in any way related to or resulting directly or indirectly from work or labor performed, materials or supplies furnished to or at the request of Tenant or in connection with obligations incurred by or performance of any work done for the account of Tenant in the Leased Premises or the Project, with the exception of any such work, labor, materials or supplies directly related to any Landlord Improvements or Tenant Improvements constructed pursuant to EXHIBIT B attached hereto.

               (d) The provisions of this Section 7.04 shall survive the expiration or sooner termination of this Lease. BY SIGNING ITS INITIALS BELOW, TENANT ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THE PROVISIONS SET FORTH IN THIS SECTION 7.04 AND FURTHER ACKNOWLEDGES THAT SUCH PROVISIONS WERE SPECIFICALLY NEGOTIATED.


     7.05 WAIVER OF SUBROGATION. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant on behalf of themselves and their respective successors and assigns (including, without limitation, the holders of any deeds of trust, mortgages or ground leases on the Project, and Landlord's representatives) each waives all rights of recovery, claim, action or cause of action against the other, its agents (including partners, both general and limited), trustees, officers, directors, and employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or the Project or any personal property of such party therein, by reason of any cause required to be insured against under this Lease to the extent of the coverage required, regardless of cause or origin, including negligence of the other party hereto, provided that such party's insurance is not invalidated thereby; and each party covenants that, to the fullest extent permitted by law, no insurer shall hold any right of subrogation against such other party. Landlord and Tenant shall each advise its respective insurers of the foregoing and such waiver shall be a part of each policy maintained by Tenant and Landlord which applies to the Leased Premises, any part of the Project or Tenant's use and occupancy and Landlord's ownership and management of any part thereof,

        7.06 CONDEMNATION.

               (a) If the Leased Premises are taken under the power of eminent domain or sold under the threat of the exercise of such power (all of which are referred to herein as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs (the "date of taking"). If the Leased Premises or any portion of the Project is taken by condemnation to such an extent as to render the Leased Premises untenantable as reasonably determined by Landlord and Tenant, this Lease shall, at the option of either party to be exercised in writing within thirty (30) days after receipt of written notice of such taking, forthwith cease and terminate as of the date of taking. All proceeds from any condemnation of the Leased Premises shall belong and be paid to Landlord, subject to the rights of any mortgagee of Landlord's interest in the Project or the beneficiary of any deed of trust which constitutes an encumbrance thereon; provided that Tenant shall be entitled to any compensation separately awarded to Tenant for Tenant's relocation expenses or, loss of Tenant's trade fixtures. If this Lease continues in effect after the date of taking pursuant to the provisions of this Section 7.06(a), Landlord shall proceed with reasonable diligence to repair, at its expense, the remaining parts of the Project and the Leased Premises to substantially their former condition to the extent that the same is feasible (subject to reasonable changes which Landlord shall deem desirable) and so as to constitute a complete and tenantable Project and Leased Premises. Gross Rent shall abate to the extent appropriate during the period of restoration, and Gross Rent shall thereafter be equitably adjusted according to the remaining Rentable Area of the Leased Premises and the Building.

               (b) In the event of a temporary taking of all or a portion of the Leased Premises, there shall be no abatement of Rent and Tenant shall remain fully obligated for performance of all of the covenants and obligations on its part to be performed pursuant to the terms of this Lease, except that Tenant's maintenance and repair obligations with respect to the area affected by the temporary taking shall abate during any such temporary taking. All proceeds awarded or paid with respect thereto shall belong to Tenant.

        7.07 DAMAGE OR DESTRUCTION. In the event of a fire or other casualty in the Leased Premises, Tenant shall immediately give notice thereof to Landlord. The following provisions shall then apply:

               (a) If the damage is limited solely to the Leased Premises and the Leased Premises can, in Landlord's reasonable opinion, be made tenantable with all damage repaired within six (6) months from the date of damage, then Landlord shall be obligated to rebuild the same to substantially their former condition to the extent that the same is feasible (subject to reasonable changes which Landlord shall deem desirable and such changes as may be required by applicable law) and shall proceed with reasonable diligence to do so and this Lease shall remain in full force and effect.

               (b) If portions of the Project outside the boundaries of the Lease Premises are damaged or destroyed (whether or not the Leased Premises are also damaged or destroyed) and the Leased Premises and the Project can, in Landlord's reasonable opinion, both be made tenantable with all damage repaired within six (6) months from the date of damage or destruction, and provided that Landlord determines that it is economically feasible, then Landlord shall be obligated to rebuild the same to substantially their former condition to the extent that the same is feasible (subject to reasonable changes which Landlord shall reasonably deem desirable and such changes as may be required by applicable law) and shall proceed with reasonable diligence to do so and this Lease shall remain in full force and effect.

               (c) Notwithstanding anything to the contrary contained in Sections 7.07(a) or 7.07(b) above, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Leased Premises when any damage thereto or to the Project occurs during the last twelve (12) months of the Term and Tenant has not effectively exercised any option granted to Tenant to extend the Term. Under such circumstances, Landlord shall promptly notify Tenant of its decision not to rebuild, whereupon the Lease shall terminate as of the date of the damage or destruction.

               (d) If neither Section 7.07(a) nor 7.07(b) above applies, Landlord shall so notify Tenant within sixty (60) days after the date of the damage or destruction and either Tenant or Landlord may terminate this Lease within thirty (30) days after the date of such notice, such termination notice to be effective as of the date of the damage or destruction.

               (e) During any period when Tenant's use of the Leased Premises is significantly impaired by damage or destruction, Gross Rent shall abate in proportion to the degree to which Tenant's use of the Leased Premises is impaired until such time as the Leased Premises are made tenantable as mutually agreed by Landlord and Tenant.

               (f) The proceeds from any insurance paid by reason of damage to or destruction of the Project or any part thereof insured by Landlord shall belong to and be paid to Landlord, subject to the rights of any mortgagee of Landlord's interest in the Project or the beneficiary of any deed of trust which constitutes an encumbrance thereon. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of (i) its fixtures, furnishings, equipment, machinery, merchandise and personal property in the Leased Premises, and (ii) its alteration, additions and improvements other than the Tenant Improvements and the Landlord Improvements; provided, however, that Landlord shall have the option of requiring Tenant to assign to Landlord (or any party designated by Landlord) some or all of the proceeds payable to Tenant under this Article 7, whereupon Landlord shall be responsible for the repair or restoration of such insured property.

               (g) Landlord's repair and restoration obligations under this
Section 7.07 shall not impair or otherwise affect the rights and obligations of the parties set forth elsewhere in this Lease. Subject to Section 7.07(e). Landlord shall not be liable for any inconvenience or annoyance to Tenant, its employees, agents, contractors or invitees, or injury to Tenant's business resulting in any way from such damage or the repair thereof. Landlord and Tenant agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Leased Premises or the Project with respect to the termination of this Lease and hereby waive the provisions of any present or future statute or law to the extent inconsistent therewith.

        7.08 DEFAULT BY TENANT.

               (a) Events of Default. The occurrence of any of the following shall constitute an event of default on the part of Tenant:

                      (1) Abandonment. Vacating the Leased Premises without the intention to reoccupy same, or abandonment of the Leased Premises for a continuous period of not less than thirty (30) consecutive days.

                      (2) Nonpayment of Rent. Failure to pay any installment of Rent due and payable hereunder on the date when payment is due, such failure continuing for a period of three (3) business days after written notice of such failure; provided, however, that Landlord shall not be required to provide such notice more than two (2) times during any calendar year during the Term with respect to non-payment of Gross Rent or Additional Rent, the third such non-payment constituting default without requirement of notice; furthermore, if Tenant shall be served with a demand for the payment of past due Rent, any payment(s) tendered thereafter to cure any default by Tenant shall be made only by cashier's check, wire-transfer or direct deposit of immediately available funds.

                      (3) Other Obligations. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in subsections 7.08(a)(1) and 7.08(a)(2), such failure continuing for a period of thirty (30) days after written notice of such failure (or such longer period as is reasonably necessary to remedy such failure; provided that Tenant commences the remedy within such thirty (30)-day period and continuously and diligently pursues such remedy at all times until such failure is cured).

                      (4) General Assignment. Any general arrangement or assignment by Tenant for the benefit of creditors.

                      (5) Bankruptcy. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition against Tenant, which involuntary petition remains undischarged for a period of sixty (60) days. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, within such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

                      (6) Receivership. The appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets or the Leased Premises, where possession is not restored to Tenant within forty-five (45) days.

                      (7) Attachment, The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or the Leased Premises, if such attachment or other seizure remains undismissed or undischarged for a period of forty-five (45) days after the levy thereof.

                      (8) Insolvency. The admission by Tenant in writing of its inability to pay its debts as they become due; the filing by Tenant of a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation; the filing by Tenant of an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant in any such proceeding; or, if within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed.

                      (9) Guarantor. [intentionally deleted.]

                      (10) Partner. If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or any person or entity constituting Tenant is involved in any of the events or acts described in subsections 7.08(a)(4) through (8).

                      (11) Misrepresentation. The discovery by Landlord that any representation, warranty or financial statement given to Landlord by Tenant under this Lease was materially false or misleading and materially affects Tenant's ability to perform its obligations under this Lease.

               (b) Remedies Upon Default.

                      (1) Termination. If an event of default occurs, Landlord shall have the right, with or without notice or demand, immediately (after expiration of any applicable grace period specified herein) to terminate this Lease, and at any time thereafter recover possession of the Leased Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, by any lawful means, and again repossess and enjoy the Leased Premises without prejudice to any of the remedies that Landlord may have under this Lease, or at law or in equity by reason of Tenant's default or of such termination.

                      (2) Continuation After Default. Even though Tenant has breached this Lease and/or abandoned the Leased Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under Section 7.08(b)(1) hereof in writing, and Landlord may enforce all of its rights and remedies under this Lease, including (but without limitation) the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a landlord under Section 1951.4 of the Civil Code of the State of California or any amended or successor code section. Acts of maintenance or preservation, efforts to relet the Leased Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease shall not constitute an election to terminate Tenant's right to possession. If Landlord elects to relet the Leased Premises for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such reletting; third, to the payment of the cost of any alterations or repairs to the Leased Premises; fourth, to the payment of Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If that portion of rent received from the reletting which is applied against the Rent due hereunder is less than the amount of the Rent due, Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as determined, any costs and expenses incurred by Landlord in connection with such reletting or in making alterations and repairs to the Leased Premises, which are not covered by the rent received from the reletting.

                      (c) Damages Upon Termination. Should Landlord terminate this Lease pursuant to the provisions of Section 7.08(b)(1) hereof, Landlord shall have all the rights and remedies of a landlord provided by Section 1951.2 of the Civil Code of the State of California. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law, Landlord shall be entitled to recover from Tenant: (i) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (i) and (ii) shall be computed with interest at the lesser of thirteen percent (13%) per annum or the maximum rate then allowed by law. The "worth at the time of award" of the amount referred to in clause (iii) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%).

               (d) Computation of Rent for Purposes of Default. For purposes of computing unpaid Rent which would have accrued and become payable under this Lease pursuant to the provisions of Section 7.08(c), unpaid Rent shall consist of the sum of:

                      (1) the total Base Rent for the balance of the Term, plus

                      (2) a computation of Tenant's Proportionate Share of Increased Basic Operating Cost and of Tenant's Proportionate Share of Increased Property Taxes for the balance of the Term, the assumed amounts for the Computation Year of the default and each future Computation Year in the Term to be equal to Tenant's Proportionate Share of Increased Basic Operating Cost and Tenant's Proportionate Share of Property Taxes, respectively, for the Computation Year immediately prior to the year in which default occurs, compounded at a per annum rate equal to the mean average rate of inflation for the preceding five (5) calendar years as determined by the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index (All Urban Consumers, all items (1982-84=100)) for the Metropolitan Area or Region in which the Project is located. If such Index is discontinued or revised, the average rate of inflation shall be determined by reference to the index designated as the successor or substitute index by the government of the United States.

               (e) Late Charge. If any payment required to be made by Tenant under this Lease is not received by Landlord within ten (10) days after the date the same became due, Tenant shall pay to Landlord a one-time late charge in an amount equal to five percent (5%) of the delinquent amount. The parties agree that Landlord would incur costs not contemplated by this Lease by virtue of such delinquencies, including without limitation administrative, collection, processing and accounting expenses, the amount of which would be extremely difficult to compute, and the amount stated herein represents a reasonable estimate thereof. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's breach or default with respect to such delinquency, or prevent Landlord from exercising any of Landlord's other rights and remedies except that acceptance of the delinquent amount, together with any applicable late charge and interest, shall constitute a complete cure of any such default.

               (f) Interest on Past-Due Obligations. Except as expressly otherwise provided in this Lease, any Rent due Landlord hereunder, other than late charges, which is not received by Landlord within ten (10) days after the date on which it was due, shall bear interest from the day after it was due at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus eight percent (8%) in addition to the late charge provided for in
Section 7.08(e).

               (g) Landlord's Right to Perform. Notwithstanding anything to the contrary set forth elsewhere in this Lease, in the event Tenant fails to perform any affirmative duty or obligation of Tenant under this Lease, then within five
(5) business days after written notice to Tenant (and without notice in case of an emergency) Landlord may (but shall not be obligated to) perform such duty or obligation on Tenant's behalf, including, without limitation, the obtaining of insurance policies or governmental licenses, permits or approvals. Tenant shall reimburse Landlord upon demand for the costs and expenses of any such performance (including penalties, interest and attorneys' fees incurred in connection therewith). Such costs and expenses incurred by Landlord shall be deemed Additional Rent hereunder.

               (h) Remedies Cumulative, All rights, privileges and elections or remedies of Landlord are cumulative and not alternative with all other rights and remedies at law or in equity to the fullest extent permitted by law.


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
               (i) Waiver. Tenant waives any right of redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law in the event Tenant is evicted and Landlord takes possession of the Leased Premises by reason of a default.


                                   ARTICLE 8.
                                OPTION TO RENEW


        8.01 OPTION TO RENEW.

               (a) Landlord hereby grants to Tenant one (1) option (the "Option") to extend the term of this Lease for an additional period of five (5) years (the "Option Term"), all on the following terms and conditions:

                      (1) The Option must be exercised, if at all, by written notice irrevocably exercising the Option ("Option Notice") delivered by Tenant to Landlord not later than twelve (12) months prior to the Term Expiration Date. Further, the Option shall not be deemed to be properly exercised if, as of the date of the Option Notice or at the Term Expiration Date, (i) Tenant is in default under this Lease, (ii) Tenant has assigned this Lease or its interest therein (other than to an affiliate, parent or subsidiary of Tenant) or in connection with a permitted merger or acquisition, or (iii) Tenant, or Tenant's affiliate, parent or subsidiary, is in possession of less than fifty percent (50%) of the square footage of the Leased Premises. Provided Tenant has properly and timely exercised the Option, the term of this Lease shall be extended for the period of the Option Term, and all terms, covenants and conditions of this Lease shall remain unmodified and in full force and effect, except that the Base Rent shall be modified as set forth in Section 8.01(a)(2) below.

                      (2) The Base Rent payable for the Option Term shall be the greater of (i) the Base Rent payable on the Term Expiration Date, or (ii) the then-current rental rate per rentable square foot (as further defined below, "FMRR") being agreed to in new leases by the Landlord and other landlords of buildings in the San Francisco, California area which are comparable in quality, location and prestige to the Building ("Comparable Buildings") and tenants leasing space in the Building or Comparable Buildings. As used herein, "FMRR" shall mean the rental rate per rentable square foot for which Landlord and/or other landlords are entering into new leases within the time period of fifteen
(15) to twelve (12) months prior to the Term Expiration Date ("Market Determination Period"), with new tenants leasing from Landlord and other landlords office space in the Building and/or Comparable Buildings ("Comparative Transactions"). To the extent such other Comparable Buildings have historically received lower or higher rents from the rents in the Building, then for the purpose of arriving at the FMRR, such rates when used to establish the FMRR in the Building shall be increased or decreased as appropriate to reflect such historical differences. Landlord shall provide its determination of the FMRR to Tenant within twenty (20) days after Landlord receives the Option Notice. Tenant shall have fifteen (15) days ("Tenant's Review Period") after receipt of Landlord's notice of the FMRR within which to accept such FMRR or to reasonably object thereto in writing. In the event Tenant objects to the FMRR submitted by Landlord, Landlord and Tenant shall attempt to agree upon such FMRR. If Landlord and Tenant fail to reach agreement on such FMRR within fifteen (15) days following the expiration of Tenant's Review Period (the "Outside Agreement Date"), then each party shall place in a separate seated envelope its final proposal as to FMRR and such determination shall be submitted to arbitration in accordance with subparagraph 8.01(b) below.

               (b) Landlord and Tenant shall meet with each other within five
(5) business days of the Outside Agreement Date and exchange the sealed envelopes and then open such envelopes in each other's presence. If Landlord and Tenant do not mutually agree upon the FMRR within two
(2) business days after the exchange and opening of envelopes, then, within ten
(10) business days of the exchange and opening of envelopes, Landlord and Tenant shall agree upon and jointly appoint one (1) arbitrator who shall be by profession be a real estate appraiser or broker who shall have been active over the ten (10) year period ending on the date of such appointment in the leasing of comparable commercial properties in the vicinity of the Building: Neither Landlord nor Tenant shall consult with such broker or appraiser as to his or her opinion as to FMRR prior to the appointment. The determination of the arbitrator shall be limited solely to the issue of whether Landlord's or Tenant's submitted FMRR for the Premises is the closer to the actual rental rate per rentable square foot for new leases within the Market Determination Period for Comparative Transactions. Such arbitrator may hold such hearings and require such briefs as the arbitrator, in his or her sole discretion, determines is necessary. In addition, Landlord or Tenant may submit to the arbitrator with a copy to the other party within five (5) business days after the appointment of the arbitrator any data and additional information that such party deems relevant to the determination by the arbitrator ("Data") and the other party may submit a reply in writing within five (5) business days after receipt of such Data.

                      (1) The arbitrator shall, within thirty (30) days of his or her appointment, reach a decision as to whether the parties shall use Landlord's or Tenant's submitted FMRR, and shall notify Landlord and Tenant of such determination.

                      (2) The decision of the arbitrator shall be binding upon Landlord and Tenant.

                      (3) If Landlord and Tenant fail to agree upon and appoint such arbitrator, then the appointment of the arbitrator shall be made by the American Arbitration Association.

                      (4) The cost of arbitration shall be paid by Landlord and Tenant equally.

                      (5) The arbitration proceeding and all evidence given or discovered pursuant thereto shall be maintained in confidence by all parties.


                                   ARTICLE 9.
                              MISCELLANEOUS MATTERS

        9.01 PARKING. None.

        9.02 BROKERS. Landlord has been represented in this transaction by Landlord's Broker. Tenant has been represented in this transaction by Tenant's Broker. Upon full execution of this Lease by both parties, Landlord shall pay to Landlord's Broker and Tenant's Broker a fee for brokerage services rendered by it in this transaction provided for in separate written agreements between Landlord and Landlord's Broker and Landlord's Broker and Tenant's Broker. Each party represents and warrants to the other that the brokers named in the Basic Lease Information sheet are the only agents, brokers, finders or other similar parties with whom such party has had any dealings in connection with the negotiation of this Lease and the consummation of the transaction contemplated hereby. Each party hereby agrees to indemnify, defend and hold the other party free and harmless from and against liability for compensation or charges which may be claimed by any agent, broker, finder or other similar party by reason of any dealings with or actions of such indemnifying party in connection with the negotiation of this Lease and the consummation of this transaction, including any costs, expenses and attorneys' fees incurred with respect thereto.

        9.03 NO WAIVER. No waiver by either party of the default or breach of any term, covenant or condition of this Lease by the other shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent default or breach by the other of the same or of any other term, covenant or condition hereof. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to, or approval of, any subsequent or similar act by Tenant, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Landlord's knowledge of a default or breach at the time of accepting Rent, the acceptance of Rent by Landlord shall not be a waiver of any preceding default or breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular Rent so accepted. Any payment given Landlord by Tenant may be accepted by Landlord on account of monies or damages due Landlord, notwithstanding any qualifying statements or conditions made by Tenant in connection therewith, which statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Landlord at or before the time of deposit of such payment.

        9.04 RECORDING. Neither this Lease nor a memorandum thereof shall be recorded without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion. Notwithstanding the foregoing, Tenant may record that certain Memorandum of Lease substantially in the form attached hereto as EXHIBIT G.

        9.05 HOLDING OVER. If Tenant holds over after expiration or termination of this Lease, Tenant shall pay for each month of hold-over tenancy two hundred (200%) times the Gross Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term for each month or any part thereof of any such hold-over period, together with such other amounts as may become due hereunder. No holding over by Tenant after the Term shall operate to extend the Term. In the event of any unauthorized holding over, Tenant shall indemnify, defend and hold Landlord harmless from and against all claims, demands, liabilities, losses, costs, expenses (including attorneys' fees), injury and damages incurred by Landlord as a result of Tenant's delay in vacating the Leased Premises.

        9.06 TRANSFERS BY LANDLORD. The term "Landlord" as used in this Lease shall mean the owner(s) at the time in question of the fee title to the Leased Premises or, if this is a sublease, of the Tenant's interest in the master lease. If Landlord transfers, in whole or in part, its rights and obligations under this Lease or in the Project, upon its transferee's assumption of Landlord's obligations hereunder and delivery to such transferee of any unused Security Deposit then held by Landlord, no further liability or obligations shall thereafter accrue against the transferring or assigning person as Landlord hereunder. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Landlord shall be binding only upon the Landlord as defined in this Section 9.06.

        9.07 ATTORNEYS' FEES. In the event either party places the enforcement of this Lease, or any part of it, or the collection of any Rent due, or to become due, hereunder, or recovery of the possession of the Leased Premises, in the hands of an attorney, or files suit upon the same, the prevailing party shall recover its reasonable attorneys' fees, costs and expenses, including those which may be incurred on appeal. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not suit is filed or any suit that may be filed is pursued to decision or judgment. The terms "prevailing party" shall include, without limitation, a party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred.

        9.08 TERMINATION; MERGER. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Leased Premises, shall constitute an acceptance of the surrender of the Leased Premises by Tenant before the scheduled Term Expiration Date. Prior to the Term Expiration Date, only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Leased Premises and accomplish a termination of this Lease. Unless specifically stated otherwise in writing by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or a termination hereof by Landlord for default by Tenant, shall automatically terminate any sublease or lesser estate in the Leased Premises; provided, however, Landlord shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Landlord's failure within thirty (30) days following any such event to make any written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Landlord's election to have such event constitute the termination of such interest.

        9.09 AMENDMENTS; INTERPRETATION. This Lease may not be altered, changed or amended, except by an instrument in writing signed by the parties in interest at the time of the modification. The captions of this Lease are for convenience only and shall not be used to define or limit any of its provisions.

        9.10 SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the fullest extent permitted by law.

        9.11 NOTICES. All notices, demands, consents and approvals which are required or permitted by this Lease to be given by either party to the other shall be in writing and shall be deemed to have been fully given by personal delivery or by recognized overnight courier service or when deposited in the United States mail, certified or registered, with postage prepaid, and addressed to the party to be notified at the address for such party specified on the Basic Lease Information sheet, or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days' notice to the notifying party given in accordance with this Section 9.11, except that upon Tenant's taking possession of the Leased Premises, the Leased Premises shall constitute Tenant's address for notice purposes. A copy of all notices given to Landlord or Tenant under this Lease shall be concurrently transmitted to such party or parties at such addresses as Landlord or Tenant, as the case may be, may from time to time hereafter designate by notice to the other party.

               Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. Notices delivered by nationally recognized overnight courier shall be deemed given twenty-four
(24) hours after delivery of the same to the courier. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day. Tenant hereby appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of or occupying the Leased Premises at the time, and, if there is no such person, then such service may be made by attaching the same on the main entrance of the Leased Premises.

        9.12 FORCE MAJEURE. Any prevention, delay or stoppage of work to be performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor, materials, equipment or reasonable substitutes therefor, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay or stoppage. Nothing in this Section
9.12 shall excuse or delay Tenant's obligation to pay Rent or other charges due under this Lease.

        9.13 GUARANTOR. [intentionally deleted.]

        9.14 SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns (subject to the provisions hereof, including, without limitation, Section 5.15), and shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent assignment or subletting, may be approved by Landlord hereunder, Tenant's assigns or subtenants.

        9.15 FURTHER ASSURANCES. Landlord and Tenant each agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

        9.16 INCORPORATION OF PRIOR AGREEMENTS. This Lease, including the exhibits and addenda attached to it, contains all agreements of Landlord and Tenant with respect to any matter referred to herein. No prior agreement or understanding pertaining to such matters shall be effective.

        9.17 APPLICABLE LAW. This Lease shall be governed by, construed and enforced in accordance with the laws of the State of California.

        9.18 TIME OF THE ESSENCE. Time is of the essence of each and every covenant of this Lease. Each and every covenant, agreement or other provision of this Lease on either party's part to be performed shall be deemed and construed as a separate and independent covenant of such party, not dependent on any other provision of this Lease or on any other covenant or agreement set forth herein.

        9.19 NO JOINT VENTURE. This Lease shall not be deemed or construed to create or establish any relationship of partnership or joint venture or similar relationship or arrangement between Landlord and Tenant hereunder.

        9.20 AUTHORITY. If a party is a corporation, trust, general or limited partnership or limited liability company, each individual executing this Lease on behalf of such party represents and warrants that he or she is duly authorized to execute and deliver this Lease on such party's behalf and that this Lease is binding upon such party in accordance with its terms. If a party is a corporation, trust, partnership, or limited liability company, such party shall, within ten (10) business days after request by the other party, deliver to the requesting party evidence satisfactory to the requesting party of such authority.

        9.21 [intentionally deleted].

        9.22 OFFER. Preparation of this Lease by Landlord or Landlord's agent and submission of same to Tenant shall not be deemed an offer to lease to Tenant. This Lease is not intended to be binding and shall not be effective until fully executed by both Landlord and Tenant.

        9.23 EXHIBITS; ADDENDA. The following Exhibits and addenda are attached to, incorporated in and made a part of this Lease: EXHIBIT A Floor Plan of the Leased Premises; EXHIBIT B Initial Improvement of the Leased Premises; EXHIBIT C Confirmation of Term of Lease; Exhibit D Building Rules and Regulations; EXHIBIT E Form of Fleet National Bank's Lease Subordination, Non-Disturbance and Attornment Agreement; EXHIBIT F Form of Letter of Credit; and EXHIBIT G Form of Memorandum of Lease.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE TO FOLLOW.]

        IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the Date of Lease shown on Basic Lease Information sheet.


                                         "LANDLORD":

                                         CEP INVESTORS XII LLC,
                                         a Delaware limited liability company

                                         By:     EPI Investors XII LLC,
                                                 a California limited
                                                 liability company
                                                 Its Manager

                                                 By:  Ellis Partners, Inc.,
                                                      California corporation
                                                      Its Manager


                                                      By: [ILLEGIBLE SIGNATURE]
                                                         ----------------------
                                                      Type Name:
                                                                ---------------
                                                      Title:
                                                            -------------------


                                         "TENANT":

                                         SHOPNOW.COM INC,
                                         a Washington corporation



                                         By: /s/ JOE ARCINIEGA
                                            -----------------------------------
                                         Type Name: Joe Arciniega
                                                   ----------------------------
                                         Title: Chief Operating Officer
                                               --------------------------------



                                         By:
                                            -----------------------------------
                                         Type Name:
                                                   ----------------------------
                                         Title:
                                               --------------------------------

                                    EXHIBIT A
                                   FLOOR PLAN
                                     OF THE
                                 LEASED PREMISES

                                  [FLOOR PLAN]

                                   8TH FLOOR
                               111 SUTTER STREET
                                     N.T.S.

                                  [FLOOR PLAN]

                                   9TH FLOOR
                               111 SUTTER STREET
                                     N.T.S.

                                    [FLOOR PLAN]

                                    [FLOOR PLAN]

                                    EXHIBIT B

                   INITIAL IMPROVEMENT OF THE LEASED PREMISES

        1. Tenant Improvements and Landlord Improvements. Landlord shall cause Pankow Builders (the "Contractor") to construct and install the Tenant Improvements (as defined below) and the Landlord Improvements (as defined below). The Contractor shall construct and install the tenant improvements (the "Tenant Improvements") in the Leased Premises, substantially in accordance with plans, working drawings and specifications ("Tenant's Plans") prepared by Ginsler (the "Architect") and approved by Landlord and Tenant, which approval shall not be unreasonably withheld by either party. Tenant's Plans shall include a kitchen (the "Product Kitchen") used solely for the preparation of food items to be photographed for inclusion in catalogs (in a variety of media). The costs of preparing Tenant's Plans and performing the Tenant Improvements shall be allocated between, and paid by, Landlord and Tenant as set forth in this EXHIBIT
B. Landlord shall require Contractor to competitively bid major subcontracts and materials purchases. With the exception of mechanical, electrical and fire safety subcontractors (whose charges shall not exceed those generally charged in other similar buildings in the vicinity for tenant improvement projects of the sort described in the Tenant's Plans), at least three bids shall be secured for each subcontract and material contract.

        2. Tenant's Plans. Tenant and Landlord shall mutually approve Tenant's Plans in writing, each party's approval shall not be unreasonably withheld, conditioned or delayed. Tenant's Plans (including, but not limited to, the Product Kitchen) shall comply with all applicable codes, laws, ordinances, rules and regulations, shall not adversely affect the Building shell or core or any systems, components or elements of the Building, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Building, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion. Tenant's Plans shall be complete plans, working drawings and specifications for the layout, improvement and finish of the Leased Premises consistent with the design and construction of the Building, including mechanical and electrical drawings and decorating plans, showing as many of the following as possible:

               (1) Location and type of all partitions;

               (2) Location and type of all doors, with hardware and keying schedule;

               (3) Ceiling plans, including light fixtures;

               (4) Location of telephone equipment room, with all special electrical and cooling requirements;

               (5) Location and type of all electrical outlets, switches, telephone outlets, and lights;

               (6) Location of all sprinklers (on a design build basis or in consultation with a sprinkler engineer);

               (7) Location and type of all equipment requiring special electrical requirements;

               (8) Location, weight per square foot and description of any heavy equipment or filing system exceeding fifty (50) pounds per square foot live and dead load;

               (9) Requirements for air conditioning or special ventilation;

               (10) Type and color of floor covering;

               (11) Location, type and color of wall covering;

               (12) Location, type and color of paint or finishes;

               (13) Location and type of plumbing;

               (14) Location and type of kitchen equipment;

               (15) Indicate critical dimensions necessary for construction;

               (16) Details showing all millwork with verified dimensions and dimensions of all equipment to be built in, corridor entrances, bracing or support of special walls or glass partitions, and any other items or information requested by Landlord; and

               (17) Location of all cabling.

        3. Landlord's review and approval of Tenant's Plans shall not constitute, and Landlord shall not be deemed to have made, any representation or warranty as to the compliance of the Tenant Improvements with any laws or as to the suitability of the Leased Premises or the Tenant Improvements for Tenant's needs.

        4. Construction.

               (a) The Tenant Improvements in the Leased Premises shall be completed substantially in accordance with Tenant's Plans by the Contractor in a good and workmanlike manner. Tenant shall promptly pay when due the entire cost of all of the Tenant Improvements (including the cost of all utilities, permits, fees, taxes, and property and liability insurance in connection therewith) required by Tenant's Plans. Landlord shall have no liability to Tenant if the Leased Premises is not suitable for Tenant's occupancy or if Tenant or Landlord has not obtained all the necessary permits for Tenant to occupy the Leased Premises by the Term Commencement Date; provided, however, that Base Rent shall abate until all permits necessary for Tenant's occupancy have been issued.

               (b) Landlord, at its sole cost and expense, shall provide or construct the following (collectively, the "Landlord Improvements") in the Leased Premises:

                      (i) Floor Coverings: All existing floor coverings shall be removed.

                      (ii) Elevator Lobby: The elevator lobbies on the floors of the Leased Premises shall be restored.

                      (iii) Partitions: All existing partitions shall be demolished.

                      (iv) Sprinkler System: Landlord shall provide the tap into the main sprinkler riser and install the main sprinkler loop around the core area of the Leased Premises.

                      (v) Life Safety Systems: Landlord shall provide Class "E" fire life safety floor subpanels with adequate connection points on the floors of the Leased Premises for code-required speaker and strobe lights as well as flow and tamper switches for the sprinkler systems, in accordance with existing code. The panels are to be installed in proximity to the Leased Premises. The code-required speakers, strobe lights, flow and tamper switches, and other equipment for the sprinkler systems shall be part of the Tenant Improvements.

                      (vi) Bathrooms: All restrooms on the floors of the Leased Premises shall be brought to meet all local codes, as well as ADA. Cosmetically, Landlord shall refurbish the restrooms in a manner consistent with a Class "A" San Francisco office tower. Landlord shall also correct all existing code violations in the common areas, if any, on the floors of the Leased Premises.

                      (vii) Electrical Load Requirements: Landlord shall provide an average of 6.5 watts per usable square foot of the Leased Premises (1.5 watts of the 6.5 watts shall be for lighting), peak demand load, of electrical power per floor stubbed to electrical closets on each floor of the Leased Premises each located at either end of the core area of the Leased Premises.

                      (viii) Telephone Requirements: Landlord shall provide to Tenant 200 pairs of copper phone wire per floor stubbed to the telephone closet (with capacity to add fiber optic cable) of each floor located at the core area of the Leased Premises.

                      (ix) Condenser Water Loop: Landlord shall provide a condenser water loop stubbed to each of the floors of the Leased Premises for access to condensed water for air conditioning necessary for Tenant's air conditioning needs (however, Tenant, at Tenant's cost but which may be paid from the Landlord's Contribution, shall be responsible for the installation, operation and maintenance of such air conditioning units).

        5. Landlord's and Tenant's Contributions. As Landlord's contribution for the costs of Tenant Plans and reimbursable expenses by the Architect, Landlord shall give Tenant an allowance in the maximum amount of $0.15 per square foot of Rentable Area, which equals $7,624.95 based upon 50,833 rentable square feet ("Landlord's Plans Contribution"). As Landlord's contribution for the costs of Tenant Improvements, Landlord shall give Tenant an allowance in the maximum amount of $29.85 per square foot of Rentable Area, which equals $1,517,365.05 based upon 50,833 rentable square feet ("Landlord's Tenant Improvements Contribution"). Tenant shall have the right prior to Tenant's Physical Possession Date to request in writing (along with third party bids or other documentation showing the proposed expenditures) that Landlord provide to Tenant an additional contribution for the construction of Tenant Improvements of up to a maximum of $4.00 per square foot of Rentable Area, or $203,332.00 ("Landlord's Additional Contribution," Landlord's Plans Contribution, Landlord's Tenant Improvements Contribution, and Landlord's Additional Contribution, if any, shall be collectively referred to as "Landlord's Contribution"). Landlord's Additional Contribution shall be added to Base Rent utilizing an interest rate of eleven percent (11%) per annum and a ten (10) year amortization schedule (i.e., for every one dollar ($1.00) per rentable square foot of Landlord's Additional Contribution, $8,402.70 per annum, or $700.22 per month shall be added to Base
Rent). Landlord's Tenant Improvements Contribution and Landlord's Additional Contribution, if any, may be used only for direct hard and soft costs, including construction costs, architect fees, and consultant fees. Notwithstanding the foregoing, Tenant may use a maximum of $2.00 per square foot of Rentable Area (or $101,666.00) of Landlord's Contribution for communication equipment and cabling. Any costs of preparing Tenant's Plans and constructing the Tenant Improvements in excess of Landlord's Contribution shall be paid by Tenant. Landlord shall pay Landlord's Contribution directly to the Architects and engineers and to the Contractor for the account of Tenant, in installments as professional services for Tenant's Plans are rendered, and Tenant improvements are completed, upon Landlord's receipt of a written request for payment accompanied by written invoices and other written evidence reasonably satisfactory to Landlord showing the costs incurred, until Landlord's Contribution is exhausted, Tenant shall indemnify and protect Landlord against any liability for mechanics, materialmen's and other liens or claims with respect to the Tenant Improvements and shall obtain releases to liens as payments are made relating to such liens. Tenant shall also provide to Landlord (at Tenant's expense or as a deduction from Landlord's Contribution), if reasonably required by Landlord, lien insurance or a lien completion bond in the amount provided for Section 5.07( c) of the Lease- Tenant shall pay to Landlord (or Landlord may deduct from Landlord's Contribution) a construction management fee equal to the lesser of (i) three and one-half percent (3.5%) of the total costs of the Tenant Improvements, or (ii) $ 1.00 per square foot of Rentable Area.

        6. Changes. Except for minor non-structural changes, if Tenant requests any change in Tenant's Plans, Tenant shall request such change in a written notice to Landlord.

        7. Other Work by Tenant. All work not within the scope of the normal construction trades employed on the Building, such as the furnishing and installing of furniture, telephone equipment, office equipment and wiring, shall be furnished and installed by Tenant at Tenant's expense.

        8. Requirements for Other Work Performed by Tenant. All other work performed at the Building or in the Project by Tenant or Tenant's contractor or subcontractors shall be subject to the following additional requirements:

               a. Such work shall not proceed until Landlord has approved in writing: (i) Tenant's contractor, (ii) the amount and coverage of public liability and property damage insurance, with Landlord named as an additional insured, carried by Tenant's contractor, (iii) complete and detailed plans and specifications for such work, and (iv) a schedule for the work.

               b. All work shall be done in conformity with a valid permit when required, a copy of which shall be furnished to Landlord before such work is commenced. In any case, all such work shall be performed in accordance with all applicable laws. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to comply with applicable laws.

               c. Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service, on a nonexclusive basis, with Landlord. Landlord shall have the right to require any necessary movement of materials by the elevator to be done after regular working hours.

               d. Tenant shall be responsible for cleaning the Leased Premises, the Building and the Project and removing all debris in connection with its work. All completed work shall be subject to inspection and acceptance by Landlord. Tenant shall reimburse Landlord for the cost all extra expense incurred by Landlord by reason of faulty work done by Tenant or Tenant's contractor or by reason of inadequate cleanup by Tenant or Tenant's contractor. Landlord will provide Tenant with copies of third party consultant invoices within five (5) business days of Tenant's request for such invoices.

        9. Tenant Delay. If the completion of the Tenant Improvements is delayed
(i) at the request of Tenant, (ii) by Tenant's failure to comply with the foregoing provisions (including failure to pay any sums payable by Tenant within the time periods specified herein), (iii) by changes in the Tenant's Plans ordered by Tenant or by extra work ordered by Tenant, (iv) because Tenant chooses to have additional work performed by Landlord, or (v) because of any other act or omission of Tenant (collectively, "Tenant Delay"), then Tenant shall be responsible for all costs and any expenses occasioned by such Tenant Delay including, without limitation, any costs and expenses attributable to increases in labor or materials; and, if such delay actually delays the Term Commencement Date, then Tenant shall pay Lessor the Base Rent for the entire period of such delay.

                                    EXHIBIT C
                          CONFIRMATION OF TERM OF LEASE

        This Confirmation of Term of Lease is made by and between ______, a _______, as Landlord, and________________, a__________ , as Tenant, who agree as follows:

        1. Landlord and Tenant entered into a Lease dated ________, 19__ (the "Lease"), in which Landlord leased to Tenant and Tenant leased from Landlord the Leased Premises described in the Basic Lease Information sheet of the Lease (the "Leased Premises").

        2. Pursuant to Section 3.01 of the Lease, Landlord and Tenant agree to confirm the commencement date and expiration date of the Term of the Lease as follows:

        a. ___________________, 19__, is the Term Commencement Date;

        b. ___________________, 19__, is the Term Expiration Date;

        c. ___________________, 19__, is the commencement date of Rent under the Lease.

        3. Tenant hereby confirms that the Lease is in full force and effect and:

        a. It has accepted possession of the Leased Premises as provided in the Lease;

        b. The improvements and space required to be furnished by Landlord under the Lease have been furnished;

        c. Landlord has fulfilled all its duties of an inducement nature;

        d. The Lease has not been modified, altered or amended, except as follows:
           __________________________________________________________; and

        e. There are no setoffs or credits against Rent and no security deposit has been paid except as expressly provided by the Lease.


    (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE TO FOLLOW.]

        4. The provisions of this Confirmation of Term of Lease shall inure to the benefit of, or bind, as the case may require, the parties and their respective successors, subject to the restrictions on assignment and subleasing contained in the Lease.

        DATED:________________________, 19__

"LANDLORD":                                    "TENANT":

CEP INVESTORS XII LLC,                         SHOPNOW.COM INC, a Washington
a Delaware limited liability company           corporation

By:  EPI Investors X11 LLC,                    By:
     a California limited liability company       -----------------------------
     Its Manager                               Typed Name:
                                                          ---------------------
     By:  Ellis Partners, Inc.,                Title:
          a California corporation,                  ---------------------------
          Its Manager


By:
   -----------------------------
Typed Name:
           ---------------------
Title:
      ---------------------------

                                    EXHIBIT D

                         BUILDING RULES AND REGULATIONS


        1. The sidewalks, doorways, halls, stairways, vestibules and other similar areas shall not be obstructed by Tenant or used by it for any purpose other than ingress to and egress from the Leased Premises, and for going from one part of the Building to another part. Corridor doors, when not in use, shall be kept closed. Before leaving the Building, Tenant shall ensure that all doors to the Leased Premises are securely locked and all water faucets and electricity are shut off.

        2. Plumbing fixtures shall be used only for their designated purpose, and no foreign substances of any kind shall be deposited therein. Damage to any such fixtures resulting from misuse by Tenant or any employee or invitee of Tenant shall be repaired at the expense of Tenant.

        3. Nails, screws and other attachments to the Building require prior written consent from Landlord, except for the routine hanging of pictures, artwork, photographs, maps, diplomas, licenses, or certificates or similar items. Tenant shall not mar or deface the Leased Premises in any way. Tenant shall not place anything on or near the glass of any window, door or wall which may appear unsightly from outside the Leased Premises.

        4. All contractors and technicians rendering any installation service to Tenant shall be subject to Landlord's approval and supervision prior to performing services. This applies to all work performed in the Building, including, but not limited to, installation of telephones, telegraph equipment, wiring of any kind, and electrical devices, as well as all installations affecting floors, walls, woodwork, windows, ceilings and any other physical portion of the Building.

        5. Movement in or out of the Building of furniture, office equipment, safes or other bulky material which requires the use of elevators, stairways, or the Building entrance and lobby shall be restricted to hours established by Landlord. All such movement shall be under Landlord's supervision, and the use of an elevator for such movements shall be restricted to the Building's freight elevator. Arrangements shall be made at least 24 hours in advance with Landlord regarding the time, method, and routing of such movements. Tenant shall pay for the services of the employees of the elevator service company employed when safes and other heavy articles are moved into or from the Building, and Tenant shall assume all risks of damage and pay the cost of repairing or providing compensation for damage to the Building, to articles moved and injury to persons or property resulting from such moves.

        6. Landlord shall have the right to limit the weight and size of, and to designate the location of, all safes and other heavy property brought into the Building.

        7. Tenant shall cooperate with Landlord in maintaining the Leased Premises. Tenant shall not employ any person for the purpose of cleaning the Leased Premises other than the Building's cleaning and maintenance personnel:
Window cleaning shall be done only by Landlord's agents at such times and during such hours as Landlord shall elect. Janitorial services will not be furnished on nights when rooms are occupied after 7:00 p.m.

        8. Deliveries of water, soft drinks, newspapers or other such items to the Leased Premises shall be restricted to hours established by Landlord and made by use of the freight elevator if Landlord so directs.

        9. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds, fish or animals of any kind shall be brought into or kept in, on or about the Leased Premises, with the exception of guide dogs where necessary.

        10. No cooking shall be done in the Leased Premises except in connection with the Product Kitchen (as defined in EXHIBIT B) and a convenience lunch room for the sole use of employees and guests (on a non-commercial basis) in a manner which complies with all of the provisions of the Lease and which does not produce fumes or odors.

        11. Food, soft drink or other vending machines shall not be placed within the Leased Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

        12. Tenant shall not install or operate on the Leased Premises any electric heater, stove or similar equipment (but specifically excluding coffee machines and microwave ovens) without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall not use or keep on the Leased Premises any kerosene, gasoline, or inflammable or combustible fluid or material other than limited quantities reasonably necessary for the operation and maintenance of office equipment utilized at the Leased Premises. No explosives shall be brought onto the Project at any time.

        13. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice.

        14. [Intentionally deleted]

        15. Tenant, its employees, agents and invitees shall each comply with all requirements necessary for the security of the Leased Premises, including, if implemented by Landlord, the use of service passes issued by Landlord for after-hours movement of office equipment/packages, and the signing of a security register in the Building lobby after hours. Landlord reserves the right to refuse entry to the Building after normal business hours to Tenant, its employees, agents or invitees, or any other person without satisfactory identification showing his or her right of access to the Building at such time. Landlord shall not be liable for any damages resulting from any error in regard to any such identification or from such admission to or exclusion from the Building. Landlord shall not be liable to Tenant for losses due to theft or burglary, or for damage by unauthorized persons in, on or about the Project, and Tenant assumes full responsibility for protecting the Leased Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry closed.

        16. Landlord will furnish Tenant with a reasonable number of initial keys for entrance doors into the Leased Premises, and may charge Tenant for additional keys thereafter. All such keys shall remain the property of Landlord. No additional locks are allowed on any door of the Leased Premises without Landlord's prior written consent and Tenant shall not make any duplicate keys. Upon termination of this Lease, Tenant SHALL surrender to Landlord all keys to the Leased Premises, and give to Landlord the combination of all locks for safes and vault doors, if any, in the Leased Premises.

        17. Tenant shall not bring into (or permit to be brought into) the Building any bicycle or other type of vehicle (but specifically excluding strollers, carriages, wheelchairs, and similar devices).

        18. Landlord retains the right at any time, without liability to Tenant, to change the name and street address of the Building, except as otherwise expressly provided in the Lease with respect to signage.

        19. Canvassing, peddling, soliciting, and distribution of handbills in or at the Project are prohibited and Tenant will cooperate to prevent these activities.

        20. The Building hours of operation are 7:00 a.m. to 6:00 p.m., Monday through Friday, excluding holidays. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building on Saturdays, Sundays and legal holidays, and between the hours of 6:01 p.m. of any day and 6:59 a.m. of the following day, and during such other hours as Landlord may deem advisable for the protection of the Building and the tenants thereof; provided, however, that Tenant and Tenant's employees; agents, contractors, invitees, and licensees shall have access to the Leased Premises 24 hours per day, 7 days per week, 365 days per year.

        21. The requirements of Tenant will be attended to only upon application to the Project manager. Employees will not perform any work or do anything outside of their regular duties unless under specific instruction from the Project manager.

        22. Tenant shall cooperate fully with the life safety program of the Building as established and administered by Landlord. This shall include participation by Tenant and its employees in exit drills, fire inspections, life safety orientations and other programs relating to fire and life safety that may be established by Landlord.

        23. No smoking shall be permitted in the Building.

        24. Landlord reserves the right to rescind any of these rules and regulations and to make future rules and regulations required for the safety, protection and maintenance of the Project, the operation and preservation of the good order thereof, and the protection and comfort of the tenants and their employees and visitors; provided that in all events Landlord shall only make and enforce rules that are reasonable, do not materially restrict Tenant's use and occupancy of the Leased Premises as contemplated in the Lease, and that are nondiscriminatory in nature and enforcement. Such rules and regulations, when made and written notice thereof given to Tenant, shall be binding as if originally included herein. Landlord shall not be responsible to Tenant for the non-observance or violation of these rules and regulations by any other tenant of the Building. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these rules and regulations, provided that Tenant has been previously apprised of any rule or regulation pursuant to which such person is excluded or expelled.

                                   EXHIBIT E


                      LEASE SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

        This agreement ("Lease Subordination, Non-Disturbance and Attornment Agreement" or "Agreement") is made as of the ______ day of ___________________, 199_, among FLEET NATIONAL BANK, a national banking association organized under the laws of the United States, and having a place of business at Suite 800, 111 Westminster Street, Providence, Rhode Island 02903, as Agent (the "Agent") for the Lenders (as that term is defined in a certain Loan Agreement by and between the hereinafter defined Borrower, the Agent and the Lenders), __________________, a _______________, having a place of business at
______________ ("Landlord" or "Borrower"), and _________________ ("Tenant").

                            Introductory Provisions

        A. Agent and the Lenders are relying on this Agreement as an inducement to Lenders in making and maintaining a loan ("Loan") secured by, among other things, a [Mortgage and Security Agreement] [Deed of Trust and Security Agreement] ("Mortgage") given by Borrower to Agent covering property commonly known as and numbered ______________________________, _______________,
____________ and further described in Exhibit A attached hereto ("Property"). Agent is also the "Assignee" under an Assignment of Leases and Rents ("Assignment") from Borrower with respect to the Property.

        B. Tenant is the tenant under that certain lease ("Lease") dated _________, 19__, made with [Landlord] [Landlord's predecessor in title], covering certain premises ("Premises") at the Property as more particularly described in the Lease [and in the "Notice of Lease" dated ________________, 19__, which has been recorded at _____________ in Book _________, Page _______].

        C. Lenders require, as a condition to the making and maintaining of the Loan, that the Mortgage be and remain superior to the Lease and that Agent's rights under the Assignment be recognized.

        D. Tenant requires as a condition to the Lease being subordinate to the Mortgage that its rights under the Lease be recognized.

        E. Agent, Landlord, and Tenant desire to confirm their understanding with respect to the Mortgage and the Lease.

        NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the understanding by Tenant that Lenders shall rely hereon in making and maintaining the Loan, Agent, Landlord, and Tenant agree as follows:

        1. Subordination. The Lease and the rights of Tenant thereunder are subordinate and inferior to the Mortgage and any amendment, renewal, substitution, extension or replacement thereof and each advance made thereunder as though the Mortgage, and each such amendment, renewal, substitution, extension or replacement were executed and recorded, and the advance made, before the execution of the Lease.

        2. Non-Disturbance. So long as Tenant is not in default (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed or observed, (i) Tenant's occupancy of the Premises shall not be disturbed by Agent in the exercise of any of its rights under the Mortgage during the term of the Lease, or any extension or renewal thereof made in accordance with the terms of the Lease, and (ii) Agent will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Mortgage.

        3. Attornment and Certificates. In the event Agent succeeds to the interest of Borrower as Landlord under the Lease, or if the Property or the Premises are sold pursuant to any foreclosure of the Mortgage, Tenant shall attorn to Agent, or a purchaser upon any such foreclosure sale, and shall recognize Agent, or such purchaser, thereafter as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, or upon request of any such purchaser, (a) any instrument or certificate which, in the reasonable judgment of such holder(s), or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, and
(b) an instrument or certificate regarding the status of the Lease, consisting of statements, if true (and if not true, specifying in what respect), (i) that the Lease is in full force and effect, (ii) the date through which rentals have been paid, (iii) the duration and date of the commencement of the term of the Lease, (iv) the nature of any amendments or modifications to the Lease, (v) that no default, or state of facts, which with the passage of time, or notice, or both, would constitute a default, exists on the part of either party to the Lease, and (vi) the dates on which payments of additional rent, if any, are due under the Lease.

        4. Limitations. If Agent exercises any of its rights under the Assignment or the Mortgage, or if Agent shall succeed to the interest of Landlord under the Lease in any manner, or if any purchaser acquires the Property, or the Premises, upon or after any foreclosure of the Mortgage, or any deed in lieu thereof, Agent or such purchaser, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants and conditions of the Lease on Tenant's part to be paid, performed or observed that the Landlord had or would have had if Agent or such purchaser had not succeeded to the interest of the present Landlord. From and after any such attornment, Agent or such purchaser shall be bound to Tenant under all the terms, covenants and conditions of the Lease, and Tenant shall, from and after such attornment to Agent, or to such purchaser have the same remedies against Agent, or such purchaser, for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord, if Agent or such purchaser had not succeeded to the interest of Landlord. Provided, however, that Agent or such purchaser shall only be bound during the period of its ownership, and that in the case of the exercise by Agent of its rights under the Mortgage, or the Assignment, or any combination thereof, or a foreclosure, or deed in lieu of foreclosure, all Tenant claims shall be satisfied only out of the interest, if any, of Agent, or such purchaser, in the Property, and Agent and such purchaser shall not be (a) liable for any act or omission of any prior landlord (including the Landlord); or (b) liable for or incur any obligation with respect to the construction of the Property or any improvements of the Premises or the Property; or (c) subject to any offsets or defenses which Tenant might have against any prior landlord (including the Landlord); or (d) bound by any rent or additional rent which Tenant might have paid for more than the then current rental period to any prior landlord (including the Landlord); or (e) bound by any amendment or modification of the Lease, or any consent to any assignment or sublet, made without Agent's prior written consent; or (f) bound by or responsible for any security deposit not actually received by Agent; or (g) liable for or incur any obligation with respect to any breach of warranties or representations of any nature under the Lease or otherwise including without limitation any warranties or representations respecting use, compliance with zoning, landlord's title, landlord's authority, habitability and/or fitness for any purpose, or possession; or (h) liable for consequential damages. The foregoing shall not, however: (i) relieve Agent or such purchaser, of the obligation to remedy or cure any conditions at the Premises the existence of which constitutes a Landlord default under the Lease and which continue at the time of such succession or acquisition, or (ii) deprive the Tenant of the right to terminate the Lease for a breach of Landlord covenant which is not cured as provided for herein and in the Lease and as a result of which there is a material interference with Tenant's permitted use and occupation of the Premises or any permitted business conducted therein.

        5. Rights Reserved. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of: (a) the Landlord under the Lease, or any subsequent Landlord, against the Tenant in the event of any default by Tenant (beyond any period expressed in the. Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants or conditions of the Lease on Tenants part to be performed or observed; or (b) the Tenant under the Lease against the original or any prior Landlord in the event of any default by the original Landlord to pursue claims against such original or prior Landlord whether or not such claim is barred against Agent or a subsequent purchaser.

        6. Notice and Right to Cure. Tenant agrees to provide Agent with a copy of each notice of default given to Landlord under the Lease, at the same time as such notice of default is given to the Landlord, and that in the event of any default by the Landlord under the Lease, Tenant will take no action to terminate the Lease (a) if the default is not curable by Agent (so long as the default does not interfere with Tenant's use and occupation of the Premises), or (b) if the default is curable by Agent, unless the default remains uncured for a period of thirty (30) days after written notice thereof shall have been given, postage prepaid, to Agent at the address provided in Section 7 below; provided, however, that if any such default is such that it reasonably cannot be cured within such thirty (30) day period, such period shall be extended for such additional period of time as shall be reasonably necessary (including, without limitation, a reasonable period of time to obtain possession of the Property and to foreclose the Mortgage), if Agent gives Tenant written notice within such thirty (30) day period of Agent's election to undertake the cure of the default and if curative action (including, without limitation, action to obtain possession and foreclose) is instituted within a reasonable period of time and is thereafter diligently pursued. Agent shall have no obligation to cure any default under the Lease.

        7. Notices. Any notice or communication required or permitted hereunder shall be in writing, and shall be given or delivered: (i) by United States mail, registered or certified, postage fully prepaid, return receipt requested, or
(ii) by recognized courier service or recognized overnight delivery service; and in any event addressed to the party for which it is intended at its address set forth below:

                        To Agent:        Fleet National Bank, as Agent
                                         111 Westminster Street
                                         Suite 800
                                         Providence, Rhode Island 02903

                          Attention: Commercial Real Estate Department

              To Tenant:
                        -----------------------------------------------

                        -----------------------------------------------

                        -----------------------------------------------

                        -----------------------------------------------

or such other address as such party may have previously specified by notice given or delivered in accordance with the foregoing. Any such notice shall be deemed to have been given and received on the date delivered or tendered for delivery during normal business hours as herein provided.

        8. No Oral Change. This Agreement may not be modified orally or in any manner than by an agreement in writing signed by the parties hereto or their respective successors in interest.

        9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, personal representatives, successors and assigns, and any purchaser or purchasers at foreclosure of the Property or any portion thereof, and their respective heirs, personal representatives, successors and assigns.

        10. Payment of Rent To Agent. Tenant acknowledges that it has notice that the Lease and the rent and all sums due thereunder have been assigned to Agent as part of the security for the obligations secured by the Mortgage. In the event Agent notifies Tenant of a default under the Loan and demands that Tenant pay its rent and all other sums due under the Lease to Agent, Tenant agrees that it will honor such demand and pay its rent and all other sums due under the Lease to Agent, or Agent's designated agent, until otherwise notified in writing by Agent. Borrower unconditionally authorizes and directs Tenant to make rental payments directly to Agent following receipt of such notice and Borrower further agrees that Tenant may rely upon such notice without any obligation to further inquire as to whether or not any default exists under the Mortgage or the Assignment and notwithstanding any notice from or claim of Borrower to the contrary. Borrower shall have no right or claim against Tenant for or by reason of any payments of rent or other charges made by Tenant to Agent following Tenant's receipt of any such notice.

        11. No Amendment or Cancellation of Lease. As long as the Mortgage remains undischarged of record, Tenant shall not agree to amend or modify the Lease in any material respect, or agree to cancel or terminate the Lease or agree to subordinate the Lease to any other mortgage or deed of trust, without Agent's prior written consent in each instance.

        12. No Waiver. This Agreement does not:

                (a) constitute a waiver by Agent of any of its rights under the Mortgage or any of the other Loan Documents (as defined in the Mortgage); or

                (b) in any way release Borrower from its obligations to comply with the terms, provisions, conditions, covenants and agreements and clauses of the Mortgage and other Loan Documents.

        13. Borrower Compliance. The provisions of the Mortgage remain in full force and effect and must be complied with by Borrower.

        14. Captions. Captions and headings of sections are not parts of this Agreement and shall not be deemed to affect the meaning or construction of any of the provisions of this Agreement.

        15. Counterparts. This Agreement may be executed in several counterparts each of which when executed and delivered is an original, but all of which together shall constitute one instrument.

        16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of ______________.

        17. Parties Bound. The provisions of this Agreement shall be binding upon and inure to the benefit of Tenant, Agent, Lenders and Borrower and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as a sealed instrument, as of the date first above written.

                          AGENT:

                          FLEET NATIONAL BANK, as Agent


                          By:
                             ------------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------

                          Date executed by Agent:
                                                 ----------------------------

                          TENANT:

                          [insert name]


                          BY:
                             ------------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------


                          Date executed by Tenant:
                                                  ---------------------------

                         LANDLORD:

                         [insert name]


                          BY:
                             ------------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------


                          Date executed by Landlord:
                                                    -------------------------


           [INSERT APPLICABLE STATE ACKNOWLEDGEMENTS FOR ALL PARTIES]

                                                                       EXHIBIT F

                                         Irrevocable Standby
                                         Letter of Credit
                                         No.
                                            ------------------------------
                                         Issuance Date:
                                                       -------------------
                                         Expiration Date:
                                                         -----------------
Beneficiary:
NAME & ADDRESS
Attn:
     ----------------------


Ladies & Gentlemen:


         We hereby establish our Irrevocable Standby Letter of Credit in your favor for the account of Shopnow.com for a maximum amount of ________________(__________________ 00/100 USD) available for payment at sight by your draft(s) drawn on us when accompanied by the following document:

        Beneficiary's dated statement purportedly signed by one of its officials reading: "The amount of this drawing $ __________ under PaineWebber Incorporated L/C No.________represents funds due us as Shopnow.com is in default under the terms of the Lease agreement dated _________ between Shopnow.com and _____________."

        PaineWebber Incorporated does not require receipt of the original Letter of Credit Document for draws under this Letter of Credit.

        Up to the maximum amount, partial and multiple drawings are allowed.

        It is a condition of this Letter of Credit that it will be automatically renewed without amendment for a one year period upon the expiration date set forth above and upon each anniversary of such date, unless 60 (sixty) days prior to the expiration date, or prior to any anniversary of such date, we notify you in writing by certified mail, return receipt requested mail, or by courier, that we elect not to so renew this Letter of Credit.

         Upon receipt of our notice of election not to renew this L/C you may draw on us for up to the balance remaining and within the then applicable expiration date by your sight draft drawn on us.

                                                           Continued on Page Two

Page Two
L/C No.__________


        This Letter of Credit may only be transferred in its entirety by PaineWebber Incorporated upon our receipt of the attached "Exhibit A" duly completed and executed by the Beneficiary and accompanied by the original Letter of Credit and all Amendment(s), if any, together with the payment of our transfer fee of 1/4 of 1% of the transfer amount.

        Drafts and Documents must be presented for payment at our office located at 1200 Harbor Blvd., 4th Floor, Weehawken, NJ 07087 to the attention of the Letter of Credit Dept. on or before the expiration date specified herein.

        This credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 revision) ICC Publication No. 500, and to the extent not inconsistent therewith, the law of the State of New York, including Article 5 of the New York Uniform Commercial Code.

        We hereby engage with you to honor drafts and documents drawn under and in compliance with the terms of this credit. If we receive these documents not later than 12:00 noon (Eastern Time) on a banking day we will honor the same on the next succeeding banking day via a Federal Funds Wire. If we receive these documents after 12:00 noon (Eastern Time) on a banking day we will honor the same on the second succeeding banking day via a Federal Funds Wire.

        All communications to us with respect to this L/C must be addressed to our office located at 1200 Harbor Blvd., 4th Floor, Weehawken, NJ 07087 to the attention of the Letter of Credit Dept.


                                                        Very Truly Yours,


                                                        Authorized Signature

                   [PAINEWEBBER INCORPORATED LETTERHEAD]


THIS FORM TO BE USED WHERE A LETTER OF CREDIT IS TRANSFERRED IN ITS ENTIRETY

                                                   Date:
                                                        -------------------

Re: Letter of Credit Number:____________ issued by PaineWebber Incorporated

Gentlemen:

        For value received, the undersigned beneficiary hereby irrevocably transfers to:


          ---------------------------------------------------------------
                                (Name of Transferee)

          ---------------------------------------------------------------
                                       (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

        By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred ??? the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole ??? in relating to any amendments whether increases or extensions or other amendments and whether ??? existing or hereafter made. All amendments are to be advised direct to the transferee without necess ??? any consent of or notice to the undersigned beneficiary.

        The original advice of such Letter of Credit is returned herewith together with any ??? and amendments, and we ask you to endorse the transfer on the reverse of the original advice, and forward to the transferee with your customary notice of transfer.

        Enclosed is remittance of $ ________ in payment of your transfer commission and in ad ??? thereto we agree to pay to you on demand any expenses which may be incurred by you in connection ??? this transfer.


                                                   Yours very truly,

SIGNATURE GUARANTEED


------------------------------------         -----------------------------------
Name of Bank                                 Name of Beneficiary


-----------------------------------          -----------------------------------
Authorized Signature                         Authorized Signature

                                                                       EXHIBIT G

Attention: Suzanne M. Larsen, Esq.
Graham & James LLP/Riddell Williams P.S.
1001 Fourth Avenue, Suite 4500
Seattle, WA 98154-1065

================================================================================

                               MEMORANDUM OF LEASE


Lessor:       CEP Investors XII LLC,
              a Delaware limited liability company

Lessee:       ShopNow.com, Inc.
              a Washington corporation

Legal Description (Abbr.):
                           -----------------------------------------------
                           Additional Legal Description on Pages______of Memorandum

Assessor's Tax Parcel Number:
                             ---------------------------------------------

Date: September__ 1999.

1. Premises. CEP Investors XII LLC, a Delaware limited liability company ("CEP") and ShopNow.com, Inc., a Washington corporation ("ShopNow") entered into a Lease Agreement dated as of September _, 1999 (the "Lease") pursuant to which CEP leased a portion of the building located on the real property commonly known as 111 Sutter Street, San Francisco, California and more particularly described as follows:


        ------------------------------------------------------
        Situate in the City and County of San Francisco, State of California.


        to ShopNow. The complete terms and conditions of their agreement are set forth in the Lease.

2. Term. The lease is for a term of approximately ten (10) years commencing after the completion of certain improvements by CEP.

3. Purpose. This Memorandum is prepared for the purposes of recordation and to provide constructive notice of the Lease, and it in no way modifies or amends the terms and conditions of the Lease.

        MADE EFFECTIVE as of the day and year first above written.


        CEP:                                      ShopNow:

        CEP Investors XII LLC,                    Shop Now.com, Inc.,

        a Delaware limited liability company      a Washington corporation

        By:                                       By:
           ------------------------                  ---------------------------
        Name:                                     Name:
             ----------------------                    -------------------------
        Title:                                    Title:
              ---------------------                     ------------------------

                                ACKNOWLEDGEMENTS

STATE OF___________________ )
                            ) ss
COUNTY OF__________________ )

     On this_______ day of September, 1999, before me personally appeared __________________, to me known to be the ______________ of CEP Investors XII LLP, a Delaware limited liability company, the company that executed the foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the seal of said company.

DATED:
      -------------------------         ----------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        NOTARY PUBLIC in and for the
                                        State of__________, residing
                                        at______________________________________
                                        My appointment expires:_________________


STATE OF WASHINGTON  )
                     )ss
COUNTY OF KING       )

               On this______day of September, 1999, before me personally appeared _______________, to me known to be the _______________ of ShopNow.com, Inc., a Washington corporation, the corporation that executed the foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of said corporation and that the seal affixed, if any, is the corporate seal of said corporation.

DATED:
      -------------------------         ----------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        NOTARY PUBLIC in and for the
                                        State of Washington, residing
                                        at______________________________________
                                        My appointment expires:_________________

                                  ATTACHMENT 2
                                 Tenant's Plans
                                111 Sutter Street
                                 Office Building
                                   9th Floor
                                haggingroup.com

                                    GENSLER

                                   FLOOR PLAN


                                      2A.1
                                haggingroup.com

                                    GENSLER

                                   FLOOR PLAN


                                      2A.2
                                haggingroup.com

                                    GENSLER

                                   FLOOR PLAN


                                      2A.3
                                haggingroup.com

                                    GENSLER

                                   FLOOR PLAN


                                      2A.4